AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT FINANCIAL STATEMENTS

December 31, 2025

9311 San Pedro Avenue, Suite 1400 San Antonio, Texas 78216 210-737-1042

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

American National Insurance Company and

Contract Owners of American National Variable Life Separate Account

Opinion on the Financial Statements

We have audited the accompanying statements of net assets for each of the subaccounts of American National Variable Life Separate Account (the Account) listed in Appendix A, as of December 31, 2025, the related statements of operations, statements of changes in net assets and financial highlights for each of the periods presented in Appendix A, and the related notes (collectively, the financial statements). In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts comprising the Account as of December 31, 2025, and the results of their operations, the changes in their net assets and financial highlights for each of the periods presented in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights of each subaccount for the years ended December 31, 2023 and prior were audited by other auditors whose report, dated April 23, 2024, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the underlying funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ WEAVER & TIDWELL LLP

San Antonio, Texas

April 24, 2026

We have served as the auditor of American National Variable Life Separate Account since 2024.

Weaver and Tidwell, L.L.P.

CPAs AND ADVISORS | WEAVER.COM

American National Variable Life Separate Account

Subaccount	Statement of Net Assets as of	Statement of Operations for the Year Ended	Statement of Changes in Net Assets for each of the Two Years in the Period Ended	Financial Highlights for each of the Two Years in the Period Ended
Alger Balanced Portfolio - Class I-2	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Alger Capital Appreciation Portfolio - Class I-2	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Alger Growth & Income Portfolio - Class I-2	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Alger Large Cap Growth Portfolio - Class I-2	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Alger Mid Cap Growth Portfolio - Class I-2	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Alger Small Cap Growth Portfolio - Class I-2	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Federated Hermes Fund for U.S. Government Securities II	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Federated Hermes High Income Bond Fund II - Primary Shares	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Federated Hermes Kaufmann Fund II - Primary Shares	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Federated Hermes Managed Volatility Fund II - Primary Shares	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Federated Hermes Quality Bond Fund II - Primary Shares	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Fidelity VIP Asset Manager 70% Portfolio - Initial Class*	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Fidelity VIP Asset Manager 50% Portfolio - Initial Class**	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Fidelity VIP Balanced Portfolio - Initial Class	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Fidelity VIP Contrafund Portfolio - Initial Class	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Fidelity VIP Contrafund Portfolio - Service Class 2	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Fidelity VIP Equity-Income Portfolio - Initial Class	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Fidelity VIP Equity-Income Portfolio - Service Class 2	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Fidelity VIP Government Money Market Portfolio - Initial Class	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Fidelity VIP Government Money Market Portfolio - Service Class 2	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Fidelity VIP Growth - Initial Class	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Fidelity VIP Growth and Income - Initial Class	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Fidelity VIP Growth and Income - Service Class 2	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Fidelity VIP Growth Opportunities Portfolio - Initial Class	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Fidelity VIP High Income - Initial Class	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Fidelity VIP Index 500 Portfolio - Initial Class	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Fidelity VIP Index 500 Portfolio - Service Class 2	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Fidelity VIP Mid Cap Portfolio - Initial Class	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Fidelity VIP Mid Cap Portfolio - Service Class 2	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Fidelity VIP Overseas Portfolio - Initial Class	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Fidelity VIP Value Portfolio - Service Class 2	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Fidelity VIP Value Strategies - Service Class 2	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Invesco V.I. Discovery Mid Cap Growth Fund	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Invesco V.I. Diversified Dividend Fund - Series I	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Invesco V.I. Equity and Income Fund	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Invesco V.I. Health Care Fund - Series I	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Invesco V.I. Global Real Estate Fund - Series I	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Invesco V.I. Small Cap Equity Fund - Series I	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
Invesco V.I. Technology Fund - Series I	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
MFS Core Equity Portfolio - Initial Class	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
MFS Growth Series - Initial Class	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
MFS Investors Trust Series - Initial Class	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
MFS Research Series - Initial Class	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
T. Rowe Price Equity Income Portfolio	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
T. Rowe Price International Stock Portfolio	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
T. Rowe Price Limited-Term Bond Portfolio	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025
T. Rowe Price Mid-Cap Growth Portfolio	December 31, 2025	December 31, 2025	December 31, 2025	December 31, 2025

* Formerly named Fidelity VIP Asset Manager Growth Portfolio - Initial Class - changed on April 30, 2025

** Formerly named Fidelity VIP Asset Manager Portfolio - Initial Class - changed on April 30, 2025

American National Variable Life Separate Account

Statements of Net Assets

As of December 31, 2025

(Amounts in thousands except for unit and share information)

	$		$		$		$		$
	Alger Balanced Portfolio - Class I-2		Alger Capital Appreciation Portfolio - Class I-2		Alger Growth & Income Portfolio - Class I-2		Alger Large Cap Growth Portfolio - Class I-2		Alger Mid Cap Growth Portfolio - Class I-2
ASSETS
Investments, at fair value		$2,729		$12,227		$2,904		$4,844		$5,094

Total assets		$2,729		$12,227		$2,904		$4,844		$5,094

NET ASSETS
Accumulation units		$2,729		$12,227		$2,904		$4,844		$5,094

Total net assets		$2,729		$12,227		$2,904		$4,844		$5,094

Units Outstanding		602,419		771,271		425,018		543,374		821,437

FUND SHARE INFORMATION
Number of shares		120,950		94,890		82,690		46,954		213,872

Cost of investment		$2,179		$8,453		$2,160		$3,640		$4,620

UNIT VALUE
Lowest		$3.31		$8.86		$4.56		$5.08		$4.00

Highest		$4.60		$16.70		$6.98		$9.55		$6.50

American National Variable Life Separate Account

Statements of Operations

Year ended December 31, 2025

(Amounts in thousands)

	$		$		$		$		$
	Alger Balanced Portfolio - Class I-2		Alger Capital Appreciation Portfolio - Class I-2		Alger Growth & Income Portfolio - Class I-2		Alger Large Cap Growth Portfolio - Class I-2		Alger Mid Cap Growth Portfolio - Class I-2
NET INVESTMENT INCOME/(LOSS)
Dividends		$72		$—		$41		$—		$—
Mortality and expense charge		(1)		(4)		(1)		(1)		(1)

Net investment income/(loss)		$71		$(4)		$40		$(1)		$(1)

NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)		$350		$2,377		$372		$683		$5
Change in unrealized gains/(losses)		(35)		743		84		503		745

Net realized and change in unrealized gains/(losses) on investments		315		3,120		456		1,186		750

Increase/(decrease) in net assets from operations		$386		$3,116		$496		$1,185		$749

See accompanying notes to the financial statements.

American National Variable Life Separate Account

Statements of Net Assets

As of December 31, 2025

(Amounts in thousands except for unit and share information)

	$		$		$		$		$
	Alger Small Cap Growth Portfolio - Class I-2		Federated Hermes Fund for U.S. Government Securities II		Federated Hermes Kaufmann Fund II - Primary Shares		Federated Hermes Managed Volatility Fund II - Primary Shares		Federated Hermes Quality Bond Fund II - Primary Shares
ASSETS
Investments, at fair value		$2,079		$281		$1,244		$506		$226

Total assets		$2,079		$281		$1,244		$506		$226

NET ASSETS
Accumulation units		$2,079		$281		$1,244		$506		$226

Total net assets		$2,079		$281		$1,244		$506		$226

Units Outstanding		349,717		188,512		211,451		149,192		115,784

FUND SHARE INFORMATION
Number of shares		$111,518		$30,132		$63,819		$48,632		$21,398

Cost of investment		$2,847		$304		$1,127		$468		$213

UNIT VALUE
Lowest		$3.89		$1.30		$4.10		$2.72		$1.72

Highest		$6.17		$1.49		$6.15		$3.41		$1.97

American National Variable Life Separate Account

Statements of Operations

Year ended December 31, 2025

(Amounts in thousands)

	$		$		$		$		$
	Alger Small Cap Growth Portfolio - Class I-2		Federated Hermes Fund for U.S. Government Securities II		Federated Hermes Kaufmann Fund II - Primary Shares		Federated Hermes Managed Volatility Fund II - Primary Shares		Federated Hermes Quality Bond Fund II - Primary Shares
NET INVESTMENT INCOME/(LOSS)
Dividends		$1		$12		$—		$4		$7
Mortality and expense charge		—		—		—		—		—

Net investment income/(loss)		$1		$12		$—		$4		$7

NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)		$(352)		$(6)		$119		$3		$(1)
Change in unrealized gains/(losses)		461		13		15		27		8

Net realized and change in unrealized gains/(losses) on investments		109		7		134		30		7

Increase/(decrease) in net assets from operations		$110		$19		$134		$34		$14

See accompanying notes to the financial statements.

American National Variable Life Separate Account

Statements of Net Assets

As of December 31, 2025

(Amounts in thousands except for unit and share information)

	$		$		$		$		$
	Federated Hermes High Income Bond Fund II - Primary Shares		Fidelity VIP Asset Manager 70% Portfolio - Initial Class		Fidelity VIP Asset Manager 50% Portfolio - Initial Class		Fidelity VIP Balanced Portfolio - Initial Class		Fidelity VIP Contrafund Portfolio - Initial Class
ASSETS
Investments, at fair value		$1,080		$1,005		$750		$2,120		$25,496

Total assets		$1,080		$1,005		$750		$2,120		$25,496

NET ASSETS
Accumulation units		$1,080		$1,005		$750		$2,120		$25,496

Total net assets		$1,080		$1,005		$750		$2,120		$25,496

Units Outstanding		264,120		232,830		164,145		413,130		1,585,120

FUND SHARE INFORMATION
Number of shares		186,790		38,838		42,563		79,975		425,717

Cost of investment		$1,022		$756		$662		$1,578		$19,005

UNIT VALUE
Lowest		$3.51		$2.99		$2.73		$3.91		$9.24

Highest		$4.09		$58.03		$5.48		$82.33		$269.60

American National Variable Life Separate Account

Statements of Operations

Year ended December 31, 2025

(Amounts in thousands)

	$		$		$		$		$
	Federated Hermes High Income Bond Fund II - Primary Shares		Fidelity VIP Asset Manager 70% Portfolio - Initial Class		Fidelity VIP Asset Manager 50% Portfolio - Initial Class		Fidelity VIP Balanced Portfolio - Initial Class		Fidelity VIP Contrafund Portfolio - Initial Class
NET INVESTMENT INCOME/(LOSS)
Dividends		$61		$18		$17		$35		$34
Mortality and expense charge		—		(11)		(7)		(23)		(269)

Net investment income/(loss)		$61		$7		$10		$12		$(235)

NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)		$(8)		$55		$34		$140		$5,465
Change in unrealized gains/(losses)		30		84		47		108		(782)

Net realized and change in unrealized gains/(losses) on investments		22		139		81		248		4,683

Increase/(decrease) in net assets from operations		$83		$146		$91		$260		$4,448

See accompanying notes to the financial statements.

American National Variable Life Separate Account

Statements of Net Assets

As of December 31, 2025

(Amounts in thousands except for unit and share information)

	$		$		$		$		$
	Fidelity VIP Contrafund Portfolio - Service Class 2		Fidelity VIP Equity- Income Portfolio - Initial Class		Fidelity VIP Equity- Income Portfolio - Service Class 2		Fidelity VIP Government Money Market Portfolio - Initial Class		Fidelity VIP Government Money Market Portfolio - Service Class 2
ASSETS
Investments, at fair value		$33,349		$6,277		$1,946		$7,606		$4,541

Total assets		$33,349		$6,277		$1,946		$7,606		$4,541

NET ASSETS
Accumulation units		$33,349		$6,277		$1,946		$7,606		$4,541

Total net assets		$33,349		$6,277		$1,946		$7,606		$4,541

Units Outstanding		2,845,598		745,204		403,849		5,595,354		3,959,787

FUND SHARE INFORMATION
Number of shares		586,519		213,286		69,165		7,606,475		4,541,488

Cost of investment		$27,502		$4,993		$1,704		$7,607		$4,544

UNIT VALUE
Lowest		$7.75		$4.59		$3.54		$1.23		$1.04

Highest		$11.87		$138.37		$4.87		$1.71		$1.15

American National Variable Life Separate Account

Statements of Operations

Year ended December 31, 2025

(Amounts in thousands)

	$		$		$		$		$
	Fidelity VIP Contrafund Portfolio - Service Class 2		Fidelity VIP Equity- Income Portfolio - Initial Class		Fidelity VIP Equity- Income Portfolio - Service Class 2		Fidelity VIP Government Money Market Portfolio - Initial Class		Fidelity VIP Government Money Market Portfolio - Service Class 2
NET INVESTMENT INCOME/(LOSS)
Dividends		$(1)		$107		$31		$289		$165
Mortality and expense charge		(9)		(61)		(1)		(82)		—

Net investment income/(loss)		$(10)		$46		$30		$207		$165

NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)		$6,199		$433		$145		$—		$—
Change in unrealized gains/(losses)		(184)		483		136		—		—

Net realized and change in unrealized gains/(losses) on investments		6,015		916		281		—		—

Increase/(decrease) in net assets from operations		$6,005		$962		$311		$207		$165

See accompanying notes to the financial statements.

4

American National Variable Life Separate Account

Statements of Net Assets

As of December 31, 2025

(Amounts in thousands except for unit and share information)

	$		$		$		$		$
	Fidelity VIP Growth - Initial Class		Fidelity VIP Growth and Income - Initial Class		Fidelity VIP Growth and Income - Service Class 2		Fidelity VIP Growth Opportunities Portfolio - Initial Class		Fidelity VIP Growth Opportunities Portfolio - Service Class 2
ASSETS
Investments, at fair value		$31,571		$2,001		$1,349		$7,190		$6,753

Total assets		$31,571		$2,001		$1,349		$7,190		$6,753

NET ASSETS
Accumulation units		$31,571		$2,001		$1,349		$7,190		$6,753

Total net assets		$31,571		$2,001		$1,349		$7,190		$6,753

Units Outstanding		2,367,707		316,924		200,969		694,203		509,255

FUND SHARE INFORMATION
Number of shares		323,076		60,015		42,170		72,122		70,056

Cost of investment		$28,107		$1,606		$1,158		$3,761		$4,227

UNIT VALUE
Lowest		$7.32		$4.26		$4.66		$5.58		$8.13

Highest		$367.94		$100.80		$6.83		$212.47		$13.73

American National Variable Life Separate Account

Statements of Operations

Year ended December 31, 2025

(Amounts in thousands)

	$		$		$		$		$
	Fidelity VIP Growth - Initial Class		Fidelity VIP Growth and Income - Initial Class		Fidelity VIP Growth and Income - Service Class 2		Fidelity VIP Growth Opportunities Portfolio - Initial Class		Fidelity VIP Growth Opportunities Portfolio - Service Class 2
NET INVESTMENT INCOME/(LOSS)
Dividends		$86		$27		$17		$1		$(2)
Mortality and expense charge		(333)		(23)		(2)		(82)		(2)

Net investment income/(loss)		$(247)		$4		$15		$(81)		$(4)

NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)		$5,306		$286		$202		$753		$596
Change in unrealized gains/(losses)		(1,182)		51		24		603		659

Net realized and change in unrealized gains/(losses) on investments		4,124		337		226		1,356		1,255

Increase/(decrease) in net assets from operations		$3,877		$341		$241		$1,275		$1,251

See accompanying notes to the financial statements.

5

American National Variable Life Separate Account

Statements of Net Assets

As of December 31, 2025

(Amounts in thousands except for unit and share information)

	$		$		$		$		$
	Fidelity VIP High Income - Initial Class		Fidelity VIP Index 500 Portfolio - Initial Class		Fidelity VIP Index 500 Portfolio - Service Class 2		Fidelity VIP Investment Grade Bond Portfolio - Initial Class		Fidelity VIP Investment Grade Bond Portfolio - Service Class 2
ASSETS
Investments, at fair value		$604		$35,021		$24,703		$633		$621

Total assets		$604		$35,021		$24,703		$633		$621

NET ASSETS
Accumulation units		$604		$35,021		$24,703		$633		$621

Total net assets		$604		$35,021		$24,703		$633		$621

Units Outstanding		222,725		3,394,180		3,120,397		242,325		346,667

FUND SHARE INFORMATION
Number of shares		123,735		53,051		37,993		55,741		56,622

Cost of investment		$628		$13,024		$14,089		$694		$628

UNIT VALUE
Lowest		$2.08		$5.73		$5.39		$2.04		$1.57

Highest		$27.73		$1,117.58		$8.02		$30.00		$1.81

American National Variable Life Separate Account

Statements of Operations

Year ended December 31, 2025

(Amounts in thousands)

	$		$		$		$		$
	Fidelity VIP High Income - Initial Class		Fidelity VIP Index 500 Portfolio - Initial Class		Fidelity VIP Index 500 Portfolio - Service Class 2		Fidelity VIP Investment Grade Bond Portfolio - Initial Class		Fidelity VIP Investment Grade Bond Portfolio - Service Class 2
NET INVESTMENT INCOME/(LOSS)
Dividends		$38		$380		$214		$22		$21
Mortality and expense charge		(7)		(370)		(3)		(7)		—

Net investment income/(loss)		$31		$10		$211		$15		$21

NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)		$(3)		$3,546		$835		$(10)		$(12)
Change in unrealized gains/(losses)		26		1,412		2,678		34		29

Net realized and change in unrealized gains/(losses) on investments		23		4,958		3,513		24		17

Increase/(decrease) in net assets from operations		$54		$4,968		$3,724		$39		$38

See accompanying notes to the financial statements.

6

American National Variable Life Separate Account

Statements of Net Assets

As of December 31, 2025

(Amounts in thousands except for unit and share information)

	$		$		$		$		$
	Fidelity VIP Mid Cap Portfolio - Initial Class		Fidelity VIP Mid Cap Portfolio - Service Class 2		Fidelity VIP Overseas Portfolio - Initial Class		Fidelity VIP Value Portfolio - Service Class 2		Fidelity VIP Value Strategies - Service Class 2
ASSETS
Investments, at fair value		$15,756		$35,008		$1,832		$621		$961

Total assets		$15,756		$35,008		$1,832		$621		$961

NET ASSETS
Accumulation units		$15,756		$35,008		$1,832		$621		$961

Total net assets		$15,756		$35,008		$1,832		$621		$961

Units Outstanding		1,149,570		3,751,998		453,408		120,974		176,147

FUND SHARE INFORMATION
Number of shares		420,050		995,386		66,571		33,148		59,405

Cost of investment		$15,097		$34,804		$1,668		$589		$932

UNIT VALUE
Lowest		$9.58		$6.40		$2.67		$3.69		$3.80

Highest		$173.77		$9.63		$66.40		$5.22		$5.59

American National Variable Life Separate Account

Statements of Operations

Year ended December 31, 2025

(Amounts in thousands)

	$		$		$		$		$
	Fidelity VIP Mid Cap Portfolio - Initial Class		Fidelity VIP Mid Cap Portfolio - Service Class 2		Fidelity VIP Overseas Portfolio - Initial Class		Fidelity VIP Value Portfolio - Service Class 2		Fidelity VIP Value Strategies - Service Class 2
NET INVESTMENT INCOME/(LOSS)
Dividends		$64		$83		$29		$7		$7
Mortality and expense charge		(176)		(11)		(19)		—		—

Net investment income/(loss)		$(112)		$72		$10		$7		$7

NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)		$1,956		$4,076		$366		$45		$36
Change in unrealized gains/(losses)		(318)		(526)		(70)		11		27

Net realized and change in unrealized gains/(losses) on investments		1,638		3,550		296		56		63

Increase/(decrease) in net assets from operations		$1,526		$3,622		$306		$63		$70

See accompanying notes to the financial statements.

7

American National Variable Life Separate Account

Statements of Net Assets

As of December 31, 2025

(Amounts in thousands except for unit and share information)

	$		$		$		$		$
	Invesco V.I. Discovery Mid Cap Growth Fund - Series I		Invesco V.I. Diversified Dividend Fund - Series I		Invesco V.I. Equity and Income Fund - Series I		Invesco V.I. Global Real Estate Fund - Series I		Invesco V.I. Health Care Fund - Series I
ASSETS
Investments, at fair value		$132		$536		$2,305		$2,366		$1,112

Total assets		$132		$536		$2,305		$2,366		$1,112

NET ASSETS
Accumulation units		$132		$536		$2,305		$2,366		$1,112

Total net assets		$132		$536		$2,305		$2,366		$1,112

Units Outstanding		3,485		5,433		560,191		550,716		232,593

FUND SHARE INFORMATION
Number of shares		1,756		19,682		126,151		167,075		37,192

Cost of investment		$121		$514		$2,258		$2,438		$1,067

UNIT VALUE
Lowest		$26.66		$73.29		$3.16		$3.43		$3.74

Highest		$40.14		$99.66		$4.15		$4.41		$5.05

American National Variable Life Separate Account

Statements of Operations

Year ended December 31, 2025

(Amounts in thousands)

	$		$		$		$		$
	Invesco V.I. Discovery Mid Cap Growth Fund - Series I		Invesco V.I. Diversified Dividend Fund - Series I		Invesco V.I. Equity and Income Fund - Series I		Invesco V.I. Global Real Estate Fund - Series I		Invesco V.I. Health Care Fund - Series I
NET INVESTMENT INCOME/(LOSS)
Dividends		$1		$9		$45		$47		$—
Mortality and expense charge		—		—		—		—		(1)

Net investment income/(loss)		$1		$9		$45		$47		$(1)

NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)		$11		$60		$94		$(53)		$54
Change in unrealized gains/(losses)		(6)		17		126		180		98

Net realized and change in unrealized gains/(losses) on investments		5		77		220		127		152

Increase/(decrease) in net assets from operations		$6		$86		$265		$174		$151

* Formerly named Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund.

See accompanying notes to the financial statements.

8

American National Variable Life Separate Account

Statements of Net Assets

As of December 31, 2025

(Amounts in thousands except for unit and share information)

	$		$		$		$		$
	Invesco V.I. Small Cap Equity Fund - Series I		Invesco V.I. Technology Fund - Series I		MFS Core Equity Portfolio - Initial Class		MFS Growth Series - Initial Class		MFS Investors Trust Series - Initial Class
ASSETS
Investments, at fair value		$752		$1,824		$393		$1,718		$401

Total assets		$752		$1,824		$393		$1,718		$401

NET ASSETS
Accumulation units		752		1,824		393		1,718		401

Total net assets		$752		$1,824		$393		$1,718		$401

Units Outstanding		149,174		281,775		4,662		167,967		58,517

FUND SHARE INFORMATION
Number of shares		37,491		71,004		12,350		25,322		15,333

Cost of investment		$683		$1,228		$321		1,632		$475

UNIT VALUE
Lowest		$3.62		$3.81		$59.95		$7.04		$4.98

Highest		$5.29		$6.94		$85.35		$10.74		$6.93

American National Variable Life Separate Account

Statements of Operations

Year ended December 31, 2025

(Amounts in thousands)

	$		$		$		$		$
	Invesco V.I. Small Cap Equity Fund - Series I		Invesco V.I. Technology Fund - Series I		MFS Core Equity Portfolio - Initial Class		MFS Growth Series - Initial Class		MFS Investors Trust Series - Initial Class
NET INVESTMENT INCOME/(LOSS)
Dividends		$—		$(2)		$2		$—		$7
Mortality and expense charge		—		(1)		—		(1)		—

Net investment income/(loss)		$—		$(3)		$2		$(1)		$7

NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)		$42		$170		$37		$357		$157
Change in unrealized gains/(losses)		15		143		3		(156)		(112)

Net realized and change in unrealized gains/(losses) on investments		57		313		40		201		45

Increase/(decrease) in net assets from operations		$57		$310		$42		$200		$52

See accompanying notes to the financial statements.

9

American National Variable Life Separate Account

Statements of Net Assets

As of December 31, 2025

(Amounts in thousands except for unit and share information)

	$		$		$		$		$
	MFS Research Series - Initial Class		T. Rowe Price Equity Income Portfolio		T. Rowe Price International Stock Portfolio		T. Rowe Price Limited- Term Bond Portfolio		T. Rowe Price Mid-Cap Growth Portfolio
ASSETS
Investments, at fair value		$212		$16,107		$5,120		$1,326		$8,904

Total assets		$212		$16,107		$5,120		$1,326		$8,904

NET ASSETS
Accumulation units		$212		$16,107		$5,120		$1,326		$8,904

Total net assets		$212		$16,107		$5,120		$1,326		$8,904

Units Outstanding		28,542		2,900,369		1,583,305		776,114		735,464

FUND SHARE INFORMATION
Number of shares		6,948		557,153		322,021		279,189		339,831

Cost of investment		$207		$15,457		$4,884		$1,331		$9,690

UNIT VALUE
Lowest		$5.30		$4.05		$1.96		$1.52		$7.08

Highest		$7.61		$99.87		$37.81		$1.71		$148.86

American National Variable Life Separate Account

Statements of Operations

Year ended December 31, 2025

(Amounts in thousands)

	$		$		$		$		$
	MFS Research Series - Initial Class		T. Rowe Price Equity Income Portfolio		T. Rowe Price International Stock Portfolio		T. Rowe Price Limited- Term Bond Portfolio		T. Rowe Price Mid-Cap Growth Portfolio
NET INVESTMENT INCOME/(LOSS)
Dividends		$1		$254		$95		$56		$—
Mortality and expense charge		—		(33)		(13)		—		(76)

Net investment income/(loss)		$1		$221		$82		$56		$(76)

NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)		$47		$1,747		$449		$—		$1,212
Change in unrealized gains/(losses)		(25)		84		276		16		(907)

Net realized and change in unrealized gains/(losses) on investments		22		1,831		725		16		305

Increase/(decrease) in net assets from operations		$23		$2,052		$807		$72		$229

See accompanying notes to the financial statements.

10

American National Variable Life Separate Account

Statements of Changes in Net Assets

Year ended December 31, 2025

(Amounts in thousands)

	$		$		$		$		$
	Alger Balanced Portfolio - Class I-2		Alger Capital Appreciation Portfolio - Class I-2		Alger Growth & Income Portfolio - Class I-2		Alger Large Cap Growth Portfolio - Class I-2		Alger Mid Cap Growth Portfolio - Class I-2
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)		$71		$(4)		$40		$(1)		$(1)
Net realized gains/(losses)		350		2,377		372		683		5
Change in net unrealized appreciation (depreciation) on investments		(35)		743		84		503		745

Increase/(decrease) in net assets from operations		$386		$3,116		$496		$1,185		$749

INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders		$98		$347		$83		$123		$136
Policy terminations/withdrawals and charges		(236)		(1,102)		(142)		(394)		(321)
Contract maintenance fees		(17)		(41)		(15)		(21)		(31)

Increase/(decrease) in net assets from policy transactions		$(155)		$(796)		$(74)		$(292)		$(216)

INCREASE/(DECREASE) IN NET ASSETS		$231		$2,320		$422		$893		$533
NET ASSETS AT BEGINNING OF PERIOD		2,498		9,907		2,482		3,951		4,561

NET ASSETS AT END OF PERIOD		$2,729		$12,227		$2,904		$4,844		$5,094

See accompanying notes to the financial statements.

11

American National Variable Life Separate Account

Statements of Changes in Net Assets

Year ended December 31, 2025

(Amounts in thousands)

	$		$		$		$		$
	Alger Small Cap Growth Portfolio - Class I-2		Federated Hermes Fund for U.S. Government Securities II		Federated Hermes Kaufmann Fund II - Primary Shares		Federated Hermes Managed Volatility Fund II - Primary Shares		Federated Hermes Quality Bond Fund II - Primary Shares
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)		$1		$12		$—		$4		$7
Net realized gains/(losses)		(352)		(6)		119		3		(1)
Change in net unrealized appreciation (depreciation) on investments		461		13		15		27		8

Increase/(decrease) in net assets from operations		$110		$19		$134		$34		$14

INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders		$50		$26		$23		$14		$34
Policy terminations/withdrawals and charges		(227)		(32)		(59)		(80)		(25)
Contract maintenance fees		(17)		(3)		(9)		(6)		(4)

Increase/(decrease) in net assets from policy transactions		$(194)		$(9)		$(45)		$(72)		$5

INCREASE/(DECREASE) IN NET ASSETS		$(84)		$10		$89		$(38)		$19
NET ASSETS AT BEGINNING OF PERIOD		2,163		271		1,155		544		207

NET ASSETS AT END OF PERIOD		$2,079		$281		$1,244		$506		$226

See accompanying notes to the financial statements.

12

American National Variable Life Separate Account

Statements of Changes in Net Assets

Year ended December 31, 2025

(Amounts in thousands)

	$		$		$		$		$
	Federated Hermes High Income Bond Fund II - Primary Shares		Fidelity VIP Asset Manager 70% Portfolio - Initial Class		Fidelity VIP Asset Manager 50% Portfolio - Initial Class		Fidelity VIP Balanced Portfolio - Initial Class		Fidelity VIP Contrafund Portfolio - Initial Class
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)		$61		$7		$10		$12		$(235)
Net realized gains/(losses)		(8)		55		34		140		5,465
Change in net unrealized appreciation (depreciation) on investments		30		84		47		108		(782)

Increase/(decrease) in net assets from operations		$83		$146		$91		$260		$4,448

INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders		$136		$19		$17		$27		$984
Policy terminations/withdrawals and charges		(98)		(54)		(16)		(110)		(3,465)
Contract maintenance fees		(11)		(11)		(8)		(10)		(98)

Increase/(decrease) in net assets from policy transactions		$27		$(46)		$(7)		$(93)		$(2,579)

INCREASE/(DECREASE) IN NET ASSETS		$110		$100		$84		$167		$1,869
NET ASSETS AT BEGINNING OF PERIOD		970		905		666		1,953		23,627

NET ASSETS AT END OF PERIOD		$1,080		$1,005		$750		$2,120		$25,496

See accompanying notes to the financial statements.

13

American National Variable Life Separate Account

Statements of Changes in Net Assets

Year ended December 31, 2025

(Amounts in thousands)

	$		$		$		$		$
	Fidelity VIP Contrafund Portfolio - Service Class 2		Fidelity VIP Equity- Income Portfolio - Initial Class		Fidelity VIP Equity- Income Portfolio - Service Class 2		Fidelity VIP Government Money Market Portfolio - Initial Class		Fidelity VIP Government Money Market Portfolio - Service Class 2
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)		$(10)		$46		$30		$207		$165
Net realized gains/(losses)		6,199		433		145		—		—
Change in net unrealized appreciation (depreciation) on investments		(184)		483		136		—		—

Increase/(decrease) in net assets from operations		$6,005		$962		$311		$207		$165

INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders		$1,094		$90		$203		$1,389		$381
Policy terminations/withdrawals and charges		(2,949)		(353)		(245)		(540)		(185)
Contract maintenance fees		(138)		(42)		(16)		(101)		(56)

Increase/(decrease) in net assets from policy transactions		$(1,993)		$(305)		$(58)		$748		$140

INCREASE/(DECREASE) IN NET ASSETS		$4,012		$657		$253		$955		$305
NET ASSETS AT BEGINNING OF PERIOD		29,337		5,620		1,693		6,651		4,236

NET ASSETS AT END OF PERIOD		$33,349		$6,277		$1,946		$7,606		$4,541

See accompanying notes to the financial statements.

14

American National Variable Life Separate Account

Statements of Changes in Net Assets

Year ended December 31, 2025

(Amounts in thousands)

	$		$		$		$		$
	Fidelity VIP Growth - Initial Class		Fidelity VIP Growth and Income - Initial Class		Fidelity VIP Growth and Income - Service Class 2		Fidelity VIP Growth Opportunities Portfolio - Initial Class		Fidelity VIP Growth Opportunities Portfolio - Service Class 2
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)		$(247)		$4		$15		$(81)		$(4)
Net realized gains/(losses)		5,306		286		202		753		596
Change in net unrealized appreciation (depreciation) on investments		(1,182)		51		24		603		659

Increase/(decrease) in net assets from operations		$3,877		$341		$241		$1,275		$1,251

INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders		$229		$63		$202		$153		$287
Policy terminations/withdrawals and charges		(3,108)		(261)		(281)		(958)		(1,066)
Contract maintenance fees		(112)		(16)		(12)		(31)		(27)

Increase/(decrease) in net assets from policy transactions		$(2,991)		$(214)		$(91)		$(836)		$(806)

INCREASE/(DECREASE) IN NET ASSETS		$886		$127		$150		$439		$445
NET ASSETS AT BEGINNING OF PERIOD		30,685		1,874		1,199		6,751		6,308

NET ASSETS AT END OF PERIOD		$31,571		$2,001		$1,349		$7,190		$6,753

See accompanying notes to the financial statements.

15

American National Variable Life Separate Account

Statements of Changes in Net Assets

Year ended December 31, 2025

(Amounts in thousands)

	$		$		$		$		$
	Fidelity VIP High Income - Initial Class		Fidelity VIP Index 500 Portfolio - Initial Class		Fidelity VIP Index 500 Portfolio - Service Class 2		Fidelity VIP Investment Grade Bond Portfolio - Initial Class		Fidelity VIP Investment Grade Bond Portfolio - Service Class 2
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)		$31		$10		$211		$15		$21
Net realized gains/(losses)		(3)		3,546		835		(10)		(12)
Change in net unrealized appreciation (depreciation) on investments		26		1,412		2,678		34		29

Increase/(decrease) in net assets from operations		$54		$4,968		$3,724		$39		$38

INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders		$24		$323		$506		$25		93
Policy terminations/withdrawals and charges		(71)		(3,617)		(1,447)		(82)		(48)
Contract maintenance charge				$—
Transfers among the sub-accounts and with the Fixed Account - net
Contract maintenance fees		(9)		(143)		(92)		(10)		(9)

Increase/(decrease) in net assets from policy transactions		$(56)		$(3,437)		$(1,033)		$(67)		$36

INCREASE/(DECREASE) IN NET ASSETS		$(2)		$1,531		$2,691		$(28)		$74
NET ASSETS AT BEGINNING OF PERIOD		606		33,490		22,012		661		547

NET ASSETS AT END OF PERIOD		$604		$35,021		$24,703		$633		$621

See accompanying notes to the financial statements.

16

American National Variable Life Separate Account

Statements of Changes in Net Assets

Year ended December 31, 2025

(Amounts in thousands)

	$		$		$		$		$
	Fidelity VIP Mid Cap Portfolio - Initial Class		Fidelity VIP Mid Cap Portfolio - Service Class 2		Fidelity VIP Overseas Portfolio - Initial Class		Fidelity VIP Value Portfolio - Service Class 2		Fidelity VIP Value Strategies - Service Class 2
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)		$(112)		$72		$10		$7		$7
Net realized gains/(losses)		1,956		4,076		366		45		36
Change in net unrealized appreciation (depreciation) on investments		(318)		(526)		(70)		11		27

Increase/(decrease) in net assets from operations		$1,526		$3,622		$306		$63		$70

INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders		$180		$1,216		$511		$70		$51
Policy terminations/withdrawals and charges		(2,154)		(2,796)		(546)		(97)		(159)
Contract maintenance fees		(86)		(205)		(24)		(6)		(9)

Increase/(decrease) in net assets from policy transactions		$(2,060)		$(1,785)		$(59)		$(33)		$(117)

INCREASE/(DECREASE) IN NET ASSETS		$(534)		$1,837		$247		$30		$(47)
NET ASSETS AT BEGINNING OF PERIOD		16,290		33,171		1,585		591		1,008

NET ASSETS AT END OF PERIOD		$15,756		$35,008		$1,832		$621		$961

See accompanying notes to the financial statements.

17

American National Variable Life Separate Account

Statements of Changes in Net Assets

Year ended December 31, 2025

(Amounts in thousands)

	$		$		$		$		$
	Invesco V.I. Discovery Mid Cap Growth Fund - Series I		Invesco V.I. Diversified Dividend Fund - Series I		Invesco V.I. Equity and Income Fund - Series I		Invesco V.I. Global Real Estate Fund - Series I		Invesco V.I. Health Care Fund - Series I
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)		$1		$9		$45		$47		$(1)
Net realized gains/(losses)		11		60		94		(53)		54
Change in net unrealized appreciation (depreciation) on investments		(6)		17		126		180		98

Increase/(decrease) in net assets from operations		$6		$86		$265		$174		$151

INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders		$18		$37		$104		$118		$32
Policy terminations/withdrawals and charges		(2)		(124)		(199)		(154)		(95)
Contract maintenance fees		(2)		(5)		(22)		(34)		(11)

Increase/(decrease) in net assets from policy transactions		$14		$(92)		$(117)		$(70)		$(74)

INCREASE/(DECREASE) IN NET ASSETS		$20		$(6)		$148		$104		$77
NET ASSETS AT BEGINNING OF PERIOD		112		542		2,157		2,262		1,035

NET ASSETS AT END OF PERIOD		$132		$536		$2,305		$2,366		$1,112

See accompanying notes to the financial statements.

18

American National Variable Life Separate Account

Statements of Changes in Net Assets

Year ended December 31, 2025

(Amounts in thousands)

	$		$		$		$		$
	Invesco V.I. Small Cap Equity Fund - Series I		Invesco V.I. Technology Fund - Series I		MFS Core Equity Portfolio - Initial Class		MFS Growth Series - Initial Class		MFS Investors Trust Series - Initial Class
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)		$—		$(3)		$2		$(1)		$7
Net realized gains/(losses)		42		170		37		357		157
Change in net unrealized appreciation (depreciation) on investments		15		143		3		(156)		(112)

Increase/(decrease) in net assets from operations		$57		$310		$42		$200		$52

INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders		$65		$38		$25		$62		$46
Policy terminations/withdrawals and charges		(64)		(111)		(3)		(263)		(64)
Contract maintenance fees		(8)		(12)		(3)		(11)		(3)

Increase/(decrease) in net assets from policy transactions		$(7)		$(85)		$19		$(212)		$(21)

INCREASE/(DECREASE) IN NET ASSETS		$50		$225		$61		$(12)		$31
NET ASSETS AT BEGINNING OF PERIOD		702		1,599		332		1,730		370

NET ASSETS AT END OF PERIOD		$752		$1,824		$393		$1,718		$401

See accompanying notes to the financial statements.

19

American National Variable Life Separate Account

Statements of Changes in Net Assets

Year ended December 31, 2025

(Amounts in thousands)

	$		$		$		$		$
	MFS Research Series - Initial Class		T. Rowe Price Equity Income Portfolio		T. Rowe Price International Stock Portfolio		T. Rowe Price Limited- Term Bond Portfolio		T. Rowe Price Mid-Cap Growth Portfolio
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)		$1		$221		$82		$56		$(76)
Net realized gains/(losses)		47		1,747		449		—		1,212
Change in net unrealized appreciation (depreciation) on investments		(25)		84		276		16		(907)

Increase/(decrease) in net assets from operations		$23		$2,052		$807		$72		$229

INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders		$3		$219		$269		$30		$122
Policy terminations/withdrawals and charges		—		(1,179)		(448)		(8)		(1,404)
Contract maintenance fees		(2)		(106)		(68)		(11)		(54)

Increase/(decrease) in net assets from policy transactions		$1		$(1,066)		$(247)		$11		$(1,336)

INCREASE/(DECREASE) IN NET ASSETS		$24		$986		$560		$83		$(1,107)
NET ASSETS AT BEGINNING OF PERIOD		188		15,121		4,560		1,243		10,011

NET ASSETS AT END OF PERIOD		$212		$16,107		$5,120		$1,326		$8,904

See accompanying notes to the financial statements.

20

American National Variable Life Separate Account

Statements of Changes in Net Assets

Year ended December 31, 2024

(Amounts in thousands)

	$		$		$		$		$
	Alger Balanced Portfolio - Class I-2		Alger Capital Appreciation Portfolio - Class I-2		Alger Growth & Income Portfolio - Class I-2		Alger Large Cap Growth Portfolio - Class I-2		Alger Mid Cap Growth Portfolio - Class I-2
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)		$(1)		$(6)		$13		$(2)		$(1)
Net realized gains/(losses)		83		174		89		104		(120)
Change in net unrealized appreciation (depreciation) on investments		286		3,113		366		1,137		942

Increase/(decrease) in net assets from operations		$368		$3,281		$468		$1,239		$821

INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders		$181		$645		$204		$128		$92
Policy terminations/withdrawals and charges		(240)		(1,021)		(253)		(392)		(360)
Contract maintenance fees		(18)		(46)		(17)		(24)		(34)

Increase/(decrease) in net assets from policy transactions		$(77)		$(422)		$(66)		$(288)		$(302)

INCREASE/(DECREASE) IN NET ASSETS		$291		$2,859		$402		$951		$519
NET ASSETS AT BEGINNING OF PERIOD		2,207		7,048		2,080		3,000		4,042

NET ASSETS AT END OF PERIOD		$2,498		$9,907		$2,482		$3,951		$4,561

See accompanying notes to the financial statements.

21

American National Variable Life Separate Account

Statements of Changes in Net Assets

Year ended December 31, 2024

(Amounts in thousands)

	$		$		$		$		$
	Alger Small Cap Growth Portfolio - Class I-2		Federated Hermes Fund for U.S. Government Securities II		Federated Hermes High Income Bond Fund II - Primary Shares		Federated Hermes Kaufmann Fund II - Primary Shares		Federated Hermes Managed Volatility Fund II - Primary Shares
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)		$8		$9		$60		$9		$12
Net realized gains/(losses)		(135)		(1)		(41)		30		1
Change in net unrealized appreciation (depreciation) on investments		293		(7)		46		126		63

Increase/(decrease) in net assets from operations		$166		$1		$65		$165		$76

INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders		$44		$11		$265		$45		$60
Policy terminations/withdrawals and charges		(142)		(4)		(422)		(23)		(74)
Contract maintenance fees		(18)		(4)		(14)		(9)		(7)

Increase/(decrease) in net assets from policy transactions		$(116)		$3		$(171)		$13		$(21)

INCREASE/(DECREASE) IN NET ASSETS		$50		$4		$(106)		$178		$55
NET ASSETS AT BEGINNING OF PERIOD		2,113		267		1,076		977		489

NET ASSETS AT END OF PERIOD		$2,163		$271		$970		$1,155		$544

See accompanying notes to the financial statements.

22

American National Variable Life Separate Account

Statements of Changes in Net Assets

Year ended December 31, 2024

(Amounts in thousands)

	$		$		$		$		$
	Federated Hermes Quality Bond Fund II - Primary Shares		Fidelity VIP Asset Manager Growth Portfolio - Initial Class		Fidelity VIP Asset Manager Portfolio - Initial Class		Fidelity VIP Balanced Portfolio - Initial Class		Fidelity VIP Contrafund Portfolio - Initial Class
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)		$6		$5		$9		$13		$(208)
Net realized gains/(losses)		(1)		58		15		109		3,574
Change in net unrealized appreciation (depreciation) on investments		3		25		25		134		2,575

Increase/(decrease) in net assets from operations		$8		$88		$49		$256		$5,941

INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders		$20		$15		$16		$74		$664
Policy terminations/withdrawals and charges		(8)		(136)		(61)		(147)		(1,444)
Contract maintenance fees		(4)		(12)		(9)		(13)		(104)

Increase/(decrease) in net assets from policy transactions		$8		$(133)		$(54)		$(86)		$(884)

INCREASE/(DECREASE) IN NET ASSETS		$16		$(45)		$(5)		$170		$5,057
NET ASSETS AT BEGINNING OF PERIOD		191		950		671		1,783		18,570

NET ASSETS AT END OF PERIOD		$207		$905		$666		$1,953		$23,627

See accompanying notes to the financial statements.

23

American National Variable Life Separate Account

Statements of Changes in Net Assets

Year ended December 31, 2024

(Amounts in thousands)

	$		$		$		$		$
	Fidelity VIP Contrafund Portfolio - Service Class 2		Fidelity VIP Equity- Income Portfolio - Initial Class		Fidelity VIP Equity- Income Portfolio - Service Class 2		Fidelity VIP Government Money Market Portfolio - Initial Class		Fidelity VIP Government Money Market Portfolio - Service Class 2
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)		$(7)		$40		$26		$258		$205
Net realized gains/(losses)		4,098		396		122		—		—
Change in net unrealized appreciation (depreciation) on investments		3,416		296		74		—		—

Increase/(decrease) in net assets from operations		$7,507		$732		$222		$258		$205

INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders		$1,267		$70		$108		$269		$347
Policy terminations/withdrawals and charges		(2,088)		(357)		(113)		(2,257)		(942)
Contract maintenance fees		(155)		(48)		(17)		(110)		(60)

Increase/(decrease) in net assets from policy transactions		$(976)		$(335)		$(22)		$(2,098)		$(655)

INCREASE/(DECREASE) IN NET ASSETS		$6,531		$397		$200		$(1,840)		$(450)
NET ASSETS AT BEGINNING OF PERIOD		22,806		5,223		1,493		8,491		4,686

NET ASSETS AT END OF PERIOD		$29,337		$5,620		$1,693		$6,651		$4,236

See accompanying notes to the financial statements.

24

American National Variable Life Separate Account

Statements of Changes in Net Assets

Year ended December 31, 2024

(Amounts in thousands)

	$		$		$		$		$
	Fidelity VIP Growth - Initial Class		Fidelity VIP Growth and Income - Initial Class		Fidelity VIP Growth and Income - Service Class 2		Fidelity VIP Growth Opportunities Portfolio - Initial Class		Fidelity VIP Growth Opportunities Portfolio - Service Class 2
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)		$(324)		$4		$13		$(74)		$(4)
Net realized gains/(losses)		7,817		152		142		253		166
Change in net unrealized appreciation (depreciation) on investments		(273)		173		66		1,723		1,638

Increase/(decrease) in net assets from operations		$7,220		$329		$221		$1,902		$1,800

INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders		$593		$26		$194		$37		$307
Policy terminations/withdrawals and charges		(2,174)		(68)		(223)		(357)		(508)
Contract maintenance fees		(120)		(19)		(14)		(33)		(30)

Increase/(decrease) in net assets from policy transactions		$(1,701)		$(61)		$(43)		$(353)		$(231)

INCREASE/(DECREASE) IN NET ASSETS		$5,519		$268		$178		$1,549		$1,569
NET ASSETS AT BEGINNING OF PERIOD		25,166		1,606		1,021		5,202		4,739

NET ASSETS AT END OF PERIOD		$30,685		$1,874		$1,199		$6,751		$6,308

See accompanying notes to the financial statements.

25

American National Variable Life Separate Account

Statements of Changes in Net Assets

Year ended December 31, 2024

(Amounts in thousands)

	$		$		$		$		$
	Fidelity VIP High Income - Initial Class		Fidelity VIP Index 500 Portfolio - Initial Class		Fidelity VIP Index 500 Portfolio - Service Class 2		Fidelity VIP Investment Grade Bond Portfolio - Initial Class		Fidelity VIP Investment Grade Bond Portfolio - Service Class 2
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)		$29		$50		$213		$16		$18
Net realized gains/(losses)		(11)		2,334		609		(3)		(9)
Change in net unrealized appreciation (depreciation) on investments		27		4,249		3,572		(8)		2

Increase/(decrease) in net assets from operations		$45		$6,633		$4,394		$5		$11

INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders		$16		$732		$792		$44		128
Policy terminations/withdrawals and charges		(44)		(2,471)		(1,278)		(13)		(33)
Contract maintenance fees		(10)		(156)		(99)		(11)		(10)

Increase/(decrease) in net assets from policy transactions		$(38)		$(1,895)		$(585)		$20		$85

INCREASE/(DECREASE) IN NET ASSETS		$7		$4,738		$3,809		$25		$96
NET ASSETS AT BEGINNING OF PERIOD		599		28,752		18,203		636		451

NET ASSETS AT END OF PERIOD		$606		$33,490		$22,012		$661		$547

See accompanying notes to the financial statements.

26

American National Variable Life Separate Account

Statements of Changes in Net Assets

Year ended December 31, 2024

(Amounts in thousands)

	$		$		$		$		$
	Fidelity VIP Mid Cap Portfolio - Initial Class		Fidelity VIP Mid Cap Portfolio - Service Class 2		Fidelity VIP Overseas Portfolio - Initial Class		Fidelity VIP Value Portfolio - Service Class 2		Fidelity VIP Value Strategies - Service Class 2
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)		$(101)		$95		$9		$7		$8
Net realized gains/(losses)		2,159		4,651		134		59		175
Change in net unrealized appreciation (depreciation) on investments		269		338		(74)		(8)		(96)

Increase/(decrease) in net assets from operations		$2,327		$5,084		$69		$58		$87

INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders		$172		$1,000		$36		$35		$63
Policy terminations/withdrawals and charges		(885)		(3,101)		(104)		(13)		(90)
Contract maintenance fees		(89)		(228)		(26)		(7)		(10)

Increase/(decrease) in net assets from policy transactions		$(802)		$(2,329)		$(94)		$15		$(37)

INCREASE/(DECREASE) IN NET ASSETS		$1,525		$2,755		$(25)		$73		$50
NET ASSETS AT BEGINNING OF PERIOD		14,765		30,416		1,610		518		958

NET ASSETS AT END OF PERIOD		$16,290		$33,171		$1,585		$591		$1,008

See accompanying notes to the financial statements.

27

American National Variable Life Separate Account

Statements of Changes in Net Assets

Year ended December 31, 2024

(Amounts in thousands)

	$		$		$		$		$
	Invesco V.I. Discovery Mid Cap Growth Fund*		Invesco V.I. Diversified Dividend Fund - Series I		Invesco V.I. Equity and Income Fund		Invesco V.I. Health Care Fund - Series I		Invesco V.I. Global Real Estate Fund - Series I
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)		$—		$11		$38		$(1)		$59
Net realized gains/(losses)		(1)		24		57		6		(60)
Change in net unrealized appreciation (depreciation) on investments		22		35		145		42		(43)

Increase/(decrease) in net assets from operations		$21		$70		$240		$47		$(44)

INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders		$3		$40		$111		$38		$105
Policy terminations/withdrawals and charges		(1)		(65)		(212)		(95)		(164)
Contract maintenance fees		(2)		(5)		(24)		(11)		(37)

Increase/(decrease) in net assets from policy transactions		$—		$(30)		$(125)		$(68)		$(96)

INCREASE/(DECREASE) IN NET ASSETS		$21		$40		$115		$(21)		$(140)
NET ASSETS AT BEGINNING OF PERIOD		91		502		2,042		1,056		2,402

NET ASSETS AT END OF PERIOD		$112		$542		$2,157		$1,035		$2,262

* Formerly named Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund.

See accompanying notes to the financial statements.

28

American National Variable Life Separate Account

Statements of Changes in Net Assets

Year ended December 31, 2024

(Amounts in thousands)

	$		$		$		$		$
	Invesco V.I. Small Cap Equity Fund - Series I		Invesco V.I. Technology Fund - Series I		MFS Core Equity Portfolio - Initial Class		MFS Growth Series - Initial Class		MFS Investors Trust Series - Initial Class
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)		$—		$(1)		$2		$(1)		$3
Net realized gains/(losses)		33		(168)		16		176		44
Change in net unrealized appreciation (depreciation) on investments		74		611		39		267		21

Increase/(decrease) in net assets from operations		$107		$442		$57		$442		$68

INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders		$27		$139		$2		$91		$9
Policy terminations/withdrawals and charges		(20)		(373)		(8)		(238)		(70)
Contract maintenance fees		(10)		(14)		(3)		(12)		(3)

Increase/(decrease) in net assets from policy transactions		$(3)		$(248)		$(9)		$(159)		$(64)

INCREASE/(DECREASE) IN NET ASSETS		$104		$194		$48		$283		$4
NET ASSETS AT BEGINNING OF PERIOD		598		1,405		284		1,447		366

NET ASSETS AT END OF PERIOD		$702		$1,599		$332		$1,730		$370

See accompanying notes to the financial statements.

29

American National Variable Life Separate Account

Statements of Changes in Net Assets

Year ended December 31, 2024

(Amounts in thousands)

	$		$		$		$		$
	MFS Research Series - Initial Class		T. Rowe Price Equity Income Portfolio		T. Rowe Price International Stock Portfolio		T. Rowe Price Limited- Term Bond Portfolio		T. Rowe Price Mid-Cap Growth Portfolio
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)		$1		$241		$30		$51		$(84)
Net realized gains/(losses)		17		1,022		136		(4)		958
Change in net unrealized appreciation (depreciation) on investments		14		346		(30)		12		(78)

Increase/(decrease) in net assets from operations		$32		$1,609		$136		$59		$796

INCREASE/(DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders		$3		$741		$269		$96		$138
Policy terminations/withdrawals and charges		(24)		(1,229)		(291)		(76)		(463)
Contract maintenance fees		(2)		(114)		(78)		(12)		(59)

Increase/(decrease) in net assets from policy transactions		$(23)		$(602)		$(100)		$8		$(384)

INCREASE/(DECREASE) IN NET ASSETS		$9		$1,007		$36		$67		$412
NET ASSETS AT BEGINNING OF PERIOD		179		14,114		4,524		1,176		9,599

NET ASSETS AT END OF PERIOD		$188		$15,121		$4,560		$1,243		$10,011

See accompanying notes to the financial statements.

30

Note 1 - ORGANIZATION

American National Variable Life Separate Account (“the Separate Account”) was established on July 30, 1987 under Texas law as a separate investment account of American National Insurance Company (“the Sponsor”). The Separate Account began operations on February 20, 1991. The Separate Account is registered with the SEC under the Investment Company Act of 1940, as amended, as a unit investment trust. Under the terms of registration, the Separate Account is authorized to issue an unlimited number of units.

The Separate Account cannot be charged with liabilities arising out of any other business of the Sponsor. The Separate Account’s assets are segregated from the Sponsor’s general assets and are used only to support the following variable life products issued by the Sponsor.

Investrac Gold Variable Universal Life

Investrac Advantage Variable Universal Life

Investrac Survivor Variable Universal Life

WealthQuest III Variable Universal Life

These financial statements report the results of the subaccounts for the various variable life products. As of December 31, 2025, there are 50 active subaccounts within the Separate Account, although not all subaccounts are offered in each product.

Alger Balanced Portfolio - Class I-2	Fidelity VIP High Income - Initial Class
Alger Capital Appreciation Portfolio - Class I-2	Fidelity VIP Index 500 Portfolio - Initial Class
Alger Growth & Income Portfolio - Class I-2	Fidelity VIP Index 500 Portfolio - Service Class 2
Alger Large Cap Growth Portfolio - Class I-2	Fidelity VIP Investment Grade Bond Portfolio - Initial Class
Alger Mid Cap Growth Portfolio - Class I-2	Fidelity VIP Investment Grade Bond Portfolio - Service Class 2
Alger Small Cap Growth Portfolio - Class I-2	Fidelity VIP Mid Cap Portfolio - Initial Class
Federated Hermes Fund for U.S. Government Securities II	Fidelity VIP Mid Cap Portfolio - Service Class 2
Federated Hermes High Income Bond Fund II - Primary Shares	Fidelity VIP Overseas Portfolio - Initial Class
Federated Hermes Kaufmann Fund II - Primary Shares	Fidelity VIP Value Portfolio - Service Class 2
Federated Hermes Managed Volatility Fund II - Primary Shares	Fidelity VIP Value Strategies - Service Class 2
Federated Hermes Quality Bond Fund II - Primary Shares	Invesco V.I. Discovery Mid Cap Growth Fund - Series I
Fidelity VIP Asset Manager 70% Portfolio - Initial Class	Invesco V.I. Diversified Dividend Fund - Series I
Fidelity VIP Asset Manager 50% Portfolio - Initial Class	Invesco V.I. Equity and Income Fund - Series I
Fidelity VIP Balanced Portfolio - Initial Class	Invesco V.I. Health Care Fund - Series I
Fidelity VIP Contrafund Portfolio - Initial Class	Invesco V.I. Global Real Estate Fund - Series I
Fidelity VIP Contrafund Portfolio - Service Class 2	Invesco V.I. Small Cap Equity Fund - Series I
Fidelity VIP Equity-Income Portfolio - Initial Class	Invesco V.I. Technology Fund - Series I
Fidelity VIP Equity-Income Portfolio - Service Class 2	MFS Core Equity Portfolio - Initial Class
Fidelity VIP Government Money Market Portfolio - Initial Class	MFS Growth Series - Initial Class
Fidelity VIP Government Money Market Portfolio - Service Class 2	MFS Investors Trust Series - Initial Class
Fidelity VIP Growth - Initial Class	MFS Research Series - Initial Class
Fidelity VIP Growth and Income - Initial Class	T. Rowe Price Equity Income Portfolio
Fidelity VIP Growth and Income - Service Class 2	T. Rowe Price International Stock Portfolio
Fidelity VIP Growth Opportunities Portfolio - Initial Class	T. Rowe Price Limited-Term Bond Portfolio
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	T. Rowe Price Mid-Cap Growth Portfolio

Each of the subaccounts is invested only in a corresponding portfolio of the following mutual fund companies: the Alger Portfolios, Federated Hermes Insurance Series, Fidelity Variable Insurance Products, Invesco Variable Insurance Funds, MFS Variable Insurance Trusts, T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and T. Rowe Price Fixed Income Series, Inc.

Effective April 30, 2021, the Invesco V.I. Managed Volatility Fund was merged into the Invesco V.I. Equity and Income Fund. Effective April 30, 2021, the Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund’s name was changed to Invesco V.I. Discovery Mid Cap Growth Fund. Effective April 30, 2025, the Fidelity VIP Asset Manager Portfolio was renamed Fidelity VIP Asset Manager 50% Portfolio. Effective April 30, 2025, the Fidelity VIP Asset Manager Growth Portfolio was renamed Fidelity VIP Asset Manager 70% Portfolio.

31

Each subaccount of the Separate Account constitutes a single operating segment and therefore, a single reportable segment. Separate Accounts are structured with a limited purpose by design and their sole purpose, which records and reports the invested funds and activities and performance chosen by contract/policy holders. Investment performance of the subaccounts may vary based on the underlying fund’s investment objectives specified in the fund prospectuses. The chief operating decision maker (CODM) oversees the performance of the underlying funds to evaluate the results of the business and make operational decisions. The accounting policies used to measure the profit and loss of the segment are the same as those described in the summary of significant accounting policies herein.

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Separate Account have been prepared on an accrual basis in accordance with U.S. generally accepted accounting principles (“GAAP”). The Separate Account is an investment company and follows Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of the financial statements. Actual results in the future could differ from management’s estimates.

Investments - Investments in shares of the separate investment portfolios are stated at fair value. The determination of fair value is based on a three-tier hierarchy as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2

Quoted prices in markets that are not active or inputs that are observable directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3

Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Unobservable inputs reflect American National’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models and third-party evaluation, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the basis of identified cost. The difference between cost and fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments. Capital gain distributions and dividends from mutual funds are recorded and reinvested upon receipt.

Fair Value Measurements - A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The fair values for the shares of the separate investment portfolios are determined through a quoted market price from each respective portfolio, which meets the level one hierarchy definition. The net asset value for each share is equal to the quoted market price.

Federal Taxes - The operations of the Separate Account form part of, and are taxed with, the operations of the Sponsor. Under the Internal Revenue Code, all ordinary income and capital gains allocated to the policyholders are not taxed to the Sponsor. As a result, the unit values of the subaccounts are not affected by federal income taxes on distributions received by the subaccounts. Accordingly, no provision for income taxes is required in the accompanying financial statements.

The Sponsor records uncertain tax positions in accordance with ASC 740, Income Taxes, on the basis of a two-step process in which (i) it determines whether it is more likely than not that the tax positions will be sustained on the basis of the technical merits of the position; and (ii) for those tax positions that meet the more-likely-than-not recognition threshold, it recognizes the largest amount of tax benefit that is more than 50 percent likely to be realized upon ultimate settlement with the related tax authority.

32

Note 3 - SHARE PURCHASES AND SALES

For the year ended December 31, 2025, the aggregate cost of purchases (including reinvestment of dividend distributions and transfers between mutual fund portfolios) and proceeds from sales of investments in the mutual portfolios were as follows (in thousands):

	$		$
Sub-account	Purchases		Sales
Alger Balanced Portfolio - Class I-2		$98		$236
Alger Capital Appreciation Portfolio - Class I-2		347		1,102
Alger Growth & Income Portfolio - Class I-2		83		142
Alger Large Cap Growth Portfolio - Class I-2		123		394
Alger Mid Cap Growth Portfolio - Class I-2		136		321
Alger Small Cap Growth Portfolio - Class I-2		50		227
Federated Hermes Fund for U.S. Government Securities II		26		32
Federated Hermes Kaufmann Fund II - Primary Shares		23		59
Federated Hermes Managed Volatility Fund II - Primary Shares		14		80
Federated Hermes Quality Bond Fund II - Primary Shares		34		25
Federated Hermes High Income Bond Fund II - Primary Shares		136		98
Fidelity VIP Asset Manager 70% Portfolio - Initial Class		19		54
Fidelity VIP Asset Manager 50% Portfolio - Initial Class		17		16
Fidelity VIP Balanced Portfolio - Initial Class		27		110
Fidelity VIP Contrafund Portfolio - Initial Class		984		3,465
Fidelity VIP Contrafund Portfolio - Service Class 2		1,094		2,949
Fidelity VIP Equity-Income Portfolio - Initial Class		90		353
Fidelity VIP Equity-Income Portfolio - Service Class 2		203		245
Fidelity VIP Government Money Market Portfolio - Initial Class		1,389		540
Fidelity VIP Government Money Market Portfolio - Service Class 2		381		185
Fidelity VIP Growth - Initial Class		229		3,108
Fidelity VIP Growth and Income - Initial Class		63		261
Fidelity VIP Growth and Income - Service Class 2		202		281
Fidelity VIP Growth Opportunities Portfolio - Initial Class		153		958
Fidelity VIP Growth Opportunities Portfolio - Service Class 2		287		1,066
Fidelity VIP High Income - Initial Class		24		71
Fidelity VIP Index 500 Portfolio - Initial Class		323		3,617
Fidelity VIP Index 500 Portfolio - Service Class 2		506		1,447
Fidelity VIP Investment Grade Bond Portfolio - Initial Class		25		82
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2		93		48
Fidelity VIP Mid Cap Portfolio - Initial Class		180		2,154
Fidelity VIP Mid Cap Portfolio - Service Class 2		1,216		2,796
Fidelity VIP Overseas Portfolio - Initial Class		511		546
Fidelity VIP Value Portfolio - Service Class 2		70		97
Fidelity VIP Value Strategies - Service Class 2		51		159
Invesco V.I. Discovery Mid Cap Growth Fund - Series I		18		2
Invesco V.I. Diversified Dividend Fund - Series I		37		124
Invesco V.I. Equity and Income Fund - Series I		104		199
Invesco V.I. Global Real Estate Fund - Series I		118		154
Invesco V.I. Health Care Fund - Series I		32		95
Invesco V.I. Small Cap Equity Fund - Series I		65		64
Invesco V.I. Technology Fund - Series I		38		111
MFS Core Equity Portfolio - Initial Class		25		3
MFS Growth Series - Initial Class		62		263
MFS Investors Trust Series - Initial Class		46		64
MFS Research Series - Initial Class		3		—
T. Rowe Price Equity Income Portfolio		219		1,179
T. Rowe Price International Stock Portfolio		269		448
T. Rowe Price Limited-Term Bond Portfolio		30		8
T. Rowe Price Mid-Cap Growth Portfolio		122		1,404

Grand Total		$10,395		$31,442

* Formerly named Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund.

33

Note 4 - POLICY CHARGES AND DEDUCTIONS

The following policy charges are deducted by the Sponsor from the Separate Account, and are considered to be related party transactions.

Mortality and Expense Risk Charges - The mortality risk and expense risk charges are applied daily against the net assets representing equity of policyholders held in each subaccount. The annual effective rates for these charges have a maximum rate of:

Investrac Gold Variable Universal Life	0.90%
Investrac Advantage Variable Universal Life	1.25%
Survivorship Variable Universal Life	0.90%
WealthQuest III Variable Universal Life	0.70%

Monthly Administrative Charges - A monthly charge to the accumulated value is deducted equal to a monthly cost of insurance, including additional charges for riders if applicable. Also, a monthly maintenance fee varying by product is assessed as follows:

	$
Investrac Gold Variable Universal Life		$2.50
Investrac Advantage Variable Universal Life		$7.50
Survivorship Variable Universal Life		$5.00
WealthQuest III Variable Universal Life		$7.50

The monthly charge and monthly maintenance fee are imposed directly and charged directly to the contract owner accounts through the redemption of units.

Surrender Charge - A surrender charge is imposed upon the surrender of variable life insurance contracts to compensate the Sponsor for sales and other marketing expenses. The amount of any surrender charge will depend on the number of years that have elapsed since the contract was issued. In addition, partial surrenders will be assessed a $25 fee. No surrender charge will be imposed on death benefits. The surrender charge is imposed directly to the contract owner accounts through the redemption of units.

Transfer Charge - After the first twelve transfers in any one policy year for transfers made among the subaccounts (after four for the Investrac Gold Variable Universal Life product), a $25 transfer charge is imposed. Except for Wealthquest III Variable Universal Life, Investrac Advantage Variable Universal Life, and Survivorship Variable Universal Life, which imposes a $10 transfer fee. The transfer charge is imposed directly to the contract owner accounts through the redemption of units.

Premium Charge - Premium loads vary by product as follows:

Investrac Gold Variable Universal Life - a 4% sales charge and a $2.00 transaction charge plus applicable premium tax up to 4%.
Investrac Advantage Variable Universal Life - no sales charges or loads.
Survivorship Variable Universal Life - up to a 3% sales charge.
WealthQuest III Variable Universal Life - up to a 6% sales charge.

The premium charge is imposed directly to the contract owner accounts through the redemption of units.

New Accounting Pronouncements Issued but Not Yet Effective - All new accounting standards and updates of existing standards issued but not yet effective as of December 31, 2025 were considered and did not relate to accounting policies and procedures pertinent to the Separate Account at this time or were not expected to have a material impact to the financial statements.

34

Note 5 - FINANCIAL HIGHLIGHTS

The Sponsor sells a number of variable universal life products having unique combinations of features and fees that are charged against the policyholder’s account balance (see Note 4). Differences in fee structures result in a variety of expense ratios and total returns. The unit value, the expense ratio and the total returns are presented for the product with the lowest and highest expense ratio:

		Units	Unit Value	Net Assets	Investment[1]	Expense Ratio[2]	Total Return[3]
		(000s)	Lowest to Highest($)	(000s)($)	Income Ratio	Lowest to Highest	Lowest to Highest
Alger Balanced Portfolio - Class I-2
December 31,	2025	602	4.53	2,729	2.78	0.70	16.13
December 31,	2024	640	3.90	2,498	0.19	0.70	16.98
December 31,	2023	662	3.33	2,207	1.81	0.70	17.46
December 31,	2022	707	2.84	2,007	5.72	0.70	(11.13)
December 31,	2021	750	3.19	2,395	3.78	0.70	18.30
Alger Capital Appreciation Portfolio - Class I-2
December 31,	2025	771	15.85	12,227	—	0.70	32.95
December 31,	2024	831	11.92	9,907	—	0.70	48.50
December 31,	2023	878	8.03	7,048	—	0.70	44.51
December 31,	2022	966	5.56	5,369	8.31	0.70	(36.32)
December 31,	2021	1,048	8.72	9,140	21.64	0.70	19.02
Alger Growth & Income Portfolio - Class I-2
December 31,	2025	425	6.83	2,904	1.58	0.70	20.84
December 31,	2024	439	5.65	2,482	0.95	0.70	22.89
December 31,	2023	452	4.60	2,080	4.60	0.70	24.45
December 31,	2022	467	3.70	1,725	8.59	0.70	(14.83)
December 31,	2021	468	4.34	2,031	8.65	0.70	31.15
Alger Large Cap Growth Portfolio - Class I-2
December 31,	2025	543	8.92	4,844	—	0.70	30.38
December 31,	2024	578	6.84	3,951	—	0.70	42.91
December 31,	2023	627	4.78	3,000	—	0.70	32.88
December 31,	2022	692	3.60	2,492	4.99	0.70	(38.53)
December 31,	2021	726	5.86	4,253	22.24	0.70	12.01
Alger Mid Cap Growth Portfolio - Class I-2
December 31,	2025	821	6.20	5,094	—	0.70	16.90
December 31,	2024	860	5.31	4,561	—	0.70	21.08
December 31,	2023	923	4.38	4,042	—	0.70	23.67
December 31,	2022	972	3.54	3,445	3.25	0.70	(35.79)
December 31,	2021	1,049	5.52	5,789	32.94	0.70	4.30
Alger Small Cap Growth Portfolio - Class I-2
December 31,	2025	350	5.94	2,079	—	0.70	5.90
December 31,	2024	385	5.61	2,163	0.38	0.70	8.12
December 31,	2023	407	5.19	2,113	—	0.70	16.48
December 31,	2022	425	4.46	1,895	18.87	0.70	(37.60)
December 31,	2021	467	7.14	3,337	28.78	0.70	(5.52)
Federated Hermes Fund for U.S. Government Securities II
December 31,	2025	189	1.49	281	3.89	0.70	7.23
December 31,	2024	195	1.39	271	3.52	0.70	0.54
December 31,	2023	193	1.38	267	2.49	0.70	4.41
December 31,	2022	193	1.32	256	1.83	0.70	(12.24)
December 31,	2021	193	1.51	290	1.89	0.70	(0.89)
Federated Hermes High Income Bond Fund II - Primary Shares
December 31,	2025	264	4.09	1,080	5.83	0.70	8.30
December 31,	2024	257	3.77	970	5.50	0.70	6.40
December 31,	2023	303	3.55	1,076	5.85	0.70	13.55
December 31,	2022	327	3.12	1,021	5.51	0.70	(11.21)
December 31,	2021	335	3.52	1,178	4.57	0.70	5.03

35

Note 5 - FINANCIAL HIGHLIGHTS (CONTINUED)

		Units	Unit Value	Net Assets	Investment[1]	Expense Ratio[2]	Total Return[3]
		(000s)	Lowest to Highest($)	(000s)($)	Income Ratio	Lowest to Highest	Lowest to Highest
Federated Hermes Kaufmann Fund II - Primary Shares
December 31,	2025	211	5.89	1,244	—	0.70	11.50
December 31,	2024	219	5.28	1,155	3.46	0.70	17.12
December 31,	2023	217	4.51	977	—	0.70	17.16
December 31,	2022	223	3.85	856	12.51	0.70	(29.81)
December 31,	2021	232	5.48	1,270	6.67	0.70	2.24
Federated Hermes Managed Volatility Fund II - Primary Shares
December 31,	2025	149	3.39	506	0.78	0.70	7.06
December 31,	2024	172	3.17	544	2.18	0.70	16.33
December 31,	2023	180	2.72	489	1.85	0.70	8.88
December 31,	2022	183	2.50	457	25.71	0.70	(13.63)
December 31,	2021	203	2.89	588	1.75	0.70	18.62
Federated Hermes Quality Bond Fund II - Primary Shares
December 31,	2025	116	1.96	226	3.26	0.70	7.63
December 31,	2024	114	1.82	207	2.89	0.70	3.91
December 31,	2023	109	1.75	191	2.61	0.70	8.04
December 31,	2022	113	1.62	183	4.15	0.70	(9.38)
December 31,	2021	147	1.79	263	3.43	0.70	(1.34)
Fidelity VIP Asset Manager 70% Portfolio - Initial Class
December 31,	2025	233	3.85 to 6.43	1,005	1.87	0.90 to 1.25	16.78 to 17.19
December 31,	2024	246	3.29 to 5.49	905	2.87	0.90 to 1.25	9.42 to 9.81
December 31,	2023	276	3.01 to 5.00	950	1.82	0.90 to .125	14.93 to 15.33
December 31,	2022	285	2.62 to 4.33	851	8.21	0.90 to 1.25	(17.91) to (17.62)
December 31,	2021	310	3.19 to 5.26	1,118	2.73	0.90 to 1.25	12.37 to 12.86
Fidelity VIP Asset Manager 50% Portfolio - Initial Class
December 31,	2025	164	3.32 to 5.45	750	2.57	0.90 to 1.25	13.56 to 13.95
December 31,	2024	166	2.92 to 4.78	666	2.97	0.90 to 1.25	7.14 to 7.52
December 31,	2023	179	2.73 to 4.45	671	3.28	0.90 to 1.25	11.54 to 11.94
December 31,	2022	219	2.45 to 3.97	734	8.85	0.90 to 1.25	(15.99) to (15.70)
December 31,	2021	241	2.91 to 4.71	941	2.17	0.90 to 1.25	8.62 to 8.88
Fidelity VIP Balanced Portfolio - Initial Class
December 31,	2025	413	4.97 to 4.98	2,120	1.74	0.90 to 1.25	13.77 to 14.17
December 31,	2024	433	4.35 to 4.37	1,953	4.92	0.90 to 1.25	14.47 to 14.87
December 31,	2023	452	3.79 to 3.82	1,783	5.26	0.90 to 1.25	20.02 to 20.44
December 31,	2022	458	3.15 to 3.18	1,512	7.28	0.90 to 1.25	(18.96) to (18.67)
December 31,	2021	482	3.87 to 3.93	1,966	8.16	0.90 to 1.25	16.93 to 17.27
Fidelity VIP Contrafund Portfolio - Initial Class
December 31,	2025	1,585	13.08 to 24.23	25,496	0.14	0.90 to 1.25	19.97 to 20.39
December 31,	2024	1,785	10.90 to 20.13	23,627	12.18	0.90 to 1.25	32.12 to 32.58
December 31,	2023	1,845	8.25 to 15.18	18,570	4.03	0.90 to 1.25	31.80 to 32.26
December 31,	2022	1,952	6.26 to 11.48	14,866	5.25	0.90 to 1.25	(27.23) to (26.97)
December 31,	2021	2,051	8.60 to 15.72	21,435	12.58	0.90 to 1.25	26.31 to 26.64
Fidelity VIP Contrafund Portfolio - Service Class 2
December 31,	2025	2,846	11.72	33,349	—	0.70	21.44
December 31,	2024	3,040	9.65	29,337	12.57	0.70	33.64
December 31,	2023	3,158	7.22	22,806	3.95	0.70	33.71
December 31,	2022	3,419	5.40	18,463	5.21	0.70	(26.18)
December 31,	2021	3,571	7.32	26,124	12.78	0.70	27.68
Fidelity VIP Equity-Income Portfolio - Initial Class
December 31,	2025	745	5.86 to 12.09	6,277	1.82	0.90 to 1.25	17.54 to 17.95
December 31,	2024	783	4.98 to 10.25	5,620	7.50	0.90 to 1.25	13.90 to 14.31
December 31,	2023	825	4.38 to 8.97	5,223	4.83	0.90 to 1.25	9.28 to 9.66
December 31,	2022	866	4.00 to 8.18	5,003	5.14	0.90 to 1.25	(6.14) to (5.81)
December 31,	2021	962	4.27 to 8.68	5,802	12.77	0.90 to 1.25	23.30 to 23.83

36

Note 5 - FINANCIAL HIGHLIGHTS (CONTINUED)

		Units	Unit Value	Net Assets	Investment[1]	Expense Ratio[2]	Total Return[3]
		(000s)	Lowest to Highest($)	(000s)($)	Income Ratio	Lowest to Highest	Lowest to Highest
Fidelity VIP Equity-Income Portfolio - Service Class 2
December 31,	2025	404	4.82	1,946	1.67	0.70	18.93
December 31,	2024	418	4.05	1,693	7.78	0.70	15.04
December 31,	2023	424	3.52	1,493	4.81	0.70	10.80
December 31,	2022	457	3.18	1,452	5.23	0.70	(4.12)
December 31,	2021	467	3.31	1,547	12.78	0.70	24.61
Fidelity VIP Government Money Market Portfolio - Initial Class
December 31,	2025	5,595	1.26 to 1.32	7,606	4.05	0.90 to 1.25	2.84 to 6.27
December 31,	2024	4,963	1.23 to 1.24	6,651	5.00	0.90 to 1.25	4.00 to 4.00
December 31,	2023	6,693	1.18 to 1.19	8,491	4.81	0.90 to 1.25	3.73 to 3.59
December 31,	2022	6,130	1.14 to 1.53	7,566	1.41	0.90 to 1.25	0.00 to 0.53
December 31,	2021	6,348	1.14	7,836	0.01	0.90 to 1.25	(1.58) to (0.59)
Fidelity VIP Government Money Market Portfolio - Service Class 2
December 31,	2025	3,960	1.15	4,541	3.79	0.70	3.86
December 31,	2024	3,836	1.10	4,236	4.74	0.70	4.89
December 31,	2023	4,451	1.05	4,686	4.55	0.70	4.84
December 31,	2022	4,375	1.00	4,393	1.27	0.70	1.58
December 31,	2021	4,309	0.99	4,260	0.01	0.70	(0.14)
Fidelity VIP Growth - Initial Class
December 31,	2025	2,368	10.27 to 21.33	31,571	0.29	0.90 to 1.25	13.47 to 13.87
December 31,	2024	2,640	9.05 to 18.73	30,685	22.03	0.90 to 1.25	28.76 to 29.21
December 31,	2023	2,785	7.03 to 14.50	25,166	4.70	0.90 to 1.25	34.55 to 35.024
December 31,	2022	3,112	5.23 to 10.74	20,848	8.09	0.90 to 1.25	(25.39) to (25.13)
December 31,	2021	3,355	7.01 to 14.34	29,873	20.57	0.90 to 1.25	21.63 to 22.16
Fidelity VIP Growth and Income - Initial Class
December 31,	2025	317	5.80 to 6.42	2,001	1.53	0.90 to 1.25	19.99 to 20.41
December 31,	2024	356	4.81 to 5.35	1,874	8.10	0.90 to 1.25	20.68 to 21.11
December 31,	2023	368	3.97 to 4.43	1,606	4.95	0.90 to 1.25	17.25 to 17.66
December 31,	2022	503	3.38 to 3.78 `	1,880	3.74	0.90 to 1.25	(6.13) to (5.80)
December 31,	2021	369	3.59 to 4.03 `	1,461	6.94	0.90 to 1.25	24.26 to 24.95
Fidelity VIP Growth and Income - Service Class 2
December 31,	2025	201	6.71	1,349	1.32	0.70	21.99
December 31,	2024	218	5.50	1,199	8.14	0.70	22.52
December 31,	2023	227	4.49	1,021	5.40	0.70	18.63
December 31,	2022	245	3.79	927	3.57	0.70	(4.88)
December 31,	2021	255	3.98	1,016	6.86	0.70	25.95
Fidelity VIP Growth Opportunities Portfolio - Initial Class
December 31,	2025	694	8.55 to 10.08	7,190	—	0.90 to 1.25	20.44 to 20.86
December 31,	2024	773	7.07 to 8.37	6,751	—	0.90 to 1.25	37.15 to 37.64
December 31,	2023	819	5.14 to 6.10	5,202	—	0.90 to 1.25	43.85 to 44.35
December 31,	2022	876	3.56 to 4.24	3,863	20.66	0.90 to 1.25	(38.92) to (38.70)
December 31,	2021	978	5.81 to 6.94	7,030	9.08	0.90 to 1.25	10.55 to 11.03
Fidelity VIP Growth Opportunities Portfolio - Service Class 2
December 31,	2025	509	13.26	6,753	—	0.70	21.86
December 31,	2024	580	10.88	6,308	—	0.70	38.73
December 31,	2023	604	7.84	4,739	—	0.70	45.24
December 31,	2022	664	5.40	3,585	19.78	0.70	(38.26)
December 31,	2021	684	8.75	5,986	8.80	0.70	11.71
Fidelity VIP High Income - Initial Class
December 31,	2025	223	2.33 to 3.60	604	6.17	0.90 to 1.25	8.99 to 9.37
December 31,	2024	243	2.14 to 3.29	606	5.96	0.90 to 1.25	7.61 to 7.99
December 31,	2023	259	1.98 to 3.05	599	5.64	0.90 to 1.25	9.11 to 9.49
December 31,	2022	277	1.82 to 2.79	583	5.13	0.90 to 1.25	(12.47) to (12.17)
December 31,	2021	289	2.08 to 3.17	693	5.36	0.90 to 1.25	2.89 to 3.32

37

Note 5 - FINANCIAL HIGHLIGHTS (CONTINUED)

		Units	Unit Value	Net Assets	Investment[1]	Expense Ratio[2]	Total Return[3]
		(000s)	Lowest to Highest($)	(000s)($)	Income Ratio	Lowest to Highest	Lowest to Highest
Fidelity VIP Index 500 Portfolio - Initial Class
December 31,	2025	3,394	7.87 to 18.95	35,021	1.13	0.90 to 1.25	16.31 to 16.72
December 31,	2024	3,802	6.76 to 16.23	33,490	1.33	0.90 to 1.25	23.44 to 23.77
December 31,	2023	4,016	5.48 to 13.11	28,752	2.38	0.90 to 1.25	24.63 to 25.07
December 31,	2022	4,216	4.40 to 10.49	24,333	2.23	0.90 to 1.25	(19.23) to (18.94)
December 31,	2021	4,508	5.45 to 12.94	32,121	1.98	0.90 to 1.25	26.97 to 27.45
Fidelity VIP Index 500 Portfolio - Service Class 2
December 31,	2025	3,120	7.92	24,703	0.94	0.70	17.59
December 31,	2024	3,270	6.73	22,012	1.13	0.70	24.67
December 31,	2023	3,371	5.40	18,203	2.20	0.70	26.19
December 31,	2022	3,565	4.28	15,256	1.99	0.70	(18.08)
December 31,	2021	3,698	5.22	19,318	1.78	0.70	28.67
Fidelity VIP Investment Grade Bond Portfolio - Initial Class
December 31,	2025	242	2.18 to 3.12	633	3.39	0.90 to 1.25	5.89 to 6.26
December 31,	2024	273	2.06 to 2.93	661	3.52	0.90 to 1.25	0.51 to 0.87
December 31,	2023	262	2.05 to 2.91	636	2.56	0.90 to 1.25	4.89 to 5.25
December 31,	2022	284	1.95 to 2.76	654	7.53	0.90 to 1.25	(14.04) to (13.74)
December 31,	2021	314	2.27 to 3.20	830	4.84	0.90 to 1.25	(2.03) to (1.44)
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2
December 31,	2025	347	1.79	621	3.61	0.70	7.13
December 31,	2024	327	1.67	547	3.50	0.70	1.74
December 31,	2023	274	1.64	451	2.41	0.70	7.58
December 31,	2022	301	1.53	461	7.44	0.70	(13.28)
December 31,	2021	294	1.76	518	4.62	0.70	(1.00)
Fidelity VIP Mid Cap Portfolio - Initial Class
December 31,	2025	1,150	13.08 to 14.96	15,756	0.43	0.90 to 1.25	10.37 to 10.75
December 31,	2024	1,308	11.85 to 13.50	16,290	13.31	0.90 to 1.25	16.02 to 16.43
December 31,	2023	1,378	10.22 to 11.60	14,765	3.32	0.90 to 1.25	13.65 to 14.05
December 31,	2022	1,462	8.99 to 10.17	13,749	7.06	0.90 to 1.25	(15.80) to (15.51)
December 31,	2021	1,581	10.68 to 12.04	17,610	16.16	0.90 to 1.25	24.00 to 24.47
Fidelity VIP Mid Cap Portfolio - Service Class 2
December 31,	2025	3,752	9.33	35,008	0.25	0.70	11.70
December 31,	2024	3,971	8.35	33,171	13.71	0.70	17.27
December 31,	2023	4,270	7.12	30,416	3.25	0.70	15.26
December 31,	2022	4,598	6.18	28,419	7.11	0.70	(14.64)
December 31,	2021	4,890	7.24	35,403	16.92	0.70	25.47
Fidelity VIP Overseas Portfolio - Initial Class
December 31,	2025	453	3.32 to 4.74	1,832	1.60	0.90 to 1.25	18.90 to 19.31
December 31,	2024	472	2.79 to 3.97	1,585	6.01	0.90 to 1.25	3.74 to 4.10
December 31,	2023	488	2.69 to 3.81	1,610	1.30	0.90 to 1.25	19.01 to 19.43
December 31,	2022	510	2.26 to 3.19	1,410	2.00	0.90 to 1.25	(25.42) to (25.16)
December 31,	2021	525	3.03 to 4.27	1,932	7.99	0.90 to 1.25	18.09 to 18.48
Fidelity VIP Value Portfolio - Service Class 2
December 31,	2025	121	5.13	621	1.24	0.70	11.64
December 31,	2024	130	4.59	591	11.69	0.70	11.04
December 31,	2023	125	4.14	518	4.62	0.70	19.90
December 31,	2022	150	3.45	517	4.61	0.70	(3.35)
December 31,	2021	154	3.57	549	12.58	0.70	30.79

38

Note 5 - FINANCIAL HIGHLIGHTS (CONTINUED)

		Units	Unit Value	Net Assets	Investment[1]	Expense Ratio[2]	Total Return[3]
		(000s)	Lowest to Highest($)	(000s)($)	Income Ratio	Lowest to Highest	Lowest to Highest
Fidelity VIP Value Strategies - Service Class 2
December 31,	2025	176	5.45	961	0.80	0.70	7.93
December 31,	2024	199	5.05	1,008	14.79	0.70	9.20
December 31,	2023	207	4.63	958	4.26	0.70	21.24
December 31,	2022	253	3.82	965	5.57	0.70	(6.06)
December 31,	2021	255	4.06	1,036	9.79	0.70	33.19
Invesco V.I. Discovery Mid Cap Growth Fund - Series I
December 31,	2025	3	37.90	132	—	0.70	4.79
December 31,	2024	3	36.17	112	—	0.70	24.20
December 31,	2023	3	29.12	91	—	0.70	14.16
December 31,	2022	4	25.51	99	28.41	0.70	(31.03)
December 31,	2021	5	36.98	191	10.96	0.70	18.83
Invesco V.I. Diversified Dividend Fund - Series I
December 31,	2025	5	98.62	536	1.58	0.70	16.42
December 31,	2024	6	84.70	542	6.08	0.70	13.08
December 31,	2023	7	74.90	502	9.78	0.70	10.04
December 31,	2022	9	68.07	598	14.53	0.70	(1.91)
December 31,	2021	9	69.39	602	2.70	0.70	19.67
Invesco V.I. Equity and Income Fund - Series I *
December 31,	2025	560	4.11	2,305	2.09	0.70	12.83
December 31,	2024	592	3.65	2,157	15.10	0.70	12.28
December 31,	2023	629	3.25	2,042	7.26	0.70	11.11
December 31,	2022	690	2.92	2,015	15.10	0.70	(7.01)
December 31,	2021	702	3.14	2,205	2.82	0.70	—
Invesco V.I. Health Care Fund - Series I
December 31,	2025	233	4.78	1,112	—	0.70	15.21
December 31,	2024	249	4.15	1,035	—	0.70	4.10
December 31,	2023	265	3.99	1,056	—	0.70	3.54
December 31,	2022	289	3.85	1,113	13.78	0.70	(13.36)
December 31,	2021	301	4.44	1,336	11.33	0.70	12.48
Invesco V.I. Global Real Estate Fund - Series I
December 31,	2025	551	4.30	2,366	2.03	0.70	7.95
December 31,	2024	568	3.98	2,262	2.57	0.70	(1.82)
December 31,	2023	593	4.05	2,402	1.49	0.70	9.68
December 31,	2022	600	3.70	2,217	2.83	0.70	(24.58)
December 31,	2021	657	4.90	3,220	2.75	0.70	25.96
Invesco V.I. Small Cap Equity Fund - Series I
December 31,	2025	149	5.04	752	—	0.70	8.53
December 31,	2024	151	4.65	702	4.83	0.70	17.96
December 31,	2023	152	3.94	598	1.73	0.70	17.73
December 31,	2022	184	3.34	616	18.50	0.70	(20.54)
December 31,	2021	185	4.21	778	5.44	0.70	20.96
Invesco V.I. Technology Fund - Series I
December 31,	2025	282	6.47	1,824	—	0.70	20.44
December 31,	2024	297	5.38	1,599	4.27	0.70	34.30
December 31,	2023	351	4.00	1,405	—	0.70	47.52
December 31,	2022	404	2.71	1,097	38.00	0.70	(39.58)
December 31,	2021	407	4.49	1,830	9.57	0.70	14.84
MFS Core Equity Portfolio - Initial Class
December 31,	2025	5	84.32	393	0.46	0.70	12.50
December 31,	2024	4	74.94	332	4.97	0.70	20.11
December 31,	2023	5	62.40	284	5.14	0.70	23.14
December 31,	2022	5	50.67	274	11.50	0.70	(17.13)
December 31,	2021	6	61.14	349	7.86	0.70	25.42

*This	fund was opened on April 30, 2021.

39

Note 5 - FINANCIAL HIGHLIGHTS (CONTINUED)

		Units	Unit Value	Net Assets	Investment[1]	Expense Ratio[2]	Total Return[3]
		(000s)	Lowest to Highest($)	(000s)($)	Income Ratio	Lowest to Highest	Lowest to Highest
MFS Growth Series - Initial Class
December 31,	2025	168	10.23	1,718	—	0.70	12.20
December 31,	2024	190	9.12	1,730	7.91	0.70	31.45
December 31,	2023	209	6.93	1,447	7.73	0.07	36.27
December 31,	2022	224	5.09	1,139	11.32	0.70	(31.57)
December 31,	2021	233	7.44	1,732	13.71	0.70	23.53
MFS Investors Trust Series - Initial Class
December 31,	2025	59	6.85	401	1.72	0.70	13.75
December 31,	2024	61	6.03	370	8.03	0.70	19.47
December 31,	2023	72	5.04	366	6.48	0.70	20.02
December 31,	2022	83	4.20	350	13.57	0.70	(16.20)
December 31,	2021	86	5.01	429	3.77	0.70	26.96
MFS Research Series - Initial Class
December 31,	2025	29	7.42	212	0.97	0.70	12.69
December 31,	2024	28	6.59	188	6.29	0.70	18.56
December 31,	2023	32	5.56	179	5.95	0.70	22.30
December 31,	2022	35	4.54	158	13.13	0.70	(17.20)
December 31,	2021	36	5.49	196	6.36	0.70	24.41
T. Rowe Price Equity Income Portfolio
December 31,	2025	2,900	5.45 to 5.67	16,107	1.64	0.70 to 1.25	12.94 to 14.36
December 31,	2024	3,109	4.77 to 5.02	15,121	8.33	0.70 to 1.25	10.30 to 11.83
December 31,	2023	3,239	4.27 to 4.55	14,114	6.25	0.70 to 1.25	8.18 to 9.75
December 31,	2022	3,634	3.89 to 4.21	14,487	6.95	0.70 to 1.25	(4.54) to (2.92)
December 31,	2021	3,679	4.00 to 4.41	15,104	8.91	0.70 to 1.25	24.09 to 25.89
T. Rowe Price International Stock Portfolio
December 31,	2025	1,583	2.55 to 3.41	5,120	1.94	0.70 to 1.25	16.94 to 18.63
December 31,	2024	1,671	2.18 to 2.87	4,560	3.38	0.70 to 1.25	1.96 to 3.29
December 31,	2023	1,708	2.14 to 2.78	4,524	0.98	0.70 to 1.25	14.80 to 17.17
December 31,	2022	1,861	1.87 to 2.37	4,217	3.09	0.70 to 1.25	(16.86) to (15.37)
December 31,	2021	1,962	2.24 to 2.80	5,261	7.00	0.70 to 1.25	0.17 to 1.57
T. Rowe Price Limited-Term Bond Portfolio
December 31,	2025	776	1.71	1,326	4.29	0.70	5.73
December 31,	2024	769	5.61	1,243	4.21	0.70	5.17
December 31,	2023	766	1.54	1,176	3.32	0.70	4.53
December 31,	2022	760	1.47	1,111	2.09	0.70	(3.29)
December 31,	2021	839	1.52	1,275	1.94	0.70	(0.01)
T. Rowe Price Mid-Cap Growth Portfolio
December 31,	2025	735	9.46 to 13.01	8,904	—	0.70 to 1.25	2.26 to 3.55
December 31,	2024	840	9.13 to 12.72	10,011	9.13	0.70 to 1.25	7.95 to 9.32
December 31,	2023	872	8.35 to 11.78	9,599	6.29	0.70 to 1.25	18.47 to 19.96
December 31,	2022	943	6.96 to 9.94	8,663	2.89	0.70 to 1.25	(23.54) to (22.58)
December 31,	2021	1,001	8.99 to 13.01	11,959	10.07	0.70 to 1.25	13.39 to 14.87

[1]

These ratios represent dividends, excluding distributions of realized gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

[2]

These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund are excluded.

[3]

These ratios represent the total return, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

40

Note 6 - UNIT CHANGES

The changes in units outstanding for the periods ended December 31, 2025 and December 31, 2024 were as follows:

	$		$		$		$		$		$		$
			2024						2025
Fund	January 1, 2024 Units Outstanding		Units Purchased		Units Redeemed		December 31, 2024 Units Outstanding		Units Purchased		Units Redeemed		December 31, 2025 Units Outstanding
Alger Balanced Portfolio - Class I-2		661,870		49,979		71,439		640,408		23,918		61,907		602,419
Alger Capital Appreciation Portfolio - Class I-2		877,765		59,234		106,138		830,861		26,446		86,036		771,271
Alger Growth & Income Portfolio - Class I-2		452,052		38,573		51,603		439,022		14,255		28,259		425,018
Alger Large Cap Growth Portfolio - Class I-2		626,992		20,875		70,055		577,812		17,501		51,939		543,374
Alger Mid Cap Growth Portfolio - Class I-2		922,549		18,707		81,583		859,673		23,754		61,990		821,437
Alger Small Cap Growth Portfolio - Class I-2		407,046		8,051		29,705		385,392		9,331		45,006		349,717
Federated Hermes Fund for U.S. Government Securities II		193,443		7,935		5,926		195,452		18,205		25,145		188,512
Federated Hermes Kaufmann Fund II - Primary Shares		303,214		72,296		118,596		218,902		4,099		11,550		211,451
Federated Hermes Managed Volatility Fund II - Primary Shares		216,688		8,974		6,760		171,763		4,332		26,903		149,192
Federated Hermes Quality Bond Fund II - Primary Shares		179,659		19,531		27,427		113,884		17,511		15,611		115,784
Federated Hermes High Income Bond Fund II - Primary Shares		109,344		11,356		6,816		256,914		35,374		28,168		264,120
Fidelity VIP Asset Manager 70% Portfolio - Initial Class		275,858		3,754		33,635		245,977		4,638		17,785		232,830
Fidelity VIP Asset Manager 50% Portfolio - Initial Class		179,159		4,182		17,175		166,165		3,854		5,874		164,145
Fidelity VIP Balanced Portfolio - Initial Class		451,924		5,128		24,398		432,654		5,625		25,149		413,130
Fidelity VIP Contrafund Portfolio - Initial Class		1,845,198		55,677		116,259		1,784,615		54,891		254,386		1,585,120
Fidelity VIP Contrafund Portfolio - Service Class 2		3,158,226		143,219		261,481		3,039,961		105,635		299,998		2,845,598
Fidelity VIP Equity-Income Portfolio - Initial Class		824,986		9,397		51,881		782,502		13,927		51,225		745,204
Fidelity VIP Equity-Income Portfolio - Service Class 2		424,079		28,127		34,205		418,002		45,858		60,011		403,849
Fidelity VIP Government Money Market Portfolio - Initial Class		6,693,135		209,248		1,939,104		4,963,279		1,102,947		470,872		5,595,354
Fidelity VIP Government Money Market Portfolio - Service Class 2		4,451,065		320,995		935,674		3,836,386		337,691		214,290		3,959,787
Fidelity VIP Growth - Initial Class		2,785,485		79,593		225,394		2,639,688		15,335		287,316		2,367,707
Fidelity VIP Growth and Income - Initial Class		367,991		5,208		17,580		355,618		11,715		50,409		316,924
Fidelity VIP Growth and Income - Service Class 2		227,441		38,372		47,984		217,829		32,496		49,356		200,969
Fidelity VIP Growth Opportunities Portfolio - Initial Class		819,082		4,670		51,073		772,679		18,221		96,697		694,203
Fidelity VIP Growth Opportunities Portfolio - Service Class 2		604,175		31,144		55,699		579,622		24,990		95,357		509,255
Fidelity VIP High Income - Initial Class		258,967		6,477		22,226		243,219		8,959		29,453		222,725
Fidelity VIP Index 500 Portfolio - Initial Class		4,015,942		114,920		328,921		3,801,941		26,913		434,674		3,394,180
Fidelity VIP Index 500 Portfolio - Service Class 2		3,370,869		126,523		227,739		3,269,655		71,938		221,196		3,120,397
Fidelity VIP Investment Grade Bond Portfolio - Initial Class		262,391		19,392		9,059		272,724		10,087		40,486		242,325
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2		274,077		78,018		24,777		327,319		52,829		33,481		346,667
Fidelity VIP Mid Cap Portfolio - Initial Class		1,378,612		8,183		78,978		1,307,817		9,820		168,067		1,149,570
Fidelity VIP Mid Cap Portfolio - Service Class 2		4,269,914		124,864		423,773		3,971,004		141,092		360,098		3,751,998
Fidelity VIP Overseas Portfolio - Initial Class		488,102		9,115		25,451		471,766		153,210		171,568		453,408
Fidelity VIP Value Portfolio - Service Class 2		125,267		7,841		4,447		128,660		15,571		23,257		120,974
Fidelity VIP Value Strategies - Service Class 2		206,961		12,877		20,399		199,439		10,069		33,361		176,147
Invesco V.I. Discovery Mid Cap Growth Fund - Series I		3,139		87		130		3,097		480		92		3,485
Invesco V.I. Diversified Dividend Fund - Series I		6,706		506		813		6,400		420		1,387		5,433
Invesco V.I. Equity and Income Fund - Series I		628,813		32,204		69,477		591,540		27,411		58,760		560,191
Invesco V.I. Global Real Estate Fund - Series I		264,859		8,649		24,140		568,325		28,502		46,111		550,716
Invesco V.I. Health Care Fund - Series I		592,712		26,141		50,528		249,368		7,337		24,112		232,593
Invesco V.I. Small Cap Equity Fund - Series I		151,763		6,372		6,982		151,154		14,133		16,113		149,174
Invesco V.I. Technology Fund - Series I		351,048		28,754		82,371		297,431		7,074		22,730		281,775
MFS Core Equity Portfolio - Initial Class		4,544		36		147		4,433		306		77		4,662
MFS Growth Series - Initial Class		208,720		10,826		29,755		189,791		6,419		28,243		167,967
MFS Investors Trust Series - Initial Class		72,461		1,652		12,652		61,461		7,379		10,323		58,517
MFS Research Series - Initial Class		32,133		457		4,111		28,478		398		334		28,542
T. Rowe Price Equity Income Portfolio		3,238,563		161,823		291,099		3,109,289		41,404		250,324		2,900,369
T. Rowe Price International Stock Portfolio		1,708,460		95,873		133,424		1,670,908		87,720		175,323		1,583,305
T. Rowe Price Limited-Term Bond Portfolio		765,598		60,677		57,070		769,197		17,984		11,067		776,114
T. Rowe Price Mid-Cap Growth Portfolio		871,744		10,881		42,546		840,079		8,792		113,407		735,464

Total		51,610,791		2,207,373		6,358,605		47,459,555		2,728,796		4,695,283		45,493,068

41

Note 7 - SUBSEQUENT EVENTS

The Separate Account evaluated subsequent events through the date the financial statements were issued. During this period, there were no significant subsequent events that required adjustment to or disclosure in the accompanying financial statements.

42

AMERICAN NATIONAL INSURANCE COMPANY

Statutory Financial Statements and Supplemental Schedules

December 31, 2025

(With Independent Auditor’s Report Thereon)

AMERICAN NATIONAL INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS AND SUPPLEMENTAL SCHEDULES

Deloitte & Touche LLP
1111 Bagby Street, Ste 4500
Houston, TX, 77002
USA
Tel: 1 713 982 2000
Fax: 1 713 982 3000
www.Deloitte.com

INDEPENDENT AUDITOR’S REPORT

Board of Directors

American National Insurance Company

Galveston, Texas

Opinions

We have audited the statutory financial statements of American National Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2025 and 2024, the related statutory statements of operations and capital and surplus and cash flow for each of the three years in the period ended December 31, 2025, and the related notes to the statutory financial statements (collectively referred to as the “statutory financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and capital and surplus and its cash flow for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance as described in Note 2.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations and capital and surplus or its cash flow for each of the three years in the period ended December 31, 2025.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory financial statements, the statutory financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Texas Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Texas Department of Insurance. The effects on the statutory financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

As described in Note 1 to the statutory financial statements, the Company is a member of a controlled group of affiliated companies and the operations of the Company may not be indicative of those that would have occurred had the Company operated as a stand-alone entity. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statutory Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●

Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2025 audit was conducted for the purpose of forming an opinion on the 2025 statutory financial statements as a whole. The supplemental schedule of selected financial data; supplemental summary investment schedule, and supplemental investment risks interrogatories for the year ended December 31, 2025, are presented for purposes of additional analysis and are not a required part of the 2025 statutory financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2025 statutory financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2025 statutory financial statements as a whole.

April 24, 2026

AMERICAN NATIONAL INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS

(Dollars in Thousands)

	December 31,
	2025	2024

Admitted Assets

Cash and invested assets

Bonds	$16,999,817	$12,136,781

Preferred stocks	145,487	295,272

Common stocks	857,228	327,230

Mortgage loans on real estate, net	4,819,723	5,126,934

Real estate investments	194,811	174,412

Properties occupied by the Company	64,224	59,372

Cash, cash equivalents, and short-term investments	5,047,254	2,701,252

Policy loans	199,614	239,005

Derivative instruments	199,650	253,518

Other invested assets	3,725,866	3,193,836

Receivables for securities	657	27,341

Total cash and invested assets	32,254,331	24,534,953

Investment income due and accrued	283,778	262,756

Premiums receivable	113,273	57,740

Reinsurance receivables	35,278	4,976,318

Deferred federal income tax asset	328,912	292,313

Excess of loss reinsurance	370,481	—

Other assets	222,938	303,624

Separate accounts assets	6,554,125	5,343,737

Total admitted assets	$40,163,116	$35,771,441

Liabilities and Capital and Surplus

Liabilities

Policyholder reserves	$29,495,815	$21,918,721

Policy and contract claims:

Life and annuity	175,659	183,086

Accident and health	10,598	10,545

Reinsurance payables	74,636	4,921,669

Commissions and other expenses payable	(272,004)	78,946

Asset valuation reserve	575,625	345,026

Other liabilities	1,130,193	705,717

Separate accounts liabilities	6,554,125	5,343,737

Total liabilities	37,744,647	33,507,447

Capital and Surplus

Common capital stock	5,000	5,000

Paid in surplus	1,270,837	1,120,837

Unassigned surplus (deficit)	1,142,632	1,138,157

Total capital and surplus	2,418,469	2,263,994

Total liabilities and capital and surplus	$40,163,116	$35,771,441

See accompanying notes to statutory financial statements.

AMERICAN NATIONAL INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

(Dollars in Thousands)

	December 31,
	2025	2024	2023

Revenues

Premiums and considerations	$2,445,076	$(1,513,603)	$3,111,521

Net investment income	1,425,178	1,326,283	975,585

Commissions on reinsurance ceded	552,436	202,630	144,424

Reserve adjustments on reinsurance ceded	3,197,057	5,558,080	1,365,599

Other income	19,786	46,734	160,417

Total revenues	7,639,533	5,620,124	5,757,546

Benefits and expenses

Benefits to policyholders and beneficiaries:

Life and annuity	1,252,271	538,065	835,836

Accident and health	62,980	27,614	14,082

Increase (decrease) in reserve for future policy benefits	5,113,157	785,791	3,622,592

Direct and assumed commissions	415,377	355,710	349,560

General and administrative expenses	335,124	343,706	315,788

Net transfers to (from) separate accounts	333,782	3,055,301	872,804

Other deductions and expenses	189,334	577,238	97,833

Total benefits and expenses	7,702,025	5,683,425	6,108,495

Income (loss) before dividends to policyholders	(62,492)	(63,301)	(350,949)

Dividends to policyholders	(461)	3,003	1,793

Income (loss) before federal income tax and realized losses	(62,031)	(66,304)	(352,742)

Federal income tax expense (benefit)	24,726	317,416	51,599

Income (loss) after dividends to policyholders and federal income tax	(86,757)	(383,720)	(404,341)

Net realized gains (losses), excluding losses transferred to interest maintenance reserve	158,251	140,272	42,500

Net income (loss)	$71,494	$(243,448)	$(361,841)

See accompanying notes to statutory financial statements.

AMERICAN NATIONAL INSURANCE COMPANY

STATUTORY STATEMENTS OF CAPITAL AND SURPLUS

(Dollars in Thousands)

	Common Capital Stock	Paid in Surplus	Special Surplus	Unassigned Surplus	Capital and Surplus

Balance, January 1, 2024	$5,000	$1,120,837	$56,367	$1,180,443	$2,362,647

Net income (loss)	—	—	(56,367)	(187,081)	(243,448)

Change in unrealized gains (losses)	—	—	—	(73,849)	(73,849)

Change in net deferred income tax	—	—	—	53,400	53,400

Change in nonadmitted items	—	—	—	(127,452)	(127,452)

Change in asset valuation reserve	—	—	—	(115,857)	(115,857)

Dividends to stockholders	—	—	—	(59,952)	(59,952)

Reinsurance permitted practice	—	—	—	(548,219)	(548,219)

Other	—	—	—	1,016,724	1,016,724

Balance, December 31, 2024	5,000	1,120,837	—	1,138,157	2,263,994

Net income (loss)	—	—	—	71,494	71,494

Change in unrealized gains (losses)	—	—	—	18,368	18,368

Change in net deferred income tax	—	—	—	104,996	104,996

Change in nonadmitted items	—	—	—	314,426	314,426

Change in asset valuation reserve	—	—	—	(230,599)	(230,599)

Dividends to stockholders	—	—	—	(195,192)	(195,192)

Surplus adjustment: paid in	—	150,000	—	—	150,000

XOL permitted practice	—	—	—	370,481	370,481

Other	—	—	—	(449,499)	(449,499)

Balance, December 31, 2025	$5,000	$1,270,837	$—	$1,142,632	$2,418,469

See accompanying notes to statutory financial statements.

AMERICAN NATIONAL INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOW

(Dollars in Thousands)

	December 31,
	2025	2024	2023

Cash from operations

Premiums collected, net of reinsurance	$7,911,603	$(2,869,827)	$3,109,534

Net investment income collected	1,349,181	1,282,327	1,057,168

Other income	102,124	261,387	312,975

Benefit and loss related payments	(3,796,923)	6,287,147	2,240,928

Net transfers to (from) separate accounts	(728,192)	(3,057,992)	(869,918)

Commissions and expenses paid	(650,775)	(2,428,602)	(2,438,689)

Dividends paid to policyholders	579	(2,242)	(1,550)

Federal income taxes paid (recovered)	947	(367,888)	(25,025)

Net cash from (used in) operations	4,188,544	(895,690)	3,385,423

Cash from investments

Proceeds from investments sold, matured, or repaid

Bonds	3,247,222	3,448,313	2,512,317

Stocks	225,722	47,422	371,269

Mortgage loans	977,930	785,483	511,090

Real estate	67,346	187,887	26,438

Other invested assets	2,949,322	568,553	1,618,789

Net gains (losses) on cash, cash equivalents and short-term investments	(2,076)	(4,578)	10,829

Miscellaneous proceeds	592,175	260,931	128,940

Total proceeds from investments sold, matured, or repaid	8,057,641	5,294,011	5,179,672

Costs of investments acquired

Bonds	(7,878,579)	(3,784,306)	(2,631,741)

Stocks	(543,065)	(548,091)	(161,073)

Mortgage loans	(711,877)	(825,380)	(675,509)

Real estate	(2,897)	(1,117)	(17,408)

Other invested assets	(3,361,251)	(1,456,106)	(2,409,015)

Miscellaneous applications	—	(36,005)	(214,782)

Total costs of investments acquired	(12,497,669)	(6,651,005)	(6,109,528)

Change in policy loans	39,390	115,056	(20,670)

Net cash from (used in) investments	(4,400,638)	(1,241,938)	(950,526)

Cash from (used in) financing and other sources

Capital and paid in surplus, less treasury stock	150,000	—	—

Net deposits on deposit-type contract funds and other liabilities	2,462,161	66,544	(22,018)

Dividends to stockholders	(165,000)	—	—

Other cash provided	110,934	762,465	187,309

Net cash from (used in) financing and other sources	2,558,095	829,009	165,291

Net change in cash, cash equivalents, and short-term investments	2,346,002	(1,308,618)	2,600,188

Cash, cash equivalents, and short-term investments:

Beginning of year	2,701,252	4,009,870	1,409,682

End of year	$5,047,254	$2,701,252	$4,009,870

Note: Supplemental disclosure of cash flow information for non-cash transactions:

Reinsurance deferred gain	$298,058	$—	$—

PRT premium and in-kind assets	170,950	467,510	—

ABM dividend in-kind assets	30,287	—	—

Distribution of Vermont III	30,192	59,952	—

Assumed coinsurance premium and in-kind assets	—	1,260,927	—

Life reinsurance expense	—	559,504	—

Distribution of ANH and ANTAC	—	—	3,154,087

Bonds contributed as capital and paid in surplus	—	—	1,094,135

Real estate acquired in satisfaction of debt	—	—	64,680

See accompanying notes to statutory financial statements.

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 1 - Organization and Description of Business

American National Insurance Company (the “Company” or “ANICO”) is a direct wholly-owned subsidiary of American National Group Inc. (“ANGI”). Brookfield Wealth Solutions Ltd. (“BWS”) is the ultimate parent of the Company, and the Company is a member of the BWS group (NAIC Group #408). The Company is primarily focused on providing insurance to individuals and institutions through a broad range of annuity and retirement products and services. The Company is licensed to sell insurance products in 49 states, the District of Columbia and various U.S. territories.

Note 2 - Summary of Significant Accounting Policies

The preparation of financial statements in conformity with statutory accounting principles (“SAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates used to prepare financial statements. Future events, which could impact these statements, include changes in the levels of mortality, morbidity, persistency, collectability, recoverability, market performance, interest rates, and potential for an unpredictable outcome in any given lawsuit. Certain prior year amounts have been reclassified to conform to the current year presentation.

Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the State of Texas Department of Insurance, (“TDI”).

The TDI recognizes only statutory accounting practices (“SAP”) prescribed by the State of Texas for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Texas Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Texas. The state has implemented and adopted certain exceptions to the prescribed accounting practices found in the NAIC SAP and the Insurance Commissioner of the State of Texas has the right to permit other specific practices that deviate from prescribed practices. Such permitted practices employed by ANICO include the following:

In 2025, ANICO used the following permitted practice that resulted in reported statutory surplus or risk-based capital that is significantly different from the statutory surplus or risk based capital that would have been reported had NAIC statutory accounting practices or the prescribed regulatory accounting practices been followed:

Effective September 30, 2025, ANICO implemented a permitted statutory accounting practice to recognize an admitted asset related to the notional value of coverage defined in an excess of loss reinsurance agreement. This reinsurance agreement has a 20-year term and provides coverage to ANICO for aggregate claims incurred during the agreement term associated with a closed block of life insurance policies exceeding an attachment point as defined in the agreement.

The value of this asset subject to the above permitted practice was approximately $370.5 million in total at December 31, 2025 and will result in an undiminished equivalent increase in statutory surplus.

In the event ANICO had not employed this permitted and prescribed practice, ANICO’s risk-based capital (“RBC”) would not have triggered a regulatory event.

In 2023, the Company was granted a permitted practice that resulted in reported statutory surplus or risk-based capital that is significantly different from the statutory surplus or risk based capital that would have been reported had NAIC statutory accounting practices or the prescribed regulatory accounting practices been followed. In August 2024, the Company terminated its previously reported reinsurance permitted practice as a result of entering into a coinsurance agreement with RGA Life and Annuity Insurance Company (“RGA”), effective July 1, 2024. See Note 12 for additional detail.

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 2 - Summary of Significant Accounting Policies (continued)

Basis of Presentation (continued)

The following table presents a reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed or permitted by the State of Texas:

	December 31,
	2025	2024	2023

Net income

At state basis	$71,494	$(243,448)	$(361,841)

State prescribed/permitted practices that are an increase/(decrease) from NAIC SAP:

NAIC SAP	$71,494	$(243,448)	$(361,841)

Surplus

At state basis	$2,418,469	$2,263,994	$2,362,647

State prescribed practices that are an increase/(decrease) from NAIC SAP:

XOL permitted practice	370,481	—	548,219

NAIC SAP	$2,047,988	$2,263,994	$1,814,428

NAIC statutory accounting principles vary in some respects from accounting principles generally accepted in the United States of America (“GAAP”). The primary differences between GAAP-basis and statutory-basis of accounting for the Company are as follows:

Item	Description	GAAP Treatment	Statutory Treatment

Bonds and short-term investments	Fixed-income investments with purpose of collecting interest.	Generally, held-to-maturity securities are carried at amortized cost and available-for-sale securities are carried at fair value.	Generally carried at amortized cost.

Common stock - unaffiliated	Investments in common stock of unaffiliated companies.	Recorded at fair value through earnings.	Reported at fair value through surplus.

Common stock - affiliated	Entity that is directly or indirectly owned and controlled by a reporting entity.	GAAP principles require consolidation.	Recorded under the equity method of accounting.

Contract holder dividend liability	Dividends associated with participating policyholders agreements.	Provision is made for accumulated earnings expected to be paid to contract holders, including pro rata portion of dividends incurred to valuation date.	Provision for dividends expected to be paid over the year subsequent to the date of the financial statements, whether or not declared or apportioned.

Mortgage loans	Loans to borrowers; secured by a mortgage on real estate with the purpose of collecting interest income.	Unpaid principal balance plus unamortized loan origination fees less allowance for expected credit losses.	Generally carried at unpaid principal balance, or amortized cost if acquired at a discount or premium, net of impairments.

Cash and cash equivalents	Cash or assets that can be readily converted to cash with original maturities of 90 days or less.	Negative cash balances are reported as a liability.	Negative cash balances are reported within cash.

Deferred premiums	Insurance premiums that are paid in installments over time and not yet due.	Deferred premiums offset against liabilities for future policy benefits.	Deferred premiums recorded as assets.

Reinsurance	Transaction that indemnifies an insurer against loss or liability relating to insurance risk.	Recognized based on adequate transfer of risk, allowance for expected credit loss, reported on a gross basis.	Full credit generally given for authorized and certified reinsurers with net reporting generally required. A liability for unauthorized reinsurers in excess of approved collateral is recorded directly to surplus.

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 2 - Summary of Significant Accounting Policies (continued)

Basis of Presentation (continued)

Item	Description	GAAP Treatment	Statutory Treatment

Deferred taxes	An asset or liability on the Company’s balance sheet due to temporary differences in the financial reporting and tax bases.	A provision is made for deferred income taxes on temporary differences between the financial reporting and the tax bases of assets and liabilities.

NAIC SAP requires an amount to be recorded for deferred taxes. The amount of deferred income tax assets may not be fully recognized as admitted assets and the change in deferred taxes are charged directly to surplus.

Nonadmitted assets	Assets unable to be easily converted to cash.	All assets are recorded on the balance sheet.	Recognition on the balance sheet disallowed; charged to surplus.

Policy reserves	Excess of future policy claims over future premiums.	Based on the Company’s estimates of mortality, morbidity, interest, persistency and withdrawals.	Based on NAIC Valuation Manual requirements for mortality, morbidity and interest and withdrawal requirements and reported net of the effects of indemnity reinsurance transactions.

Interest Maintenance Reserve (“IMR”)	Statutory basis only investment reserve used to account for interest rate related realized gains and losses.	GAAP principles require that realized capital gains and losses be recognized in the period in which they occur.	NAIC SAP requires gains and losses from changes in interest rates to be amortized into income (net of tax) over the approximate remaining life of the investment sold.

Asset Valuation Reserve (“AVR”)	Statutory basis only reserve intended to establish a reserve to offset potential credit-related investment losses.	No such liability is required.	Life and accident and health insurance companies shall recognize liabilities for an AVR, charged to surplus.

Contracts containing mortality or morbidity risk	Contracts containing mortality or morbidity risk.	Contracts that do not subject the Company to significant risks arising from policyholder mortality or morbidity are accounted for as interest bearing or other financial instruments.	Classified as insurance contracts under SAP.

Universal life revenue	Premiums associated with universal life contracts.	Premiums and deposits included in contract holder liabilities; revenues represent amounts assessed against policyholder.	Premiums and cost of insurance, and other contract charges are recognized as revenue.

Other-than-temporary impairments	Accounting model to be applied to certain financial assets measured at amortized cost.	Estimated credit losses on bonds classified as available for sale are recorded through an allowance for credit losses subject to future reversals if expected cash flows increase.

Credit loss-related bond impairments that are deemed to be other than temporary are recorded as a direct write-down to the security without the ability to reverse those losses in the future if expected cash flows increase.

Policy acquisition costs	Costs associated with the successful acquisition of an insurance policy.	Deferred and amortized over the life of the policy, if recoverable from policy revenues.	Charged to operations as incurred.

The effect of such differences on the statutory basis financial statements have not been determined, but are presumed to be material.

Investments, Investment Income, and Related Gains and Losses

The Company reviews all debt instruments to determine whether they qualify as a bond under the principle-based bond definition (“PBBD”) to be reported on Schedule D. This includes reviewing whether there is a creditor relationship, where the investor is entitled to receive a fixed schedule of one or more payments. A bond must have pre-determined principal and interest payments (whether fixed interest or variable interest) with contractual amounts that do not vary based on appreciation or depreciation of underlying collateral or other non-debt variables. The PBBD emphasizes the assessment of the substance of the investment’s structure and the underlying cash flow characteristics, rather than legal form alone. Bonds will be classified as either issuer credit obligations (“ICO”) or asset-backed securities (“ABS”). For ABS, bonds will be further evaluated to ensure they have substantive credit enhancement and, if the underlying collateral was cash-generating non-financial assets, that they meet the meaningful cash flow criteria.

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 2 - Summary of Significant Accounting Policies (continued)

Investments, Investment Income, and Related Gains and Losses (continued)

Bonds and stocks are valued in accordance with the Securities Valuation Office (“SVO”) and rules promulgated by the NAIC. For those securities that are not priced by the SVO, the price is obtained from independent pricing services. Bonds not backed by other loans are generally stated at amortized cost using the scientific interest method, except for bonds with a NAIC designation of 6, which are recorded at the lower of amortized cost or estimated fair value.

Unaffiliated redeemable preferred stocks with a NAIC designation of 1-3 are stated at amortized cost and those with a NAIC designation of 4-6 are stated at lower of amortized cost or estimated fair value. Unaffiliated perpetual preferred stocks are valued at estimated fair value, not exceeding any current effective call price.

Unaffiliated common stocks are carried at estimated fair value. Changes in unrealized gains and losses on equity securities are included in unassigned surplus. The Federal Home Loan Bank of Dallas (“FHLB”) capital stock is only redeemable at par, so the fair value of the capital stock is presumed to be par and carried at cost. Affiliated common stock is reported at underlying audited GAAP equity. Dividends and distributions are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings, and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

All marketable securities are reviewed quarterly for other-than-temporary impairment based on criteria that includes the extent to which cost exceeds fair value, the duration of market decline, the financial health of and specific prospects for the issuer or the performance of the collateral backing the security. An other-than-temporary impairment is considered to have occurred for bonds that are not asset-backed or other structured securities if it is probable that the Company will be unable to collect all amounts due according to the contractual terms of a debt security in effect at the date of acquisition. For bonds that are asset-backed or other structured securities, an other-than-temporary impairment is considered to have occurred if the Company does not expect to recover the entire amortized cost basis of the security.

A decline in fair value which is other-than-temporary also includes situations where a reporting entity has made a decision to sell a security prior to its maturity at an amount below its carrying value or assessed that they do not have the intent and ability to retain the security for a period of time sufficient to recover cost basis. If it is determined that a decline in the fair value of a bond that is not asset-backed or other structured security is other-than-temporary, the cost basis of the bond is written down to fair value as the new cost basis. When the decline in the fair value of an asset-backed or other structured security is determined to be other-than-temporary because the Company does not expect to recover its entire amortized cost basis, the cost basis of the security is written down to the present value of expected cash flows.

The amount of the write down on bonds due to other-than-temporary impairment is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair values which are determined to be other-than-temporary, are recorded as realized losses.

Interest on bonds is not accrued when the collection of interest is uncertain. Due and accrued income is excluded from surplus for amounts that are over ninety days past due.

Mortgage loans, are carried at the aggregate unpaid principal balance net of any premiums, discounts and impairments.

The mortgage loan portfolio is reviewed for impairment using criteria that include debt service coverage, annual operating statements, property inspection reports, geographic location and property type. A mortgage loan is considered other-than-temporarily impaired when it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement and the amount is recognized in the current period as a realized loss.

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 2 - Summary of Significant Accounting Policies (continued)

Investments, Investment Income, and Related Gains and Losses (continued)

Mortgage loans with temporary difficulties are not considered impaired when the borrower has the financial capacity to fund revenue shortfalls from the properties for the foreseeable future. Individual valuation allowances are established for impaired loans to reduce the carrying value to the fair value of the collateral. The Company closely monitors its commercial mortgage loan portfolio on a loan-by-loan basis. Loans with an estimated collateral value less than the loan balance, as well as loans with other characteristics indicative of higher than normal credit risks are reviewed at least quarterly for purposes of establishing valuation allowances and placing loans on non-accrual status, as necessary. The valuation allowance account for mortgage loans on real estate is maintained at a level believed to be adequate by management and reflects management’s best estimate of probable credit losses, including losses incurred at the reporting date but not yet identified by specific loan. Management’s periodic evaluation of the adequacy of the allowance for losses is based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.

Interest ceases to be accrued for loans on which interest is more than 90 days past due and/or when the collection of interest is not considered probable. Loans in foreclosure are also placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in net investment income in the period received. Once a loan becomes current, it is placed back into accrual status.

Real estate investments are carried at cost less allowances for depreciation. Depreciation is provided over the estimated useful lives of the properties (7 to 50 years) using the straight-line method.

The real estate portfolio, including joint venture interests, review process is similar to the process for mortgage loans. If a possible impairment is indicated, the fair value of the property is estimated using a variety of techniques, including cash flow analysis, appraisals and comparisons to the values of similar properties. If the carrying value is greater than the estimated fair value, an impairment is recognized in the current period as a realized loss.

Cash, cash equivalents, and short-term investments consist primarily of demand deposits, money market, and other highly liquid debt investments whose maturities are less than one year from the date of purchase. Short-term investments are stated at amortized cost, which approximates fair value. As noted in Note 3 below, asset-backed securities and Schedule BA investments are excluded from this classification.

Other invested assets includes collateral loans, joint ventures, surplus notes, and residual tranches of securitizations. Collateral loans are stated at aggregate unpaid balances. Joint ventures are carried at their underlying audited GAAP Equity basis. Surplus notes are carried at amortized cost. Affiliated residual tranches of securitizations are reported at their underlying audited GAAP equity.

The other invested asset portfolio also consists of investments in mineral rights, notes, lines of credit, both affiliated and unaffiliated fixed income instruments, leases, tax credit investments, and investments with the characteristics of common stock.

Investments in non-insurance subsidiaries organized as limited liability companies are carried as an asset provided the entity’s U.S. GAAP equity is audited and are stated at U.S. GAAP equity. In the absence of an admissible audit, the entire investment is nonadmitted. The financial statements of equity method investees are usually not received in time for the Company to apply the equity method at each reporting period. Therefore, the equity pick-up on these investments has been recorded on a one to three-month lag.

The cost basis of limited partnerships and limited liability companies is adjusted for impairments in value deemed to be other-than-temporary, with the difference between cost and carrying value, which approximates fair value, recognized as a realized loss reported in net income. The new cost basis of an impaired limited partnership or limited liability company is not adjusted for subsequent increases in the underlying audited equity of the investee. Dividends and distributions from limited partnerships and limited liability companies, other than those deemed a return of capital, are recorded in net investment income. Undistributed earnings are included in unrealized gains and losses and are reflected in surplus, net of deferred taxes.

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 2 - Summary of Significant Accounting Policies (continued)

Revenues, Benefits, and Expenses

Minor ownership interest in partnerships are carried at proportional amortized cost in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 93, Investments in Tax Credits. Mineral rights are carried at cost. Other invested assets with the underlying characteristics of mortgage loans are valued the same as mortgage loans as noted above. Notes and lines of credit are reported at the net unpaid balance, net of any premiums, discounts and impairments. Residual interests are carried using the “cost recovery” method (in accordance with SSAP 21). The remainder of the Company’s other invested assets are carried at fair value.

Policy loans are stated at aggregate unpaid balances.

All derivative instruments are carried at fair value, net of collateral when right of offset exists. The Company limits credit risk exposure by purchasing from a number of different parties. Changes in the values of the options are recorded as changes in unrealized gains and losses.

Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Benefits and expenses are charged to current operations as incurred. Expenses incurred in connection with issuance of new business, including acquisition costs such as sales commissions, are charged to operations as incurred.

The Company has issued a number of single premium deferred annuities that credit a policy return based on the performance of underlying equity index; however, the policies’ earnings cannot be less than zero. The Company issues policies once a week and purchases over-the-counter call options at the time of issue, thereby closely matching the timing and other characteristics of the option assets to the index-related liabilities. All options purchased for this program are reported as derivatives in the Statutory Statement of Admitted Asset, Liabilities, and Capital and Surplus, net of collateral when right of offset exists. Changes in the values of the options are recorded as changes in unrealized gains and losses.

Policyholder Reserves

Policyholder reserves are calculated to provide for future contractual benefits using the net level premium and commissioners reserve valuation methods and assumed rates of interest, mortality, and morbidity consistent with statutory requirements. Such liabilities are necessarily based on assumptions and estimates and while management believes the amount is adequate, the ultimate liability may be in excess of or less than the amount provided. The methods for making such estimates and establishing the resulting liability is continually reviewed and any adjustments are reflected in the period determined. Refer to Note 13 - Life and Health Insurance Reserves for further discussion of reserves for life contracts and deposit-type contracts.

Federal Income Tax

The Company is taxed as a life insurance company. Statutory net income differs from taxable income due to unique provisions of the federal income tax laws for life insurance companies, and due to differences in the timing of income and expense recognition for financial statement reporting versus federal income tax return reporting purposes. Temporary differences primarily include such items as policyholder dividends, reserves for future policy benefits, policy acquisition costs, and accrual of discount on investments.

Deferred income tax assets and liabilities are recognized to reflect the future tax consequences attributable to differences between the financial statement amounts of assets and liabilities and their respective tax bases. Deferred taxes are measured using enacted tax rates expected to apply in the years in which those temporary differences are expected to be recovered or settled.

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 2 - Summary of Significant Accounting Policies (continued)

Federal Income Tax (continued)

Net deferred income tax assets and liabilities are classified as deferred federal income tax asset or liability in the accompanying statutory financial statements. Changes in deferred tax assets or liabilities are recognized as a separate component of gains and losses in surplus (change in net deferred income tax) except to the extent allocated to changes in unrealized gains or losses, changes in underfunded pension plan and changes in nonadmitted items.

For statutory financial statement purposes, the Company accounts for income taxes using the modified separate return method. Under this method, current and deferred tax expense or benefit is determined on a standalone basis; however the Company also considers taxable income or losses from other members of the consolidated tax return group when evaluating the realizability of its deferred income tax assets and determining the amount of its net admitted deferred income tax assets or liabilities.

SSAP No. 101, Income Taxes, requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance, if necessary, to reduce our deferred tax assets to an amount that is more likely than not to be realized.

The Company recognizes tax benefits on uncertain tax positions if it is more likely than not the position, based on its technical merits, will be sustained by taxing authorities. The Company recognizes the largest benefit that is greater than 50% likely of being ultimately realized upon settlement.

Real Estate

Fixed assets are recorded at cost less accumulated depreciation. Gain or loss is recognized on those assets sold or retired based on their net book value at the time of disposal. The Company depreciates fixed assets on the straight-line basis over their estimated useful lives, typically five to thirty years.

Note 3 - Accounting Changes and Correction of Errors

Accounting Pronouncements Adopted

On January 1, 2025, the Company adopted the revisions to SSAP No. 93, Investments in Tax Credit Structures, and SSAP No. 94, State and Federal Tax Credits.

The revisions to SSAP No. 93 expanded guidance to include all tax credit investments, regardless of structure or type of state or federal tax credit program. The standard provides new guidance on the accounting, recognition, and reporting of tax credit investment structures. This will result in expanded use of the proportional amortization method which amortizes the initial cost of the tax credit investment in proportion to the tax credits and other tax benefits allocated to the investor. The Company holds tax credit investments that will prospectively transition to the proportional amortization method as of the effective date, January 1, 2025. All tax credit investment structures which fall within the scope of this statement will be reported on Schedule BA.

Revisions to SSAP No. 94 expand and amend the guidance for all purchased and certain allocated state and federal tax credits. This includes clarification on the recognition, measurement, and reporting for state and federal tax credits within the scope of the statement.

The prospective adoption of the revisions to SSAP No. 93 and 94 did not have a transition impact on net income, surplus, total assets and total liabilities.

Effective January 1, 2025, the Company adopted the NAIC’s principle-based bond definition as required by SSAP No. 26, Bonds and SSAP No. 43, Asset-Backed Securities (formerly Loan-Backed and Structured Securities). The updated definition clarifies the characteristics of a bond for statutory accounting purposes and establishes principles-based criteria to determine whether a security qualifies as a bond.

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 3 - Accounting Changes and Correction of Errors (continued)

Accounting Pronouncements Adopted (continued)

Under the new definition, a bond is generally defined as a security that represents a creditor relationship, where the investor is entitled to receive a fixed schedule of one or more payments. A bond must have pre-determined principal and interest payments (whether fixed interest or variable interest) with contractual amounts that do not vary based on appreciation or depreciation of underlying collateral or other non-debt variables. Investments that possess equity-like characteristics were further analyzed based on various characteristics to rebut the presumption that they did not represent a creditor relationship. The principle-based approach emphasizes the assessment of the substance of the investment’s structure and the underlying cash flow characteristics, rather than legal form alone.

A key aspect of the new guidance is the requirement to classify bonds as either issuer credit obligations (“ICO”), which are now reported on Schedule D, Part 1, Section 1, or asset-backed securities (“ABS”), which are now reported on Schedule D, Part 1, Section 2. ICOs are obligations backed by the general creditworthiness of an operating entity, while ABS are bonds created for the primary purpose of raising debt capital where repayment is supported primarily by the cash flows from an underlying discrete pool of financial assets or cash generating non-financial assets. For ABS, the bonds were further evaluated to ensure they had substantive credit enhancement and, if the underlying collateral was cash-generating non-financial assets, that they met the meaningful cash flow criteria.

As a result of implementing the new bond definition, the Company conducted a comprehensive review of its investment portfolio. This review included an assessment of securities previously classified as bonds to determine whether they qualify under the revised definition and whether they are classified as an ICO or ABS. The review resulted in the reclassification of certain securities that no longer meet the definition of a bond effective January 1, 2025 and reported as non-bonds on Schedule BA. The Company also had certain hybrid investments that were reclassified to Schedule BA, Capital Notes.

The reclassifications resulted in the following financial impacts as of January 1, 2025 (in thousands):

Aggregate book adjusted carrying value for all securities reclassified off Schedule D-1	$131,256

Aggregate book adjusted carrying value after transition for all securities reclassified off Schedule D-1 that resulted with a change in measurement basis	—

Aggregate surplus impact for securities reclassified off Schedule D-1	—

During the year ended 2025, the Company identified approximately $47.0 million of securities that no longer met the definition of a bond, and these holdings were reclassified to Schedule BA.

Additionally, effective January 1, 2025, the Company adopted the revisions in Ref# 2023-17, which provide clarification for the classification of cash equivalents and short-term investments. The guidance in SSAP 2, Cash, Cash Equivalents, Drafts and Short-Term Investments notes the following investments can no longer be reported as a cash equivalent or short-term investment regardless of maturity date: asset-backed securities, all other invested assets (Schedule BA) including collateral loans and mortgage loans. The Company reclassified such investments to the applicable long-term investment schedules with a book adjusted carrying value of $100.0 million.

These updates did not result in a change in total invested assets but may impact the accounting treatment and related disclosures of affected securities going forward. The Company has updated its internal investment policies and procedures to reflect the principle-based criteria and continues to monitor guidance issued by the NAIC to ensure ongoing compliance.

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 3 - Accounting Changes and Correction of Errors (continued)

Accounting Pronouncements Adopted (continued)

During 2025, the Company elected to change its accounting policy for the presentation of receivables and payables resulting from affiliated reinsurance transactions to better reflect how reinsurance is settled. The Company will present the receivables and payables from these affiliated reinsurance transactions on a net basis on the balance sheets. Previously, these balances were reported gross. The following lines on the 2025 annual statement were impacted by this change:

•	Page 2 Line 16.1 - Amounts recoverable from reinsurers
•	Page 2 Line 16.3 - Other amounts receivable under reinsurance contracts
•	Page 3 Line 9.3 - Other amounts payable on reinsurance

There were no impacts to surplus or net income as a result of this change. Prior year amounts reported in these statements were not updated for this change.

Reconciliation to Annual Statement

The accompanying statutory financial statements differ from the 2025 NAIC Annual Statement of the Company. The following tables summarizes the differences (in thousands), all of which have no impact on net income, surplus or the net change in cash. See below.

Net Income

2025 Annual Statement	71,494

Premiums and considerations	310,349

Reserve adjustments on reinsurance ceded	(63,167)

Benefits to policyholders and beneficiaries: life and annuity	(247,182)

2025 Audited financial statements	71,494

Cash Flow

2025 Annual Statement	5,047,254

Premiums collected, net of reinsurance	310,349

Benefit and loss related payments	(310,349)

2025 Audited financial statements	5,047,254

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 4 - Investments

Bonds

The carrying value, gross unrealized gains and losses, and estimated fair value of investments in bonds were as follows (in thousands):

	$		$		$		$
	December 31, 2025
	Carrying Value		Gross Unrealized Gains		Gross Unrealized Losses		Estimated Fair Value

Asset-backed securities

Financial ABS - not self-liquidating - equity backed securities - unaffiliated		$1,803,932		$38,777		$(782)		$1,841,927

Financial ABS - self-liquidating - non-agency - CLOs/CBOs/CDOs - affiliated		1,008,293		420		(1,555)		1,007,158

Financial ABS - not self-liquidating - equity backed securities - affiliated		295,499		—		(2)		295,497

Non-financial ABS - full analysis - other non-financial ABS - unaffiliated		223,857		5,745		(13,098)		216,504

Non-financial ABS - full analysis - lease-backed securities - unaffiliated		216,289		1,005		(8,115)		209,179

Financial ABS - self-liquidating - non-agency CMBS - unaffiliated		165,773		2,545		—		168,318

Financial ABS - self-liquidating - non-agency - CLOs/CBOs/CDOs - unaffiliated		152,470		883		—		153,353

Non-financial ABS - practical expedient - other non-financial ABS - unaffiliated		47,374		2,536		(1,592)		48,318

Financial ABS - not self-liquidating - other financial ABS - unaffiliated		45,431		—		—		45,431

Financial ABS - self-liquidating - non-agency CMBS - affiliated		45,300		5,113		—		50,413

Financial ABS - self-liquidating - agency RMBS - guaranteed exempt from RBC		10,923		—		(1,129)		9,794

Financial ABS - self-liquidating - agency RMBS - not/partially guaranteed not exempt from RBC		4,158		2		(797)		3,363

Financial ABS - self-liquidating - other financial ABS - unaffiliated		2,962		—		(505)		2,457

Non-financial ABS - practical expedient - lease-backed securities - unaffiliated		2,530		—		(89)		2,441

Financial ABS - self-liquidating - non-agency RMBS - unaffiliated		1,048		115		(61)		1,102

Financial ABS - self-liquidating - agency CMBS - guaranteed exempt from RBC		394		—		(40)		354

Total asset-backed securities		4,026,233		57,141		(27,765)		4,055,609

Issuer credit obligations

Corporate bonds - unaffiliated		10,366,920		91,009		(190,292)		10,267,637

Corporate bonds - affiliated		1,300,193		—		(193)		1,300,000

Single entity backed obligations - unaffiliated		630,155		4,575		(7,562)		627,168

Bonds issued by funds representing operating entities - unaffiliated		302,767		2,365		(2,060)		303,072

Municipal bonds - special revenue		133,096		450		(14,561)		118,985

Bank loans - issued - unaffiliated		103,115		1,224		(1,444)		102,895

Non-U.S. sovereign jurisdiction securities		51,695		151		(851)		50,995

U.S. government obligations exempt from RBC		37,404		63		(133)		37,334

Municipal bonds - general obligations direct and guaranteed		27,838		42		(1,351)		26,529

Mortgage loans that qualify as SVO-identified credit tenant loans - unaffiliated		17,501		—		(636)		16,865

Other U.S. government obligations not exempt from RBC		2,900		102		—		3,002

Total issuer credit obligations		12,973,584		99,981		(219,083)		12,854,482

Total bonds		$16,999,817		$157,122		$(246,848)		$16,910,091

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 4 - Investments (continued)

Bonds (continued)

	$		$		$		$
	December 31, 2024
	Carrying Value		Gross Unrealized Gains		Gross Unrealized Losses		Estimated Fair Value

Industrial and miscellaneous		$8,076,439		$35,485		$(336,263)		$7,775,661

Parents, subsidiaries and affiliates		3,844,282		43,819		(37,853)		3,850,248

U.S. special revenue		110,846		420		(13,682)		97,584

U.S. government		58,136		100		(3,406)		54,830

States and political subdivisions		24,962		—		(3,773)		21,189

States, territories, and possessions		16,980		—		(1,220)		15,760

All other governments		5,136		—		(598)		4,538

Total bonds		$12,136,781		$79,824		$(396,795)		$11,819,810

The Company had 5 bonds with a NAIC rating of 6 carried at the lower of amortized cost or fair value as of December 31, 2025 and 5 bonds with a NAIC rating of 6 carried at the lower of amortized cost or fair value as of December 31, 2024. The carrying value and estimated fair value of the bonds were $3.0 million and $3.1 million as of December 31, 2025. The carrying value and estimated fair value of the bonds were $4.7 million and $4.7 million as of December 31, 2024.

The carrying value and estimated fair value of bonds by contractual maturity are shown below (in thousands):

	$		$
	December 31, 2025
	Carrying Value		Estimated Fair Value

Due in one year or less		$686,090		$680,917

Due after one year through five years		7,685,661		7,733,115

Due after five years through ten years		5,918,666		5,930,766

Due after ten years through twenty years		1,354,824		1,295,288

Due after twenty years		1,354,576		1,270,005

Total		$16,999,817		$16,910,091

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

In addition to the information disclosed above, short-term investments with a carrying value of $25.2 million and $559.6 million at December 31, 2025 and 2024 and cash equivalents with a carrying value of $3.4 billion and $1.4 billion at December 31, 2025 and 2024, respectively, are due in one year or less.

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 4 - Investments (continued)

Insurer Self-Certified Securities

The following represents securities for which the Company does not have all the information required for the NAIC to provide an NAIC designation, but for which the Company is receiving timely payments of principal and interest. These securities are referred to as “5GI Securities” (in thousands, except for number of securities):

	$		$		$		$		$		$
	December 31,
	2025						2024
	Number of 5GI Securities		Carrying Value		Estimated Fair Value		Number of 5GI Securities		Carrying Value		Estimated Fair Value

Investments

Issuer credit obligations		21		$16,802		$15,831		31		$31,071		$29,144

Preferred Stock		11		3,987		3,987		11		3,637		3,637

Investment Income

An analysis of investment income, by major classification, is as follows (in thousands):

	$		$		$
	December 31,
	2025		2024		2023

Gross investment income

Bonds		$764,489		$739,808		$518,259

Preferred stocks		11,969		5,820		7,615

Common stocks		69,804		2,982		4,437

Mortgage loans		284,801		282,453		259,344

Real estate		49,518		71,318		68,978

Cash and short-term investments		142,215		157,075		164,716

Policy loans		17,616		17,293		14,346

Derivative instruments		4,981		8,124		7,250

Other invested assets		192,859		179,480		52,900

Total gross investment income		1,538,252		1,464,353		1,097,845

Less investment expenses		113,074		138,070		122,260

Net investment income		$1,425,178		$1,326,283		$975,585

Gains and losses, including other-than-temporary-impairments

Gross, nonadmitted and admitted interest income due and accrued as of December 31, 2025 and 2024 was as follows (in thousands):

	$		$
	December 31,
	2025		2024

Interest income due and accrued

Gross		$283,778		$262,756

Nonadmitted		—		—

Admitted		$283,778		$262,756

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 4 - Investments (continued)

Gains and losses, including other-than-temporary-impairments (continued)

An analysis of net realized gains and losses on investments by type is as follows (in thousands):

	$		$		$
	December 31,
	2025		2024		2023

Realized gains (losses)

Bonds		$9,739		$(566,757)		$(45,186)

Common stocks		13,891		14,220		5,780

Preferred stocks		984		(50)		—

Mortgage loans		(23,452)		(5,768)		(14,838)

Real estate		23,792		3,196		(8,206)

Cash and short-term investments		1,155		(4,578)		10,995

Policy loans		—		(4)		(7)

Derivative instruments		90,711		125,934		24,070

Other invested assets		105,738		34,029		25,465

Total realized gains (losses) before federal income taxes and IMR transfers		222,558		(399,778)		(1,927)

Federal income tax expense (benefit)		46,737		(93,220)		(9,612)

Less IMR transfers		17,569		(446,830)		(34,815)

Net realized gains (losses)		$158,252		$140,272		$42,500

Proceeds from sales of investments in bonds during 2025, 2024 and 2023 were $0.9 billion, $3.0 billion, and $1.2 billion, respectively. Gross gains of $22.7 million, $3.0 million, and $1.9 million were realized on the sales of investments in bonds prior to transfer to the IMR in 2025, 2024 and 2023, respectively. Gross losses of $9.4 million, $558.0 million, and $58.0 million were recognized on the sales of investments in bonds prior to transfer to the IMR in 2025, 2024 and 2023, respectively.

The Company recognized $3.6 million, $10.8 million, and $1.8 million in other-than-temporary impairments in bonds in 2025, 2024 and 2023, respectively. Also, total preferred and common stocks change in unrealized gain/(loss) were $(4.1) million, $(5.6) million, and $54.8 million in 2025, 2024 and 2023, respectively. The Company recognized $0, $76.0 thousand, and $0 in other-than-temporary impairments in preferred stocks in 2025, 2024 and 2023, respectively.

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 4 - Investments (continued)

Gains and losses, including other-than-temporary-impairments (continued)

An analysis of gross unrealized losses and related fair value for investment securities by length of time in an unrealized loss position is as follows (in thousands):

	$	$	$	$	$	$
	December 31, 2025
	Less than 12 months		12 months or more		Total
	Unrealized	Estimated	Unrealized	Estimated	Unrealized	Estimated
	Losses	Fair Value	Losses	Fair Value	Losses	Fair Value

Debt securities

Asset-backed securities

Financial ABS	$(1,672)	$207,541	$(3,623)	$71,227	$(5,295)	$278,768

Non-financial ABS	(250)	14,651	(22,644)	254,366	(22,894)	269,017

Total asset-backed securities	(1,922)	222,192	(26,267)	325,593	(28,189)	547,785

Issuer credit obligations

Corporate bonds	(8,566)	1,423,648	(181,891)	2,785,248	(190,457)	4,208,896

Single entity backed obligations - unaffiliated	(1,954)	103,310	(5,608)	205,093	(7,562)	308,403

Municipal bonds	(193)	6,899	(19,224)	99,166	(19,417)	106,065

Bonds issued by funds representing operating entities	(28)	18,336	(2,033)	79,206	(2,061)	97,542

Bank loans	(4,305)	22,551	(428)	35,036	(4,733)	57,587

Non-US sovereign jurisdiction	—	339	(851)	35,526	(851)	35,865

U.S. gov obligations (exempt from RBC)	(1)	806	(133)	30,568	(134)	31,374

Mortgage loans that qualify as SVO Identified CTL	—	—	(636)	16,865	(636)	16,865

Total issuer credit obligations	(15,047)	1,575,889	(210,804)	3,286,708	(225,851)	4,862,597

Total debt securities	(16,969)	1,798,081	(237,071)	3,612,301	(254,040)	5,410,382

Equity securities

Preferred stock	(1,744)	731	(10,783)	44,130	(12,527)	44,861

Common stock	(157)	60	—	—	(157)	60

Total equity securities	(1,901)	791	(10,783)	44,130	(12,684)	44,921

Total debt and equity securities	$(18,870)	$1,798,872	$(247,854)	$3,656,431	$(266,724)	$5,455,303

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 4 - Investments (continued)

Gains and losses, including other-than-temporary-impairments (continued)

	$	$	$	$	$	$
	December 31, 2024
	Less than 12 months		12 months or more		Total
	Unrealized	Estimated	Unrealized	Estimated	Unrealized	Estimated
	Losses	Fair Value	Losses	Fair Value	Losses	Fair Value

Debt securities

Industrial and miscellaneous	$(111,187)	$2,058,883	$(206,840)	$2,136,001	$(318,027)	$4,194,884

Parent, subsidiaries and affiliates	(18,908)	406,057	(16,694)	319,392	(35,602)	725,449

U.S. special revenue	(13,280)	70,109	(379)	2,467	(13,659)	72,576

U.S. government	(297)	10,011	(828)	28,496	(1,125)	38,507

States and political subdivision	(3,773)	21,189	—	—	(3,773)	21,189

States, territories, and possessions	(1,220)	15,760	—	—	(1,220)	15,760

All other governments	(598)	4,538	—	—	(598)	4,538

Total debt securities	(149,263)	2,586,547	(224,741)	2,486,356	(374,004)	5,072,903

Equity securities

Preferred stock	—	100	(2,886)	27,000	(2,886)	27,100

Total marketable equity securities	—	100	(2,886)	27,000	(2,886)	27,100

Total debt and equity securities	$(149,263)	$2,586,647	$(227,627)	$2,513,356	$(376,890)	$5,100,003

The investment securities above were not deemed other-than-temporarily impaired, based on management’s analysis; however, it is possible that management’s analysis in the future may lead to different conclusions.

The gross unrealized investment losses and related estimated fair value for asset-backed and structured securities were as follows (in thousands):

	$	$	$	$	$	$
	December 31, 2024
	Less than 12 months		12 months or more		Total
	Unrealized	Estimated	Unrealized	Estimated	Unrealized	Estimated
	Losses	Fair Value	Losses	Fair Value	Losses	Fair Value

Loan-backed securities

Residential mortgage backed securities	$(4,610)	$146,612	$(999)	$48,248	$(5,609)	$194,860

Other asset-backed and structured securities	(5,202)	54,207	(9,728)	104,789	(14,930)	158,996

Other asset-backed and structured securities—parent, subsidiaries and affiliates	(1,026)	52,767	(1,226)	49,657	(2,252)	102,424

Total	$(10,838)	$253,586	$(11,953)	$202,694	$(22,791)	$456,280

For asset-backed securities, prepayment assumptions for mortgage-backed/asset-backed securities were obtained from independent third party pricing services or internal estimates. At December 31, 2025 and 2024, the Company had no securities within the scope of SSAP 43, Asset-Backed Securities (formerly Loan-Backed and Structured Securities), with a recognized other-than-temporary impairment due to the intent to sell or an inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 4 - Investments (continued)

Derivative Instruments

The Company uses call options to pay the benefit provided for in the Company’s indexed annuity insurance products. The financial characteristics of the call options purchased by the Company generally provide for the Company to be paid the one-year appreciation of various published indices. The term of the call options is generally one year. The Company pays cash to the counterparty based upon an agreed to price at the outset of the contract. The counterparty usually pays a single payment at each due date. The Company is exposed to risk of loss in the event of nonperformance by the counterparties and, accordingly, the Company purchases its option contracts from multiple counterparties and evaluates the creditworthiness of all counterparties prior to purchase of the contracts. All options have been purchased from nationally recognized investment banking institutions. Options are recorded at fair value with the corresponding changes in fair value recorded as unrealized capital gain (loss).

Foreign exchange forwards are over-the-counter contractual agreements in which we agree with a counterparty to deliver or receive a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. We use foreign exchange forwards to hedge the currency risk associated with investments denominated in foreign currencies. Foreign exchange forwards are recorded at fair value with the corresponding changes in fair value recorded as unrealized foreign exchange capital gain (loss).

The Company uses interest rate swaps to reduce market risk from changes in fair value due to changes in interest rates. Our interest rate swaps allow us to pay a fixed rate and receive a variable rate at specified intervals based on a notional amount. Interest rate swaps are used to manage interest rate risk and, to the extent they qualify, are treated as a fair value hedge. In accordance with SSAP No. 86-Derivatives, derivatives that are designated in a hedge accounting relationship are recorded in a manner consistent with the hedged asset or liability. The interest rate swaps are designated to hedge fixed-rate liabilities. The hedge is designed to provide variability of cash flows attributable to changes in interest rates. The Company also uses interest rate swaps to reduce market risk from changes in cash flows due to change in benchmark interest rates. Our interest rate swaps allow us to pay a variable rate and receive a fixed rate at specified intervals based on a swap notional amount. These interest rate swaps, classified as cash flow hedges, are used to ensure consistency of cash flows received on variable rate hedged items. All income statement activity for the interest rate hedges will be reported on the same lines as their corresponding hedged item to ensure offsetting. Interest rate swaps that are designated in a hedge accounting relationship are recorded in a manner consistent with the hedged liabilities. The amortized cost of the interest rates swaps is zero.

The Company has one total return swap with American National Insurance Holdings, Inc., an affiliate. A total return swap is a swap whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a floating rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The total return swap is recorded at fair value with the corresponding changes in fair value recorded as unrealized capital gain (loss).

The Company reported derivatives at estimated fair value of $212.0 million and $253.5 million as of December 31, 2025 and 2024 respectively. The collateral held on the derivatives was $203.5 million and $247.0 million as of December 31, 2025 and 2024 respectively.

Mortgage Loans

A financing receivable is a contractual right to receive money on demand or on fixed or determinable dates that is recognized as an asset in a company’s statement of financial position. The Company’s mortgage loans on real estate are the only financing receivables reported by the Company.

The maximum and minimum lending rates for new commercial mortgage loans during 2025 were 8.5% and 6.0%. The maximum percentage of any one loan to the value of the security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 86.8%. The Company carries an allowance for credit losses of $14.2 million as of December 31, 2025. The Company recognizes interest income on its impaired loans upon receipt. The Company had no taxes, assessments and any amount advanced and not included in the mortgage loan to report in 2025 and 2024.

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 4 - Investments (continued)

Mortgage Loans (continued)

There was no mortgage loan interest excluded from surplus as of December 31, 2025 or 2024.

The amount of mortgage loans placed on non-accrual status is shown in the table below, net of allowances (in thousands):

	$		$
	December 31,
	2025		2024

Commercial and residential mortgages

Office		$36,988		$8,859

Other		50,720		61,897

Total		$87,708		$70,756

Allowances for credit losses were as follows (in thousands):

	$		$
	December 31,
	2025		2024

Balance at the beginning of period		$38,400		$11,993

Additions charged to operations		17,000		42,400

Direct write-down charged against the allowance		(41,200)		(15,993)

Balance at the end of period		$14,200		$38,400

The age analysis of past due mortgage loans is shown in the table below (in thousands):

	$	$	$	$	$		$
	December 31, 2025
			Greater Than				Total
	30-59 Days	60-89 Days	90 Days Past	Total Past			Mortgage
	Past Due	Past Due	Due	Due	Current		Loans

Mortgage loans on real estate

Apartments	$50,000	$—	$—	$50,000		$1,113,337	$1,163,337

Office	48,797	30,806	45,988	125,591		703,711	829,302

Industrial	—	—	—	—		833,959	833,959

Retail	—	—	7,643	7,643		689,755	697,398

Hotel	44,030	—	—	44,030		567,244	611,274

Other	—	—	43,077	43,077		390,339	433,416

Residential	—	—	—	—		265,237	265,237

Total	$142,827	$30,806	$96,708	$270,341		$4,563,582	$4,833,923

Valuation allowance							(14,200)

Mortgage loans on real estate, net of allowance							$4,819,723

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 4 - Investments (continued)

Mortgage Loans (continued)

	$	$	$	$	$		$
	December 31, 2024
			Greater Than				Total
	30-59 Days	60-89 Days	90 Days Past	Total Past			Mortgage
	Past Due	Past Due	Due	Due	Current		Loans

Mortgage loans on real estate

Apartments	$214	$50,000	$—	$50,214		$1,091,247	$1,141,461

Office	14,264	—	19,832	34,096		907,281	941,377

Industrial	17,153	—	35,477	52,630		874,020	926,650

Retail	—	—	—	—		758,400	758,400

Hotel	—	—	26,920	26,920		705,232	732,152

Other	—	—	—	—		550,639	550,639

Residential	—	—	—	—		114,655	114,655

Total	$31,631	$50,000	$82,229	$163,860		$5,001,474	$5,165,334

Valuation allowance							(38,400)

Mortgage loans on real estate, net of allowance							$5,126,934

The credit quality of the mortgage loan portfolio is assessed monthly to determine the credit risk of each borrower. A loan is classified as performing or non-performing based on whether all of the contractual terms of the loan have been met.

Real Estate

The cost and accumulated depreciation on real estate investments and properties occupied by the Company were as follows (in thousands):

	$	$	$
	December 31,
Real estate investments	2025	2024	2023

Cost	$311,677	$314,288	$529,178

Accumulated depreciation	(116,866)	(139,876)	(216,512)

Net admitted asset	$194,811	$174,412	$312,666

Depreciation expense	$6,892	$11,488	$15,747

	December 31,
Properties occupied by the Company	2025	2024	2023

Cost	$113,614	$104,428	$102,753

Accumulated depreciation	(49,390)	(45,056)	(40,162)

Net admitted asset	$64,224	$59,372	$62,591

Depreciation expense	$5,182	$4,098	$3,609

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 4 - Investments (continued)

Joint Ventures, Partnerships, and Limited Liability Companies

On January 1, 2023, the Company’s wholly owned subsidiary ANH Investments, LLC (“ANH”) distributed the stock of American National Insurance Holdings, Inc. (“ANIH”) to the Company, and the Company distributed such stock to ANGI. Such transactions were pursuant to approvals from the domiciliary state insurance regulators of the Company and the subsidiary insurance companies owned by ANIH as of December 31, 2022. In addition, on January 1, 2023, the Company distributed its entire interest in its wholly owned subsidiary, ANTAC, LLC to ANGI.

The investments in the tax credit structures are not currently subject to regulatory reviews. The investments in the tax credit structures do not exceed 10% of total admitted assets. The Company did not recognize any impairments in tax credit structures investments during the year ended December 31, 2025. The Company recognized an impairment of $38.7 million for one tax credit structures investment during the year ended December 31, 2024. The Company did not recognize any impairments in tax credit structures investments during the the year ended December 31, 2023.

Other

The Company reduces its concentration of credit risk by maintaining a diverse investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry, group, economic characteristic, investment quality, or individual investment.

The Company reported $18.1 million and $13.4 million, or 0.1% and 0.1% of total assets, pledged as collateral on reinsurance agreements at December 31, 2025 and 2024 respectively.

The Company reported $32.9 million and $32.3 million, or 0.1% and 0.1% of total assets on deposits with state regulating authorities as of December 31, 2025 and 2024, respectively.

The Company reported $392.0 million and $209.4 million fair value of securities acquired under secured borrowing at December 31, 2025 and 2024 respectively.

Note 5 - Federal Income Taxes

The components of the net deferred tax asset (liability) were as follows (in thousands):

	$		$		$		$		$		$		$		$		$
	December 31,

	2025						2024						Change

	Ordinary		Capital		Total		Ordinary		Capital		Total		Ordinary		Capital		Total

Gross deferred tax assets		$550,251		$8,511		$558,762		$504,875		$18,557		$523,432		$45,376		$(10,046)		$35,330

Statutory valuation allowance adjustments		(19,805)		—		(19,805)		—		—		—		(19,805)		—		(19,805)

Adjusted gross deferred tax assets		530,446		8,511		538,957		504,875		18,557		523,432		25,571		(10,046)		15,525

Deferred tax assets nonadmitted		(107,995)		—		(107,995)		(112,804)		—		(112,804)		4,809		—		4,809

Subtotal net admitted deferred tax assets		422,451		8,511		430,962		392,071		18,557		410,628		30,380		(10,046)		20,334

Deferred tax liabilities		(86,150)		(15,900)		(102,050)		(103,598)		(14,717)		(118,315)		17,448		(1,183)		16,265

Net admitted deferred tax assets		$336,301		$(7,389)		$328,912		$288,473		$3,840		$292,313		$47,828		$(11,229)		$36,599

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 5 - Federal Income Taxes (continued)

The deferred tax assets admitted as a result of the application of SSAP 101 were as follows (in thousands):

	$		$		$		$		$		$		$		$		$
	December 31,

	2025						2024						Change

	Ordinary		Capital		Total		Ordinary		Capital		Total		Ordinary		Capital		Total

Admission Calculation Components of SSAP No. 101

Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets in the preceding line) after application of the threshold limitation. (The lesser of item 1 and 2 below.)		$323,718		$5,194		$328,912		$281,950		$10,363		$292,313		$41,768		$(5,169)		$36,599

1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date		385,070		267		385,337		366,309		2,506		368,815		18,761		(2,239)		16,522

2. Adjusted gross deferred tax assets allowed per limitation threshold		XXX		XXX		328,912		XXX		XXX		292,313		XXX		XXX		36,599

Adjusted gross deferred tax assets (excluding the amount of deferred tax assets in the preceding lines) offset by gross deferred tax liabilities		98,733		3,317		102,050		103,598		14,717		118,315		(4,865)		(11,400)		(16,265)

Deferred tax assets admitted as a result of the application of SSAP No. 101		$422,451		$8,511		$430,962		$385,548		$25,080		$410,628		$36,903		$(16,569)		$20,334

The Company’s risk-based capital level were as follows:

	$		$
	December 31,

	2025		2024

Ratio percentage used to determine recovery period and threshold limitation amounts		760.2%		746.3%

Amount of adjusted capital used to determine recovery period and threshold limitation (in thousands)		$2,192,744		$1,948,752

Tax planning strategies had the following impact on the Company’s net admitted deferred tax assets (in thousands):

	$		$		$
	December 31, 2025
	Ordinary		Capital		Total

Determination of adjusted gross deferred tax assets, and net admitted deferred tax assets, by tax character as a percentage.

Adjusted gross DTAs amount		$530,446		$8,511		$538,957

Percentage of adjusted gross DTAs by tax character attributable to tax planning strategies		—%		—%		—%

Net admitted adjusted gross DTAs		$422,451		$8,511		$430,962

Percentage of net admitted adjusted gross DTAs by tax character attributable to tax planning strategies		12.6%		—%		12.6%

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 5 - Federal Income Taxes (continued)

Current income taxes incurred consist of the following major components were as follows (in thousands):

	$	$	$
	December 31,
	2025	2024	Change

Federal tax benefit (expense) on current year operations	$21,899	$291,621	$(269,722)

Foreign tax	2,827	25,795	(22,968)

Current year tax benefit (expense) on operations	24,726	317,416	(292,690)

Tax benefit on realized capital gains (losses)	46,737	(93,220)	139,957

Current income tax benefit (expense) incurred	$71,463	$224,196	$(152,733)

	December 31,
	2024	2023	Change

Federal tax benefit (expense) on current year operations	$291,621	$44,308	$247,313

Foreign tax	25,795	7,291	18,504

Current year tax benefit (expense) on operations	317,416	51,599	265,817

Tax benefit (expense) on realized capital gains (losses)	(93,220)	(9,612)	(83,608)

Current income tax benefit (expense) incurred	$224,196	$41,987	$182,209

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 5 - Federal Income Taxes (continued)

Deferred income tax assets and liabilities consist of the following major components as follows (in thousands):

	$		$		$
	December 31,
	2025		2024		Change

Deferred tax assets

Ordinary

Policyholder reserves		$359,336		$280,206		$79,130

Investments		4,927		26,120		(21,193)

Deferred acquisition costs		109,821		96,439		13,382

Policyholder dividends accrual		566		541		25

Deferred compensation		7,390		6,583		807

Nonadmitted assets		25,671		79,673		(54,002)

Tax credit carry-forward		42,390		15,130		27,260

Other		150		183		(33)

Total gross deferred tax assets		550,251		504,875		45,376

Valuation allowance		(19,805)		—		(19,805)

Nonadmitted deferred tax assets		(107,995)		(112,804)		4,809

Admitted ordinary deferred tax assets		422,451		392,071		30,380

Capital

Investments		8,511		18,557		(10,046)

Admitted capital deferred tax assets		8,511		18,557		(10,046)

Admitted deferred tax assets		430,962		410,628		20,334

Deferred tax liabilities

Ordinary

Investments		(25,490)		(16,377)		(9,113)

Fixed assets		(7,041)		(6,730)		(311)

Deferred and uncollected premium		(10,754)		(12,433)		1,679

Policyholder reserves		(128)		—		(128)

Other		(42,737)		(68,058)		25,321

Total ordinary deferred tax liabilities		(86,150)		(103,598)		17,448

Capital

Invested assets		(15,900)		(14,717)		(1,183)

Total capital deferred tax liabilities		(15,900)		(14,717)		(1,183)

Deferred tax liabilities		(102,050)		(118,315)		16,265

Net admitted deferred tax assets		$328,912		$292,313		$36,599

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 5 - Federal Income Taxes (continued)

The change in net deferred income taxes reported in surplus is comprised of the following components as follows (in thousands):

	$	$	$
	December 31,
	2025	2024	Change

Total adjusted deferred tax assets	$538,957	$523,432	$15,525

Total deferred tax liabilities	(102,050)	(118,315)	16,265

Net deferred tax asset	$436,907	$405,117	$31,790

Tax effect on change in unaffiliated unrealized gains (losses)			12,481

Tax effect on nonadmitted assets			79,673

Tax effect on change in statutory pension obligation			(18,948)

Change in deferred income tax in surplus			$104,996

	December 31,
	2024	2023	Change

Total adjusted deferred tax assets	$523,432	$477,656	$45,776

Total deferred tax liabilities	(118,315)	(128,407)	10,092

Net deferred tax asset	$405,117	$349,249	$55,868

Tax effect on change in unaffiliated unrealized gains (losses)			170

Tax effect on nonadmitted assets			(9,234)

Tax effect on change in statutory pension obligation			6,596

Change in deferred income tax in surplus			$53,400

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 5 - Federal Income Taxes (continued)

The Company’s income tax incurred differs from the amount obtained by applying the federal statutory rate of 21.0% to income before income taxes. The significant items causing the difference were as follows (in thousands):

	$		$	$		$	$		$
	December 31,

			Effective Tax			Effective Tax			Effective Tax
	2025		Rate	2024		Rate	2023		Rate

Gain (loss) from operations		$(62,031)			$(66,304)			$(352,742)

Capital gains (losses)		222,559			(399,778)			(1,927)

Reported income (loss)		160,528			(466,082)			(354,669)

Federal statutory rate		21.0%			21.0%			21.0%

Expected income tax benefit (expense) at statutory rate		33,711	21.0%		(97,877)	21.0%		(74,480)	21.0%

Increase (decrease) in tax resulting from

Non-deductible expenses		5	—%		130	—%		168	—

Tax exempt interest		(578)	(0.4)%		(334)	0.1%		(370)	0.1%

Dividends received deduction		(1,060)	(0.7)%		(554)	0.1%		(889)	0.3%

Affiliated dividends		(10,591)	(6.6)%		—	—%		—	—%

Valuation allowance		19,806	12.3%		—	—%		—	—%

Reinsurance transactions		(62,592)	(39.0)%		206,864	(44.4)%		(660)	0.2%

Receivables nonadmitted		(25,671)	(16.0)%		—	—%		—	—

Interest maintenance reserve		608	0.4%		109,393	(23.5)%		1,856	(0.5)%

Tax credits		2,690	1.7%		(28,074)	6.0%		(4,968)	1.4%

Excise tax		9,471	5.9%		—	—%		—	—%

Other		668	0.4%		(18,752)	4.1%		10,812	(3.1)%

Total income tax reported		$(33,533)	(21.0)%		$170,796	(36.6)%		$(68,531)	19.3%

Current income tax incurred		$71,463	44.5%		$224,196	(48.1)%		$41,987	(11.8)%

Change in deferred income tax		(104,996)	(65.4)%		(53,400)	11.5%		(110,518)	31.1%

Total income tax		$(33,533)	(20.9)%		$170,796	(36.6)%		$(68,531)	19.3%

The Company is included in the consolidated federal income tax return of its parent, BWS US Holdings, LLC. In accordance with the Company’s tax sharing agreement, if the Company has taxable income, it pays its share of the consolidated federal income tax liability to its parent. However, if the Company incurs a tax loss, the tax benefit is recovered by decreasing subsequent year’s federal income tax payments to its parent.

As of December 31, 2025 , the Company had $19.8 million of foreign tax credit carryforwards, which if not utilized, will expire in 2034 and $22.6 million of general busines tax credit carryforwards, which is not utilized will expire in 2044.

As of December 31, 2025 and 2024, the Company reported a valuation allowance of $19.8 million against its foreign tax credit carryforwards as, based on our evalution, we determined that it is not more likely than not these credits will be realized within the applicable carryforward period.

As of December 31, 2025, the Company had no unrecognized deferred tax liabilities.

As of December 31, 2025, the Company had no federal income taxes available for recoupment.

As of December 31, 2025, the Company had no deposits under Code Section 6603 to stop the running of interest on potential underpayments.

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 5 - Federal Income Taxes (continued)

The Company’s federal income tax return is consolidated with the following entities:

Life Companies	Non Life Companies	Non Life Companies (continued)

American National Insurance Company	American National Administrators, Inc.	North Wolf Bay Holding, LLC

American National Life Insurance Company of Texas	ANICO Financial Services, Inc.	Argo Group US, Inc.

American National Life Insurance Company of New York	Standard Plus, Inc.	Clearbook Group Services, Inc.

Garden State Life Insurance Company	ANPAC Lloyds Insurance Management, Inc.	Trident Insurance Services, LLC

AEL Re Vermont III, Inc.	Freestone Re Ltd	Argonaut Great Central Insurance Company

American National Property And Casualty Company	American National Group Services, LLC	Argonaut Insurance Company

American National General Insurance Company	BNRE Triangle Acquisition Inc.	Argonaut-Midwest Insurance Company

Farm Family Casualty Insurance Company	Clearbrook Group Holdings, Inc.	ARIS Title Insurance Corporation

United Farm Family Insurance Company	Argo Re Ltd.	Colony Insurance Company

American National Group, Inc.	BWS Financing I LLC	Colony Specialty Insurance Company

BWS US Holdings LLC	Alteris Insurance Services, Inc.	Peleus Insurance Company

American National Insurance Service Company	American National Insurance Holdings, Inc.	Rockwood Casualty Insurance Company

Alternative Benefit Management, Inc.	American Equity Investment Properties, LLC	Somerset Casualty Insurance Company

BGL PT Land, LLC	NC Securities Holding Company, LLC	AEL Re Bermuda

ANG TopCo I LLC	American National Assignment Company LLC

For purposes of calculating the earnings and profits of each of the members, the consolidated federal income tax liability of the affiliated group was apportioned among all the members in accordance with the method set forth in Code Section 1552 and Treasury Regulation Section 1.1552-1(a) and Treasury Regulations Section 1.1502-33(d)(2), the “wait and see” method, in accordance with a federal income tax sharing agreement.

The Company’s federal income tax returns for years 2022 to 2024 subject to examination by the Internal Revenue Service.

The Inflation Reduction Act, enacted on August 16, 2022, introduced a Corporate Alternative Minimum Tax (“CAMT”) beginning after 2022. As of December 31, 2025 the Company is not an applicable reporting entity and the accompanying statutory financial statements do not reflect an impact from the CAMT.

Note 6 - Transactions with Affiliates

Investments in Subsidiaries, Controlled and Affiliated Entities

The Company holds interests in subsidiaries, controlled and affiliated (“SCA”) entities which are reported as “Common stock” or “Other invested assets” on the Statement of Admitted Assets, Liabilities and Capital and Surplus. The Company directly owns several non-insurance companies, affiliated common stock and affiliated residual equity interests in securitizations.

Per SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, paragraph 35, all SCA investments within the scope of this statement (except paragraph 8.b.i entities) shall include disclosure of the SCA balance sheet value (admitted and nonadmitted) as well as information received from the NAIC in response to the SCA filing (e.g., date and type of filing, NAIC valuation amount, whether resubmission of filing is required). This disclosure shall include an aggregate total of all SCAs (except paragraph 8.b.i. entities) with detail of the aggregate gross value under this statement with the admitted and nonadmitted amounts reflected on the balance sheet. (As noted in paragraph 4, joint ventures, partnerships and limited liability companies are accounted for under the guidance in SSAP No. 48. As such, those entities are not subject to the disclosures in this statement, unless specifically directed by SSAP No. 48.)

As of December 31, 2025, no investment in a SCA entity exceeded 10% of the Company’s admitted assets, and the Company does not have any material investments in foreign insurance subsidiaries. The Company did not have any significant investments in non-insurance SCA entities reported as common stocks as of December 31, 2025.

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 6 - Transactions with Affiliates (continued)

Investments in Subsidiaries, Controlled and Affiliated Entities (continued)

The Company’s investments in subsidiary, controlled and affiliated entities were as follows (in thousands):

	$	$	$	$
	December 31, 2025
	Percentage of
	SCA	Gross	Admitted	Nonadmitted
SCA Entity	Ownership	Amount	Amount	Amount

SSAP No. 97 8b(iii) entities

One Liberty Plaza Property Holdings Limited	9.3%	$11,509	$11,509	$—

2 MW Property Holdings Ltd	16.2	37,764	37,764	—

Jordan Creek Property Holdings Ltd	15.9	19,409	19,409	—

200 Vesey Holdings Ltd	9.4	16,878	16,878	—

Willowbrook Property Holdings Ltd	16.6	22,177	22,177	—

Tysons Galleria Property Holdings Ltd	15.8	17,876	17,876	—

Woodlands Mall Property Holdings Ltd	15.9	21,129	21,129	—

5 MW Property Holdings Ltd	16.2	36,471	36,471	—

Bay Adelaide North Property Holdings Inc.	17.4	95,297	95,297	—

Ala Moana Property Holdings Ltd	17.4	22,259	22,259	—

La Cantera Property Holdings Ltd	15.8	76,008	76,008	—

Eugene Property Holdings Ltd	14.7	14,682	14,682	—

Fashion Show Property Holdings Ltd	25.6	32,542	32,542	—

Grand Canal Property Holdings Ltd	26.4	35,079	35,079	—

Merrick Park Property Holdings Ltd	25.6	33,310	33,310	—

North Star Property Holdings Ltd	25.2	31,635	31,635	—

Park Meadows Property Holdings Ltd	25.2	31,205	31,205	—

Stonestown Galleria Property Holdings Ltd	25.6	31,731	31,731	—

BFPL Toronto Property Holdings Inc.	25.0	34,869	34,869	—

BFPL Calgary Property Holdings Inc.	9.2	39,071	39,071	—

Lilia Property Holdings Limited	10.7	11,484	11,484	—

Bay Adelaide Property Holdings Inc.	5.2	35,098	35,098	—

Lilia Property Holdings Limited	25.1	26,795	26,795	—

BFPL Calgary Property Holdings Inc.	25.0	26,693	26,693	—

BFPL Toronto Property Holdings Inc.	10.7	24,960	24,960	—

Bay Adelaide Property Holdings Inc.	2.4	5,051	5,051	—

Alternative Benefit Management, Inc.	100.0	5,323	—	5,323

American National Financial Services, Inc.	100.0	250	250	—

Total SSAP No. 97 8b(iii) entities		$796,555	$791,232	$5,323

	$	$	$	$
	December 31, 2024
	Percentage of
	SCA	Gross	Admitted	Nonadmitted
SCA Entity	Ownership	Amount	Amount	Amount

SSAP No. 97 8b(iii) entities

Alternative Benefit Management, Inc.	100.0%	$57,407	$—	$57,407

American National Financial Services, Inc.	100.0	250	250	—

Total SSAP No. 97 8b(iii) entities		$57,657	$250	$57,407

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 6 - Transactions with Affiliates (continued)

Investments in Subsidiaries, Controlled and Affiliated Entities (continued)

The Company has guaranteed the solvency of Alternative Benefit Management, Inc. (“ABM”). This guarantee assures the payment of benefit liabilities by ABM which were assumed from the Company and certain other third parties. No liability for these guarantees is recorded on the Company’s statutory statements of admitted assets, liabilities and capital and surplus.

The Company has various intercompany management agreements and service contracts. The Company received fees of $93.5 million, $300.3 million, and $173.7 million in 2025, 2024 and 2023, respectively, under these agreements.

Under the terms of a management agreement with American National County Mutual Insurance Company (“ANCMIC”), the Company receives a management fee from ANCMIC, a portion of which is allocated to American National Property And Casualty Company (“ANPAC”). The management fee is settled on an annual basis.

Effective October 1, 2025, ANPAC assumed the management of ANCMIC from the Company.

The Company extends lines of credit to several affiliates. The following table summarizes these affiliate transactions (in thousands):

	$		$		$		$
	December 31,
	Revolving Line of Credit				Outstanding Balance Borrowed
Lines of Credit at bank’s prime rate of 7.0% in 2025 and 7.8% in 2024.	2025		2024		2025		2024

American National Life Insurance Company of Texas		$3,500		$3,500		$—		$—

Garden State Life Insurance Company		4,000		4,000		—		—

American National Life Insurance Company of New York		35,000		35,000		—		—

American National Group Services, LLC		30,000		—		—		—

Farm Family Casualty Insurance Company*		—		50,000		—		—

United Farm Family Insurance Company*		—		7,500		—		4,376

American National Property and Casualty Company*		—		50,000		—		—

American National General Insurance Company*		—		3,000		—		—

American National County Mutual Insurance Company*		—		500		—		—

American National Lloyds Insurance Company*		—		2,500		—		—

Alternative Benefits Management, Inc.		1,000		1,000		—		—

ANICO Financial Services, Inc.		500		500		—		—

American National Administrators, Inc.		1,000		1,000		—		—

American National Insurance Service Company*		—		500		—		—

Standard Plus, Inc.		1,000		1,000		—		—

*Effective October 1, 2025 the lines of credit were terminated.

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 6 - Transactions with Affiliates (continued)

Related Party Transactions

Other assets of $69.7 million and $64.8 million as of December 31, 2025 and 2024, respectively, represent amounts due from related parties. Other liabilities of $41.1 million and $24.9 million as of December 31, 2025 and 2024, respectively, represent amounts due to related parties. The terms of settlement generally require these amounts to be settled within 30 days of receipt of invoice or, as applicable under certain agreements, within 30 days of the end of the billing period.

On May 30, 2025, the Company received a $50.4 million dividend from ABM.

On June 20, 2025, the Company received a capital contribution of $150.0 million from ANGI.

In 2025, the Company purchased 273 securities from American Equity Investment Life Insurance Company (“AEILIC”), for consideration paid in the amount of $337.5 million.

In 2025, the Company sold 17 securities to AEILIC for consideration received in the amount of $399.4 million, including $9.5 million of net realized gains.

In December 2025, ANICO funded $246.8 million into related party securitization vehicles to acquire interests in BSREP III and BSREP V from Brookfield Corporation.

In December 2025, ANICO received $329.2 million in proceeds from the repayment of a collateral loan and $158.7 million from the sale of residual interests from a related party entity. These proceeds were used in part to purchase a $529.6 million collateral loan issued by Sonar BSREP IV Holdings 2025 LP, a subsidiary of BWS.

In December 2025, ANICO received $326.7 million proceeds from the repayment of a collateral loan and $148.8 million from the sale of residual interests from a related party entity. These proceeds were used in part to purchase $475.5 million in collateral loans issued by various special purpose vehicles, which are subsidiaries of BWS.

In December 2025, ANICO sold residual equity interests held in multiple related party securitization vehicles to BWS US Holdings LLC for consideration in the amount of $221.7 million, including $60.6 million of net realized gains. In addition, ANICO funded $519.5 million of rated debt securities in multiple related party securitization vehicles, which hold underlying investments in various private equity funds.

In December 2025, ANICO funded $857.7 million of rated debt securities and residual equity interests in multiple related party securitization vehicles, which hold underlying loans to third parties.

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 6 - Transactions with Affiliates (continued)

Related Party Transactions (continued)

The Company did not purchase any material investments from affiliated entities during 2025.

The Company purchased investments from affiliated entities during 2024 as follows (in thousands):

$			$		$		$		$
December 31, 2024
Date of Transaction		Name of Related Party	Type of Transaction		Assets Received		Agreement (Yes/No)		Amount Due From (To)

	9/19/2024	BBP Bermuda V Loan		Other		Loan		Yes		$80,750

	9/19/2024	BBP Bermuda XI Loan		Other		Loan		Yes		80,750

	7/26/2024	Bermuda Credit Tenant Loan		Other		Bonds		Yes		43,228

	5/24/2024	BIP Loan 1		Other		Loan		Yes		122,385

	5/24/2024	BIP Loan 2		Other		Loan		Yes		122,385

	12/30/2024	BIPREU Loan USD 04/30/2025 TL		Other		Loan		Yes		100,000

	6/14/2024	BOP 200 Vesey Holdings LLC		Other		Loan		Yes		97,000

	7/29/2024	BOP 250 Vesey Holdings LLC		Other		Loan		Yes		106,000

	6/14/2024	BOP 450 West 33rd I / II LLC		Other		Loan		Yes		68,000

	6/14/2024	BOP Brookfield Place Holding LLC		Other		Loan		Yes		68,000

	6/14/2024	BOP Manhattan West Holdings LLC		Other		Loan		Yes		2,000

	6/14/2024	BOP Waterside JV LLC		Other		Loan		Yes		25,000

	9/26/2024	BPEG Direct Loan USD 09/25/2025 TL		Other		Reverse Repurchase Agreement		Yes		48,000

	9/26/2024	BPEG Loan USD 09/25/2025 TL		Other		Reverse Repurchase Agreement		Yes		77,000

	6/20/2024	BPRLO 6.95 04/01/24		Other		Loan		Yes		49,000

	9/26/2024	Brookfield Business		Other		Common Stock		Yes		100,000

	6/28/2024	Brookfield Securitization CFO Inc.		Other		Loan		Yes		262,000

	4/23/2024	Cyxtera Proj Cyborg		Other		Mortgage Loan		Yes		185,000

	7/8/2024	Gems Warehouse Loan - A		Other		Bonds		Yes		158,792

	7/8/2024	GEMS Warehouse Senior Loan - Collateral		Other		Long Term Collateral Loan		Yes		70,248

	10/4/2024	Keystone Terminal Loan Facility		Other		Loan		Yes		50,121

	9/17/2024	LUMINACE ABS ISSUER		Other		Bonds		Yes		27,341

	10/18/2024	LUMINACE EQUIPMENT HOLDINGS 2, LLC		Other		Loan		Yes		32,853

	12/20/2024	MN Hydro Loan		Other		Loan		Yes		17,000

	12/20/2024	MN Hydro Opco Loan		Other		Bonds		Yes		34,524

	2/26/2024	OLP Unlevered Feeder		Other		Bonds		Yes		51,300

	12/24/2024	PREI Loan USD 12/22/2025 TL		Other		Loan		Yes		28,899

	1/31/2024	Selenta Hospitality Holdco, S.L.U.		Other		Mortgage Loan		Yes		63,807

	9/20/2024	Urban Grid Partnership 2 Holding, LLC		Other		Tax Credit		Yes		52,600

	12/9/2024	White Pine Portfolio, LLC		Other		Bonds		Yes		136,705

	Total of statement value of assets received									$2,360,688

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 6 - Transactions with Affiliates (continued)

Affiliated Reinsurance

The Company has reinsurance agreements with Freestone ceding certain annuity and PRT reserves on a modified coinsurance basis and credit accident and health business on a coinsurance basis. Based on the terms of the agreement, the Company holds the assets backing the reinsurer’s statutory reserves. Modco reserves for annuity and US PRT business were $21.2 billion and $16.7 billion as of December 31, 2025 and 2024, respectively. Modco reserves for UK PRT business were $1.5 billion and $1.4 billion as of December 31, 2025 and 2024, respectively. Refer to Note 12 - Reinsurance for further discussion of the affiliated reinsurance agreements.

Note 7 - Retirement Plans

Effective March 31, 2025, the Company terminated its qualified defined benefit pension plan. During the third quarter of 2025, all plan obligations were fully settled through lump-sum cash distributions of approximately $65.8 million to participants and the purchase of a buy-out group annuity contract totaling approximately $171.0 million. The plan’s assets were held in a separate account at ANICO, for which the TDI granted approval to transfer the assets to facilitate settlement of the group annuity contract. Upon completion of the settlement, the plan’s assets and liabilities were removed from the Company’s balance sheet, and the Company will not recognize any future pension expense or benefit obligation.

A summary of assets, obligations and assumptions of the Pension and Other Post Retirement Benefit Plans are as follows (in thousands):

	$		$		$		$
	December 31,
	Overfunded				Underfunded
	2025		2024		2025		2024

Change in benefit obligation

Pension Benefits

Benefit obligation at beginning of year		$237,238		$268,550		$—		$—

Service cost		480		820		—		—

Interest cost		8,559		12,924		—		—

Actuarial loss		73		(8,657)		—		—

Benefits paid		(256,695)		(45,261)		—		—

Plan amendments		—		11,593		—		—

Business combinations, etc		10,345		(2,730)		—		—

Benefit obligation at end of year		—		237,239		—		—

Post-retirement Benefits

Benefit obligation at beginning of year		—		—		2,293		7,065

Service cost		—		—		—		114

Interest cost		—		—		—		114

Actuarial gain		—		—		(29)		(4,977)

Benefits paid		—		—		—		(23)

Business combinations, etc		—		—		(2,264)		—

Benefit obligation at end of year		$—		$—		$—		$2,293

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 7 - Retirement Plans (continued)

	$	$	$	$
	December 31,
	Pension Benefits		Post-retirement Benefits
	2025	2024	2025	2024

Change in plan assets

Fair value of plan assets at beginning of year	$531,756	$516,174	$2,293	$7,065

Actual return on plan assets	23,473	62,150	—	114

Employer contribution	—	—	(29)	(4,863)

Benefits paid	(256,228)	(44,475)	—	(23)

Business combinations, etc.	(299,001)	(2,093)	(2,264)	—

Fair value of plan assets at end of year	$—	$531,756	$—	$2,293

	December 31,
	Overfunded		Underfunded
	2025	2024	2025	2024

Funded status

Components

Prepaid benefit costs	$—	$204,294	$—	$—

Overfunded (underfunded) plan assets	—	90,224	—	—

Liability for pension benefits	—	—	—	2,293

Assets and liabilities recognized

Assets (nonadmitted)	—	294,518	—	—

Liabilities recognized	—	—	—	2,293

A summary of various aspects of the Pension and Other Post Retirement Benefit Plans net periodic pension cost were as follows (in thousands):

	$		$		$		$		$		$
	December 31,
	Pension Benefits						Post-retirement Benefits
	2025		2024		2023		2025		2024		2023

Components of net periodic benefits cost

Service cost		$480		$820		$574		$—		$114		$113

Interest cost		8,559		12,924		13,621		—		114		102

Expected return on plan assets		(20,854)		(31,454)		(27,040)		—		—		—

Amount of recognized gains (losses)		(2,407)		(2,406)		—		(29)		(4,976)		776

Amount of prior service cost recognized		—		11,593		—		—		—		—

Amount of gain (loss) recognized due to settlement or curtailment		(80,113)		(8,351)		—		(2,264)		—		—

Total net periodic benefit cost		$(94,335)		$(16,874)		$(12,845)		$(2,293)		$(4,748)		$991

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 7 - Retirement Plans (continued)

	$		$		$		$		$		$
	December 31,
	Pension Benefits						Post-retirement Benefits
	2025		2024		2023		2025		2024		2023

Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost

Items not yet recognized as a component of net periodic cost- prior year		$90,224		$58,813		$(17,262)		$—		$—		$—

Net gain (loss) arising during the period		2,640		11,293		76,075		(2,078)		—		—

Net gain (loss) recognized		(92,864)		20,118		—		—		—		—

Items not yet recognized as a component of net periodic cost- current year		$—		$90,224		$58,813		$(2,078)		$—		$—

	$		$		$		$		$		$
	December 31,
	Pension Benefits						Post-retirement Benefits
	2025		2024		2023		2025		2024		2023

Amounts in unassigned funds (surplus) that have not yet been recognized as components of net periodic pension cost

Net recognized gains (losses)		$—		$90,224		$58,813		$—		$—		$—

	$		$
	December 31,
	2025		2024

Weighted average assumptions used for net periodic costs

Discount rate		5.70%		5.50%

Expected long term rate of return on plan assets		6.00		6.25

Rate of compensation increase		—		—

Interest crediting rates		—		—

	$		$
	December 31,
	2025		2024

Weighted average assumptions used for projected benefit obligation

Discount rate		—%		5.66%

Rate of compensation increase		—		—

Interest crediting rates		—		—

The following table presents the aggregate projected benefit obligation, aggregate accumulated benefit obligation and aggregate fair value of plan assets for the defined benefit plans (in thousands):

	$		$		$		$
	December 31,
	Pension Benefits				Post-retirement Benefits
	2025		2024		2025		2024

Projected benefits obligation		$—		$237,239		$—		$2,293

Estimated fair value of plan assets		—		531,756		—		2,293

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 7 - Retirement Plans (continued)

Information about pension plan assets:

The Company follows a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

A complete description of the input levels is shown in Note 10 - Fair Value Measurement. A brief description is as follows:

•	Level 1 – Quoted prices in active markets for identical assets
•	Level 2 – Valuation techniques based on observable market data
•	Level 3 – Valuation techniques incorporating information other than observable market data

All registered mutual fund investments are classified in Level 1 of the fair value hierarchy as quoted prices are readily available. The investments are valued at the net asset value (“NAV”) of shares held by the Plan at year end. The investments are redeemable daily. The unallocated group annuity contract is valued at contract value, which approximates fair value. Contract value represents contributions made under the contracts, plus interest at the contract rate, less funds used to pay retirement benefits.

The estimated fair value of each class of defined benefit pension assets were as follows (in thousands):

	$		$	$	$
	December 31, 2024
	Total		Level 1	Level 2	Level 3

Description for each class of plan assets:

Equity securities		$1,585	$1,572	$13	$—

Debt securities		315,488	—	311,406	4,082

Other investments (including cash and cash equivalents)		214,683	185,114	29,569	—

Total plan assets		$531,756	$186,686	$340,988	$4,082

			December 31,
					Target
Distribution of the estimated fair value of assets of the plan, by category:			2025	2024	Allocation

Equity securities			—%	0.3%	0%-80%

Debt securities			—	59.3	0%-100%

Other investments (including cash and cash equivalents)			—	40.4	0%-100%

Total			—%	100.0%	100.0%

The investment policy for the plan’s assets is designed to provide the highest return possible commensurate with sound and prudent underwriting practices. Any particular investment is limited based on credit quality, and no single investment is allowed to be more than 5% of the total invested assets.

The overall expected long-term rate-of-return-on-assets assumption is based upon a building-block method, whereby the expected rate of return on each asset class is broken down into three components. The three components are: (1) inflation, (2) the real risk-free rate of return (i.e. the long-term estimate of future returns on default-free U.S. government securities), and (3) the risk premium for each asset class (i.e. the expected return in excess of the risk-free rate). All three components are based primarily on historical data.

While the precise expected return derived using the above approach will fluctuate somewhat from year to year, the Company’s policy is to hold this long-term assumption constant as long as it remains within a reasonable tolerance from the derived rate.

The Company estimates no contribution requirement in 2025 but may voluntarily make a contribution to reduce expenses from the Pension Benefit Guaranty Corporation insurance premium or for other reasons.

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 7 - Retirement Plans (continued)

For post-retirement benefits other than pensions, the health care cost trend rate is not applicable because the Company’s contribution is a fixed dollar amount. The life insurance plans are non-contributory.

The Company sponsors one defined contribution plan (“401(k) plan”) for all employees. The 401(k) plan allows employees to contribute up to the maximum allowable amount as determined by the IRS. The expense associated with this plan was $7.9 million for 2025, $7.9 million for 2024 and $7.3 million for 2023.

Note 8 - Regulatory Risk-Based Capital, Capital and Surplus, and Dividend Restrictions

The Company has 50,000,000 shares authorized, 5,000,000 issued and outstanding as of December 31, 2025 and 2024. All shares are Class A shares, par value of $1 per share.

The State of Texas imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or levels of activity based on the perceived degree of risk. Companies below specific trigger points or ratios are subject to specified corrective action. As of December 31, 2025 and 2024, the Company exceeds all required risk-based capital levels.

Without prior approval of the domiciliary Commissioner, payments of dividends to stockholder in 2026 are limited to $241.8 million, an amount that is based on restrictions relating to statutory surplus. In addition, dividends cannot exceed the cumulative earned surplus of the Company as of the end of the prior year. Within these limits, dividends are paid as determined by the Board of Directors and are non-cumulative. The Company declared and paid $195.2 million of ordinary dividends to its parent in 2025 and $60.0 million of ordinary dividends in 2024.

The portion of unassigned surplus represented or reduced by each item below is as follows (in thousands):

	$		$
	December 31,
	2025		2024

Cumulative unrealized gains (losses) (net of tax expense (benefit) of $31,255 in 2025 and $18,774 in 2024)		$75,649		$76,056

Nonadmitted asset value		241,899		556,325

Asset valuation reserves		575,625		345,026

Unauthorized reinsurance		15,389		14,896

Note 9 - Liabilities, Contingencies, and Assessments

The Company has unfunded commitments to limited partnerships of $143.1 million as of December 31, 2025.

The Company has access to the Federal Home Loan Bank of Dallas (“FHLB”) financial services including advances that provide an attractive funding source for short-term borrowing and for access to other funding agreements.

As of December 31, 2025, certain municipal bonds and collateralized mortgage obligations with a fair value of approximately $0.6 million and commercial mortgage loans of approximately $494.4 million were on deposit with the FHLB as collateral for borrowing. As of December 31, 2025, the collateral provided borrowing capacity of approximately $348.0 million. The deposited securities and commercial mortgage loans are included in the Company’s Statutory Statement of Admitted Asset, Liabilities, and Capital and Surplus page within bonds and mortgage loans on real estate: first liens, net of allowance, respectively.

The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payment of guaranty benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies operating in similar lines of business. There are currently several insurance companies in the process of liquidation or rehabilitation.

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 9 - Liabilities, Contingencies, and Assessments (continued)

The Company, consistent with the insurance industry in general, is a defendant in various lawsuits, which may from time to time concern alleged breaches of contracts, various employment matters, allegedly deceptive insurance sales and marketing practices, and miscellaneous other causes of action arising in the ordinary course of operations. Certain of these lawsuits may include claims for compensatory and punitive damages. We provide accruals for these items to the extent we deem the losses probable and reasonably estimable. After reviewing the existing litigation with legal counsel, based upon information presently available, management is of the opinion that the ultimate resultant liability, if any, would not have a material adverse effect on the Company’s financial position, liquidity or results of operations; however, assessing the eventual outcome of litigation necessarily involves forward-looking speculation as to judgments to be made by judges, juries and appellate courts in the future.

Note 10 - Fair Value Measurement

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. This guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

Level 1: Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2: Observable inputs other than level 1 prices, such as quoted prices in active markets for similar assets or liabilities; quoted prices in markets that are not active for identical or similar assets or liabilities, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.

Level 3: Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Nonbinding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3.

The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 10 - Fair Value Measurement (continued)

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance that assets and liabilities are appropriately valued through the execution of various processes and controls designed to ensure the overall reasonableness and consistent application of valuation methodologies, including inputs and assumptions, and compliance with accounting standards. For fair values received from third parties or internally estimated, the Company’s processes and controls are designed to ensure that the valuation methodologies are appropriate and consistently applied, the inputs and assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are accurately recorded. For example, on a continuing basis, the Company assesses the reasonableness of individual fair values that have stale security prices or that exceed certain thresholds as compared to previous fair values received from valuation service providers or brokers or derived from internal models.

The following tables provides information about the estimated fair value of the Company’s financial instruments and their level within the fair value hierarchy (in thousands):

	December 31, 2025
	Estimated	Carrying				Net Asset
	Fair Value	Value	Level 1	Level 2	Level 3	Value

Assets:

Issuer credit obligations	$12,854,482	$12,973,584	$36,959	$11,198,531	$1,618,992	$—

Asset-backed securities	4,055,609	4,026,233	—	461,473	3,594,136	—

Preferred stocks	143,170	145,487	3,405	44,130	95,635	—

Common stocks	65,999	65,999	47,464	—	8,958	9,577

Mortgage loans	4,633,303	4,819,723	—	—	4,633,303	—

Cash, cash equivalents and short-term investments	5,047,670	5,047,254	4,842,505	2,000	203,165	—

Policy loans	199,614	199,614	—	—	199,614	—

Derivatives	212,028	199,650	—	17,458	194,570	—

Other invested assets	3,713,131	3,509,172	—	68,526	3,644,605	—

Separate account assets	5,089,281	5,053,057	345,623	1,960,248	1,982,184	801,226

Total assets	$36,014,287	$36,039,773	$5,275,956	$13,752,366	$16,175,162	$810,803

Financial Liabilities:

Investment contracts	$2,890,619	$2,920,342	$—	$—	$2,890,619	$—

Separate account liabilities	5,093,673	5,057,449	345,623	1,964,640	1,982,184	801,226

Total liabilities	$7,984,292	$7,977,791	$345,623	$1,964,640	$4,872,803	$801,226

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 10 - Fair Value Measurement (continued)

	December 31, 2024

	Estimated	Carrying				Net Asset
	Fair Value	Value	Level 1	Level 2	Level 3	Value

Assets:

Bonds	$11,820,267	$12,136,781	$40,116	$5,958,461	$5,821,690	$—

Preferred stocks	294,346	295,272	183,156	—	111,190	—

Common stocks	87,577	87,444	68,585	—	9,365	9,627

Mortgage loans	4,805,171	5,126,934	—	—	4,805,171	—

Cash, cash equivalents and short-term investments	2,701,594	2,701,252	2,475,573	226,021	—	—

Policy loans	239,005	239,005	—	—	239,005	—

Derivatives	253,518	253,518	—	39,543	213,975	—

Other invested assets	2,940,974	2,951,419	—	—	2,940,974	—

Separate account assets	3,846,231	3,865,423	855,837	1,305,024	954,113	731,257

Total assets	$26,988,683	$27,657,048	$3,623,267	$7,529,049	$15,095,483	$740,884

Liabilities:

Investment contracts	$429,503	$441,321	$—	$—	$429,503	$—

Separate account liabilities	3,846,231	3,865,423	855,837	1,305,024	954,113	731,257

Total liabilities	$4,275,734	$4,306,744	$855,837	$1,305,024	$1,383,616	$731,257

The estimated fair values of the financial instruments presented above are determined by the Company using market information available as of December 31, 2025 and 2024. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could realize in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Level 1: Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Cash included in Level 1 represents cash on hand.

Level 2: Bonds included in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for asset-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Other invested assets in Level 2 include surplus notes that are valued by a third party pricing vendor using primarily observable market inputs. Observable inputs include benchmark yields, reported trades, market dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Additionally, for residual tranches or interests, valuation may be based on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 10 - Fair Value Measurement (continued)

Due to the short-term maturities of cash equivalents, short term investments, and investment income due and accrued, carrying value approximates fair value and is classified as Level 2.

Separate account assets and liabilities are funds that are held separate from the general assets and liabilities of the Company. Separate accounts include assets for the investment funds of variable insurance product contract holders, who bear the investment risk of such funds. Investment income and investment gains and losses from these separate funds accrue to the benefit of the contract holders and the asset are carried at fair value. The Company’s qualified pension plan investment income and investment gains and losses from these separate funds accrue to the benefit of the pension plan. The assets of these accounts are carried at fair value.

Institutional pension risk transfer products whereby the Company bears the investment risk and retains all investment experience. Depending on the separate account, the assets are carried at book value or fair value. Separate accounts are established in conformity with insurance laws and are not chargeable with liabilities that arise from any other business of the Company.

The separate account assets included on the quantitative disclosures fair value hierarchy table are comprised of short-term investments, equity securities, and fixed maturity bonds available-for-sale. Short-term investments and fixed maturity securities are classified as Level 2 measurements. These classifications for separate account assets reflect the same fair value level methodologies as listed above as they are derived from the same vendors and follow the same process. The separate account assets also include investment funds, accrued investment income, and receivables for securities. These are not financial instruments and are not included in the quantitative disclosures of fair value hierarchy table.

Level 3: Valuation techniques for bonds and separate account assets and liabilities included in Level 3 are generally the same as those described in Level 2 except that the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

The fair value of mortgage loans is estimated using discounted cash flow analyses on a loan-by-loan basis by applying a discount rate to expected cash flows from future installment and balloon payments. The discount rate takes into account general market trends and specific credit risk trends for the individual loan. Factors used to arrive at the discount rate include inputs from spreads based on U.S. Treasury notes and the loan’s credit quality, region, property type, lien priority, payment type and current status.

Policy loans are fully collateralized by the cash surrender value of underlying insurance policies and are valued based on the carrying value of the loan, which is determined to be its fair value, and are classified as Level 3.

Derivative assets include over the counter equity options. Certain over the counter equity options are valued using models that are widely accepted in the financial services industry. These are categorized as Level 3 as a result of the significance of non market observable inputs such as volatility and forward price/dividend assumptions. Other primary inputs include interest rate assumptions (risk-free rate assumptions), and underlying equity quoted index prices for identical or similar assets in markets that exhibit less liquidity relative to those markets.

Other invested assets include collateral loans that are carried at unpaid principal. Due to the illiquidity of these investments, these are classified as Level 3.

The carrying value of investment contracts liability is equivalent to the accrued account balance. The accrued account balance consists of deposits, net of withdrawals, plus or minus interest credited, fees and charges assessed and other adjustments. The Company believes that the carrying value of investment contracts approximates fair value because the majority of these contracts’ interest rates reset at anniversary. These financial liabilities are classified as Level 3 measurements.

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 10 - Fair Value Measurement (continued)

The following table provides quantitative disclosures for the hierarchy regarding assets and liabilities reported at fair value were as follows (in thousands):

	Fair Value Measurement at December 31, 2025
	Estimated				Net Asset
	Fair Value	Level 1	Level 2	Level 3	Value

Financial assets:

Issuer credit obligations	$3,014	$—	$701	$2,313	$—

Asset-backed securities	1,159	—	1,159	—	—

Short-Term investments	—	—	—	—	—

Total debt securities	4,173	—	1,860	2,313	—

Equity securities

Preferred stocks	115,054	2,889	16,530	95,635	—

Common stocks	57,187	47,464	—	146	9,577

Total equity securities	172,241	50,353	16,530	95,781	9,577

Derivatives	212,027	—	17,458	194,569	—

Separate account assets	823,443	3,582	18,635	—	801,226

Total financial assets	$1,211,884	$53,935	$54,483	$292,663	$810,803

Financial liabilities:

Separate account liabilities	$823,443	$3,582	$18,635	$—	$801,226

Total financial liabilities	$823,443	$3,582	$18,635	$—	$801,226

	Fair Value Measurement at December 31, 2024
	Estimated				Net Asset
	Fair Value	Level 1	Level 2	Level 3	Value

Financial assets:

Bonds	$6,606	$—	$4,540	$2,066	$—

Short-Term investments	10	—	10	—	—

Total debt securities	6,616	—	4,550	2,066	—

Equity securities

Preferred stocks	23,237	19,600	—	3,637	—

Common stocks	78,774	68,585	—	562	9,627

Total equity securities	102,011	88,185	—	4,199	9,627

Derivatives	253,518	—	39,544	213,974	—

Other invested assets	13,857	—	—	13,857	—

Separate account assets	731,688	417	14	—	731,257

Total financial assets	$1,107,690	$88,602	$44,108	$234,096	$740,884

Financial liabilities:

Separate account liabilities	$731,688	$417	$14	$—	$731,257

Total financial liabilities	$731,688	$417	$14	$—	$731,257

There were no transfers between fair value hierarchies as of December 31, 2025 and 2024.

Investments measured at net asset value are mutual investments that invest into a mixture of money market, bonds, and stocks. There are no unfunded commitments related to investment in the class. The investor may redeem the investment at any time. There are no significant restrictions on the ability to sell investment.

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 10 - Fair Value Measurement (continued)

For assets reported at fair value using significant unobservable inputs (Level 3) during the period, a reconciliation of the beginning and ending balances, were as follows (in thousands):

	Issuer	Asset-				Other
	credit	backed	Preferred	Common		Invested
	obligations	securities	Stocks	Stocks	Options	Assets	Total

Balance, December 31, 2023	$—	$—	$34,732	$9,764	$217,513	$—	$262,009

Total realized and unrealized gains or (losses)

Included in net income	—	—	—	—	133,879	(38,743)	95,136

Included in surplus	(2,680)	—	(1,030)	(352)	(13,730)	—	(17,792)

Purchases and settlements/maturities

Purchases	4,766	—	100	—	140,447	52,600	197,913

Sales	(20)	—	(203)	(47)	—	—	(270)

Settlements/maturities	—	—	—	—	(264,135)	—	(264,135)

Gross transfers into Level 3	—	—	—	—	—	—	—

Gross transfers out of Level 3	—	—	(29,962)	(8,803)	—	—	(38,765)

Balance, December 31, 2024	$2,066	$—	$3,637	$562	$213,974	$13,857	$234,096

Total realized and unrealized gains or (losses)

Included in net income	—	—	(162)	(38)	106,697	—	106,497

Included in surplus	(181)	—	11,329	—	(8,742)	—	2,406

Purchases and settlements/maturities

Purchases	505	—	2,306	—	132,014	—	134,825

Sales	(77)	—	—	—	—	—	(77)

Settlements/maturities	—	—	—	—	(249,374)	—	(249,374)

Gross transfers into Level 3	—	—	78,594	—	—	—	78,594

Gross transfers out of Level 3	—	—	(69)	(378)	—	(13,857)	(14,304)

Balance, December 31, 2025	$2,313	$—	$95,635	$146	$194,569	$—	$292,663

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 11 - Change in Incurred Losses and Loss Adjustment Expenses

Activity in the liability for accident and health unpaid claims and claim adjustment expenses are summarized as follows (in thousands):

	2025	2024

Balance at January 1	$95,857	$123,036

Less reinsurance recoverables	82,045	100,386

Net beginning balance	13,812	22,650

Incurred related to:

Current year	8,276	15,866

Prior year	4,647	(14,143)

Total incurred	12,923	1,723

Paid related to:

Current year	2,939	8,195

Prior year	8,798	2,366

Total paid	11,737	10,561

Net balance at December 31*	14,998	13,812

Plus reinsurance recoverables	47,933	82,045

Balance at December 31	$62,931	$95,857

*The net unpaid claim liability reported in this table, as of December 31 may not equal the accident and health policy and contract claims on the statutory statement of liabilities, and capital and surplus. Claim reserves are reported as part of the unpaid claim liability in the table above but are reported in the policyholder reserves on the statutory statement of liabilities, and capital and surplus.

Reserves as of January 1, 2025 were $13.8 million. As of December 31, 2025, $8.8 million has been paid for incurred losses and loss adjustment expenses attributable to insured events of prior years. Reserves remaining for prior years are now $9.7 million as a result of re-estimation of unpaid claims and claim adjustment expenses. Therefore, there has been a -$4.6 million favorable prior-year development from December 31, 2024 to December 31, 2025. There was a $14.1 million favorable prior-year development from December 31, 2023 to December 31, 2024.

Unpaid claims and claim adjustment expenses include an amount determined from individual case estimates and loss reports and an amount, based on past experience, for losses incurred but not reported. Such liabilities are based on assumptions and estimates and, while management believes the amount is adequate, the ultimate liability may be in excess of or less than the amount provided. The methods for making such estimates and for establishing the resulting liabilities are continually reviewed and any adjustments are reflected in the period determined. The increase (decrease) is generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased, as additional information becomes known regarding individual claims.

There were no significant changes in methodologies and assumptions used in calculating the liability for unpaid losses and loss adjustment expenses.

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 12 - Reinsurance

The Company has entered into various reinsurance contracts covering certain portions of losses in life and accident and health coverages. The ceding of risk does not discharge the Company, as the original insurer, from its primary obligation to the policyholder. There were no reinsurance recoverables at December 31, 2025 and 2024 that were considered by the Company to be uncollectible. No reinsurance contracts were identified which require disclosure under paragraphs 79-84 of SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance.

There are no reinsurers listed as non-affiliated in Schedule S that are owned in excess of 10% or controlled, either directly or indirectly, by the Company or by any representative, officer, trustee, or director of the Company. The Company has reinsurance agreements in place with several reinsurance companies that are producer-owned, usually by car dealerships. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium. The Company does not have any reinsurance agreements in effect such that the amount of losses paid or accrued through the settlement date may result in a payment to the reinsurer of amounts that exceed the total direct premium collected under the reinsured policies.

The estimated amount of the aggregate reduction in surplus of termination of all reinsurance agreements, by either party, as of December 31, 2025 is $687 million. There were no new agreements executed, nor amendments to existing agreements, since January 1 that include policies or contracts that were in force or which had existing reserves established by the Company as of the effective date of the agreement, other than as described below for the excess of loss agreement executed on November 14, 2025.

On March 1, 2024, the Company, entered into a series of transactions with Core Specialty Insurance Holdings, Inc. (“Core Specialty”) for the transfer of Specialty Markets Group (“SMG”) business to Core Specialty. The prospective quota share reinsurance agreement with Core Specialty reinsures 100% of the Company’s SMG business (net of applicable reinsurance) commencing January 1, 2024 until such time that necessary product filings have been approved and Core Specialty is writing SMG new and renewal business. The Company ceded $133.7 million to Starstone National Insurance Company, an affiliate of Core Specialty, as an initial reinsurance premium under the quota share reinsurance agreement.

In 2022, the Company entered into a reinsurance agreement with the affiliated company Freestone Re Ltd. (“Freestone”) (the “Original 2022 Coinsurance Agreement”), under which the Company ceded approximately $10.1 billion of annuity reserves on a modified coinsurance basis and credit accident and health business on a coinsurance basis. In December 2023, the Company signed a coinsurance agreement effective as of December 31, 2023 under which the Company ceded approximately an additional $1.1 billion of in-force annuity reserves on a modified coinsurance basis (the “2023 Coinsurance Agreement”). In 2024, the Company amended the Original 2022 and 2023 Coinsurance Agreements, under which the Company ceded approximately $3 billion of additional in-force and new annuity and single premium immediate annuity reserves on a modified coinsurance basis and certain annuity and structured settlement policies issued from January 1, 2024 forward on a modified coinsurance basis.

In 2024, the Company also entered into a reinsurance agreement with Freestone, under which the Company ceded approximately $0.8 billion of certain in-force and new PRT on a modified coinsurance basis (the “PRT Modco Agreement”).

In December 2024, the Company assumed certain bulk UK annuity and buy-out policies from Just Retirement Limited (“PRT UK Griffin”). The Company agreed to retrocede 100% of the obligations to Freestone under the terms of the existing PRT Modco Agreement. Based on the terms of those agreements, the Company holds the assets backing the reinsurer’s statutory reserves.

In August 2024, the Company entered into a coinsurance agreement with RGA Life and Annuity Insurance Company to reinsure approximately $3.4 billion of life reserves, effective July 1, 2024. This agreement resulted in a $876.4 million deferred gain at treaty inception.

As of October 1, 2025, the Company entered into a reinsurance agreement with Dai-Ichi Frontier Life Insurance Co, LTD., under which the Company assumed annuity contracts on a flow basis. Total deposits during 2025 totaled $59.6 million.

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 12 - Reinsurance (continued)

On November 14, 2025, the Company signed an excess of loss reinsurance agreement with Hannover Life Reassurance Company of America (Bermuda) Ltd. and, subject to a permitted practice, recognized an admitted asset related to the notional value of coverage. The agreement, associated with a closed block of life insurance policies, has a 20-year term and provides coverage to the Company for aggregate claims incurred during the agreement term that exceed an attachment point. The amount of the asset subject to this permitted practice is defined in Note 1.

On December 23, 2025, the Company signed an agreement effective November 14, 2025, with Nationwide Life and Annuity Insurance Company to assume on a modified coinsurance basis a group annuity contract. The Company paid an initial ceding commission of $22.4 million at treaty inception. Total assets held by Nationwide in the modco portfolio are $160.8 million as of December 31, 2025.

Note 13 - Life and Health Insurance Reserves

Reserves

Reserves for individual medical expense plans for claims incurred but not reported are calculated using a retrospective, lag study methodology. Explicit margins for adverse deviation and loss adjustment expense are added to the net reserve. Incurred but not reported and in course of settlement reserves are calculated from expected claims adjusted for experience. Reserves for amounts incurred but not yet due for disabled lives are calculated on a present value basis using prescribed tables. The liabilities for the Managing General Underwriter (“MGU”) business were calculated using estimated ultimate loss ratios for each underwriting year for each MGU. For older underwriting years, this method is supplemented by premium and claim completion factors which are used to estimate when premiums and claims are expected to be complete for a given underwriting year. Liabilities calculated by the MGU’s were also considered in each case where they were available.

For interest sensitive life products, policies issued after 1995 were valued using the Commissioners’ Reserve Valuation Method (“CRVM”) along with prescribed mortality and valuation interest rates. Reserves for policies issued before 1996 equal gross account value plus the mortality reserve for unearned cost of insurance deductions. Where applicable, an excess interest reserve is also held for current interest rates guaranteed for periods beyond the valuation date. In the case of our Universal Life with Secondary Guarantees, Actuarial Guideline XXXVIII is applied.

For all traditional ordinary and industrial business, reserves are at least equal to the minimum valuation standard. Various valuation methods, including net level, full preliminary term, and the CRVM are used along with prescribed mortality and valuation interest rates.

The Company waives deduction of deferred fractional premiums upon death of insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Beginning January 1, 2019, the Company implemented Principles Based Reserves for the Term and Universal Life with Secondary Guarantees business. Beginning January 1, 2020, all other life business was subject to Principles Based Reserves; however, per the requirements of the Valuation Manual, the reserve methods continue to be consistent with those described above.

Reserves on individual interest sensitive annuities issued in 1996 and later as well as on the 1993 series of deferred annuity products are calculated according to the Commissioners’ Annuity Reserve Valuation Method (“CARVM”) adjusted to reflect Actuarial Guideline 33. Reserves for equity indexed annuities are calculated based on CARVM with Market Value Reserve Method (“MVRM”), Actuarial Guideline 35, and an interest rate which will vary by contract issue date. Reserves for other interest sensitive annuities and deposit-type funds are generally equal to gross account values plus, where applicable, an excess interest reserve for current interest rates guaranteed for periods beyond the valuation date. Reserves for immediate annuities are calculated according to CARVM and an interest rate which will vary by issue date, and VM-22 requires consideration of additional characteristics, such as issue age, in determining the rate for 2018 and later issues. General account reserves for retail variable annuities are valued under Principles-Based Reserves following VM-21.

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 13 - Life and Health Insurance Reserves (continued)

Reserves (continued)

Extra premiums for substandard lives are based on appropriate multiples of standard mortality. Mean reserves are calculated from tables based on 150% of standard mortality. In addition, one-half of the premium, if any, in excess of that 250% mortality is added to reserve. Extra premiums for occupational hazards are calculated as a flat charge; mean reserves include 50% of such extra premiums.

The tabular interest, tabular less actual reserves released and tabular cost items were completed by the formulas in the SAP instructions. The tabular interest on funds not involving life contingencies were determined from the basic data.

As of December 31, 2025 and 2024, the Company had $1.7 billion and $1.8 billion, respectively, of insurance in force for which the gross premiums are less than the net premiums according to valuation standards.

Analysis of Annuity Actuarial Reserves and Deposit-Type Liabilities by Withdrawal Characteristics

Information regarding the analysis of annuity actuarial reserves, and deposit liabilities and withdrawal characteristics was as follows (in thousands):

	December 31,

	2025	% of Total	2024	% of Total

Subject to discretionary withdrawal:

With market adjustment	$19,083,551	57.8%	$14,060,109	57.1%

At book value less current surrender charge of 5% or more	2,251,152	6.8	1,827,006	7.4

At fair value	499,558	1.5	1,468,424	6.0

Total adjustment or at market value	21,834,261	66.1	17,355,539	70.5

At book value without adjustment (minimal or no charge or adjustment)	2,715,136	8.2	3,098,221	12.6

Not subject to discretionary withdrawal	8,479,066	25.7	4,150,842	16.9

Total (gross)	33,028,463	100.0%	24,604,602	100.0%

Reinsurance ceded	—		—

Total (net)	$33,028,463		$24,604,602

	December 31,

	2025		2024

Life and accident and health annual statement:

Exhibit 5, annuities section, total (net)	$24,343,436		$19,223,044

Exhibit 5, supplementary contracts with life contingencies section, total (net)	477		502

Exhibit 7, deposit-type contracts, line 14, column 1	2,920,342		485,833

Subtotal	27,264,255		19,709,379

Separate accounts annual statement:

ANSARP reserves for annuities and supplemental contracts	$22,467		$553,507

ANVAN reserves for policies and deposit funds	41,158		39,830

ANGUA reserves for policies and deposit funds	435,932		389,288

GAC reserves for policies and deposit funds	3,929,667		2,672,185

Griffin reserves for policies and deposit funds	1,334,984		1,240,157

Subtotal	5,764,208		4,894,967

Total	$33,028,463		$24,604,346

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 13 - Life and Health Insurance Reserves (continued)

Analysis of Life Actuarial Reserves by Withdrawal Characteristics

Information regarding the analysis of life actuarial reserves by withdrawal characteristics was as follows (in thousands):

	December 31, 2025

	General Account			Separate Account-Guaranteed

	Amount	Cash Value	Reserve	Amount	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Universal life	$805,941	$772,484	$800,963	$—	$—	$—

Universal life with secondary guarantees	176,009	106,137	1,265,660	—	—	—

Indexed universal life	954,378	803,927	889,877	—	—	—

Indexed universal life with secondary guarantees	12,762	4,293	10,334	—	—	—

Other permanent cash value life insurance	1,882,137	1,882,137	2,092,064	—	—	—

Variable universal life	38,552	38,419	42,184	324,136	322,969	324,136

Not subject to discretionary withdrawal or no cash values:

Term policies without cash value	—	—	965,105	—	—	—

Accidental death benefits	—	—	10,095	—	—	—

Disability - active lives	—	—	14,378	—	—	—

Disability - disabled lives	—	—	30,931	—	—	—

Miscellaneous reserves	—	—	54,319	—	—	—

Total (gross: direct + assumed)	$3,869,779	$3,607,397	6,175,910	$324,136	$322,969	324,136

Reinsurance ceded			3,982,598			—

Total (net)			$2,193,312			$324,136

Life and accident and health annual statement:

Exhibit 5, life			$2,149,776

Exhibit 5, accidental death benefits			9,842

Exhibit 5, disability - active lives			7,145

Exhibit 5, disability - disabled lives			22,402

Exhibit 5, miscellaneous reserves			4,147

Subtotal			$2,193,312

Separate accounts statement:

ANVUL reserves for policies			$324,136

Subtotal			324,136

Combined total			$2,517,448

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 13 - Life and Health Insurance Reserves (continued)

Analysis of Life Actuarial Reserves by Withdrawal Characteristics (continued)

	December 31, 2024

	General Account			Separate Account-Guaranteed

	Amount	Cash Value	Reserve	Amount	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Universal life	$831,650	$796,729	$831,183	$—	$—	$—

Universal life with secondary guarantees	172,308	92,633	1,143,432	—	—	—

Indexed universal life	839,831	682,484	765,427	—	—	—

Indexed universal life with secondary guarantees	7,810	3,545	4,924	—	—	—

Other permanent cash value life insurance	1,902,669	1,902,669	1,933,011	—	—	—

Variable universal life	39,018	39,018	43,522	302,138	302,138	302,138

Not subject to discretionary withdrawal or no cash values:

Term policies without cash value	—	—	1,155,446	—	—	—

Accidental death benefits	—	—	11,293	—	—	—

Disability - active lives	—	—	14,470	—	—	—

Disability - disabled lives	—	—	34,578	—	—	—

Miscellaneous reserves	—	—	47,044	—	—	—

Total (gross: direct + assumed)	$3,793,286	$3,517,078	5,984,330	$302,138	$302,138	302,138

Reinsurance ceded			3,788,905			—

Total (net)			$2,195,425			$302,138

Life and accident and health annual statement:

Exhibit 5, life			$2,145,236

Exhibit 5, accidental death benefits			10,999

Exhibit 5, disability - active lives			7,689

Exhibit 5, disability - disabled lives			25,857

Exhibit 5, miscellaneous reserves			5,643

Subtotal			$2,195,424

Separate accounts statement:

Exhibit 3, line 0199999, column 2			$302,138

Subtotal			302,138

Combined total			$2,497,562

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 13 - Life and Health Insurance Reserves (continued)

Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity consideration were as follows (in thousands):

	December 31,

	2025		2024

	Gross	Net of loading	Gross	Net of loading

Ordinary new business	$6,081	$(253)	$6,403	$(15)

Ordinary renewal	63,145	40,223	79,468	50,097

Group life	(837)	(862)	(1,684)	(1,719)

Total	$68,389	$39,108	$84,187	$48,363

Separate Accounts

The Company maintains six distinct Separate Accounts. The American National Separate Account for Retirement Plans (“ANSARP”) represents funds dedicated to support the Company’s retirement plans. The American National Variable Universal Life (“ANVUL”) Separate Account represents funds invested for the benefit of variable life policyholders. The American National Variable Annuity (“ANVAN”) and the American National Group Unallocated Annuity (“ANGUA”) Separate Accounts represent funds for variable annuity and group unallocated annuity policyholders, respectively. The assets of the aforementioned Separate Accounts are carried at their market value and the investment performance is non-guaranteed. The Group Annuity Commingled (“GAC”) Separate Account represents funds to support annuities payable under a number of group fixed annuity contracts issued to various employers for their pension plans. The GAC’s liabilities are supported by the Separate Account and guaranteed by the Company’s General Account. The GAC’s assets are valued at book value.

The American National Non-US Separate Account and the JRL Sub-Account of such Separate Account represent funds supporting an international pension risk transfer collateralized reinsurance transaction between ANICO and a non-U.S. cedant. Premium for the business assumed under the collateralized reinsurance transaction is allocated to the JRL Sub-Account. ANICO allocates the collateral to the JRL Sub-Account via two investment vehicle subsidiaries, Griffin Topco LLC (“Topco”) and Griffin Subco LLC (“Subco”), formed for purposes of the transaction. ANICO directly owns 100% of the membership interest in Topco and Topco owns 100% of the membership interests in Subco. To secure ANICO’s obligations under the transaction, ANICO pledged to the cedant its membership interest in Topco, Topco pledged to cedant its membership interest in Subco, and Topco and Subco each entered into a trust agreement and deposited collateral contributed by ANICO into trust accounts established with a third party bank, acting as trustee. The cedant is the beneficiary of the trust accounts and has the right to withdraw the collateral in accordance with the reinsurance transaction agreement and the trust agreements.

AMERICAN NATIONAL INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

Note 13 - Life and Health Insurance Reserves (continued)

Separate Accounts (continued)

Information regarding the Separate Accounts of the Company is as follows (in thousands):

	December 31,

	2025	2024

Premiums, considerations or deposits	$1,384,820	$3,201,494

Reserves at December 31:

For accounts with assets at fair value	6,088,344	5,224,760

By withdrawal characteristics:

Subject to discretionary withdrawal	823,693	1,284,764

Not subject to discretionary withdrawal	5,264,651	3,939,996

Reconciliation of net transfers to (from) separate accounts

Transfers as reported in the summary of operations of the:

Separate accounts statement:

Transfers to separate accounts	1,367,542	3,201,494

Transfers from separate accounts	1,102,612	6,536

Net transfers to (from) separate accounts	264,930	3,194,958

Reconciling adjustments:

General insurance expenses charged to separate accounts	9,026	732

Reserve transfer	59,061	(140,389)

Net transfers to (from) separate accounts	$333,017	$3,055,301

Note 14 - Events Subsequent

Subsequent events have been considered through April 24, 2026, the date the accompanying statutory financial statements were available to be issued.

On March 31, 2026, ANGI contributed the stock of ANTAC, LLC a Texas limited company to the Company.

On April 1, 2026, the Company paid a $30.0 million ordinary dividend to its parent ANGI.

On April 9, 2026, the Company announced it would no longer offer products through its Career Sales & Service Division, thereby completing the Company’s exit from life insurance sales.

AMERICAN NATIONAL INSURANCE COMPANY

SCHEDULE I – SELECTED FINANCIAL DATA

(In Thousands)

Schedule I

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves for the year ended December 31, 2025.

	$

Investment income earned:

U.S. governments		$2,638

Bonds exempt from U.S. tax		—

Other bonds (unaffiliated)		545,590

Bonds of affiliates		216,261

Preferred stocks (unaffiliated)		11,286

Preferred stocks of affiliates		683

Common stocks (unaffiliated)		12,945

Common stocks (affiliates)		56,860

Mortgage loans		284,801

Real estate		49,518

Cash, cash equivalents and short-term investments		142,215

Premium notes, policy loans and liens		17,617

Derivative instruments		4,981

Other invested assets		192,859

Aggregate write-ins for investment income		—

Gross investment income		$1,538,252

Real estate owned – carrying value less encumbrances		$259,035

Mortgage loans – carrying value:

Farm mortgages		$—

Residential mortgages		265,237

Commercial mortgages		4,554,486

Total mortgage loans		$4,819,723

Mortgage loans by standing – carrying value:

Good standing		$4,693,515

Good standing with restructured terms		38,500

Interest overdue more than three months, not in foreclosure		75,005

Foreclosure in progress		12,703

Other long-term assets – carrying value		$3,725,866

See accompanying independent auditor’s report.

AMERICAN NATIONAL INSURANCE COMPANY

SCHEDULE I – SELECTED FINANCIAL DATA

(In Thousands)

Schedule I

	$

Bonds and stocks of parents, subsidiaries and affiliates – carrying value

Bonds		$2,649,285

Preferred stocks		1,110

Common stocks		796,552

Bonds, short-term investments, and cash equivalents by class and maturity:

Bonds by maturity – carrying value

Due within one year or less		$4,127,762

Over 1 year through 5 years		7,685,661

Over 5 years through 10 years		5,918,667

Over 10 years through 20 years		1,354,824

Over 20 years		1,354,576

No maturity date		—

Total by maturity		$20,441,489

Bonds by class – carrying value

Class 1		$12,954,628

Class 2		5,643,333

Class 3		1,743,172

Class 4		77,346

Class 5		19,797

Class 6		3,212

Total by class		$20,441,489

Total bonds publicly traded		$11,582,321

Total bonds privately traded		8,859,168

Preferred stocks – carrying value		$145,487

Common stocks – market value		862,551

Short-term investments – carrying value		$205,173

Options, caps and floors owned – carrying value		199,650

Options, caps and floors written and in force – carrying value		—

Collar, swap and forward agreements open – carrying value		—

Future contracts open – current price		—

Cash on Deposit		30,713

See accompanying independent auditor’s report.

AMERICAN NATIONAL INSURANCE COMPANY

SCHEDULE I – SELECTED FINANCIAL DATA

(In Thousands)

Schedule I

	$

Life insurance in force:

Industrial		$110,001

Ordinary		13,655,098

Credit life		181,864

Group life		511,789

Amount of accidental death insurance in force under ordinary policies:		$4,549,153

Life insurance policies with disability provisions in force:

Industrial		$—

Ordinary		54,995

Credit life		—

Group life		2,685

Supplementary contract in force:

Ordinary – not involving life contingencies

Amount on deposit		$4,378

Income payable		748

Ordinary – involving life contingencies

Income payable		59

Group – not involving life contingencies

Amount on deposit		—

Income payable		—

Group – involving life contingencies

Income payable		—

Annuities:

Ordinary:

Immediate – amount of income payable		$218,473

Deferred – fully paid account balance		21,313,398

Deferred – not fully paid – account balance		3,990

Group:

Amount of income payable		$35,229

Fully paid account balance		680,030

Not fully paid – account balance		—

See accompanying independent auditor’s report.

AMERICAN NATIONAL INSURANCE COMPANY

SCHEDULE I – SELECTED FINANCIAL DATA

(In Thousands)

Schedule I

	$

Accident and health insurance – premiums in force:

Ordinary		$4,559

Group		21

Credit		3,270

Deposit funds and dividend accumulations:

Deposit funds – account balance		$2,503,134

Dividend accumulations – account balance		12,726

Claim payments made during 2025:

Group accident and health

2025		$440

2024		1,989

2023		5,050

2022		10,761

2021		6,485

Prior		4,573

Other accident and health

2025		$2,452

2024		5,965

2023		(5,788)

2022		9,640

2021		3,470

Prior		15,887

Credit accident and health:

2025		$398

2024		424

2023		1,810

2022		2,302

2021		2,003

Prior		3,400

See accompanying independent auditor’s report.

AMERICAN NATIONAL INSURANCE COMPANY

SCHEDULE II – SUMMARY INVESTMENT SCHEDULE

(In Thousands)

Schedule II

	$		$		$		$
	Gross investment holding				Admitted assets as reported in the annual statement

	Amount		Percentage		Amount		Percentage

Issuer credit obligations

U.S. government obligations		$37,404		0.1%		$37,404		0.1%

Other U.S. government obligations		2,900		—		2,900		—

Non-U.S. sovereign jurisdiction securities		51,695		0.2		51,695		0.2

Municipal bonds – general obligations (direct & guaranteed)		27,838		0.1		27,838		0.1

Municipal bonds – special revenue		133,096		0.4		133,096		0.4

Corporate bonds		11,667,114		36.2		11,667,114		36.2

Single entity backed obligations		630,155		2.0		630,155		2.0

Bonds issued by funds representing operating entities		302,767		0.9		302,767		0.9

Bank loans - issued		103,115		0.3		103,115		0.3

Mortgages loans that qualify as SVO-Identified credit tenant loans		17,501		0.1		17,501		0.1

Total issuer credit obligations		12,973,585		40.3		12,973,585		40.3

Asset-backed securities

Financial asset-backed securities – self-liquidating		1,391,320		4.3		1,391,320		4.3

Financial asset-backed securities – not self-liquidating		2,144,862		6.7		2,144,862		6.7

Non-financial asset-backed securities		490,050		1.5		490,050		1.5

Total asset-backed securities		4,026,232		12.5		4,026,232		12.5

Preferred stocks

Industrial and miscellaneous (Unaffiliated)		144,377		0.4		144,377		0.4

Parent, subsidiaries and affiliates		1,110		—		1,110		—

Total preferred stocks		145,487		0.4		145,487		0.4

Common stocks

Industrial and miscellaneous – publicly traded (unaffiliated)		47,464		0.1		47,464		0.1

Industrial and miscellaneous – other (unaffiliated)		8,958		—		8,958		—

Parent, subsidiaries and affiliates – other		796,552		2.5		791,229		2.5

Mutual funds		9,577		—		9,577		—

Total common stocks		862,551		2.6		857,228		2.6

See accompanying independent auditor’s report.

AMERICAN NATIONAL INSURANCE COMPANY

SCHEDULE II – SUMMARY INVESTMENT SCHEDULE

(In Thousands)

Schedule II

	$		$		$		$

Mortgage loans

Commercial mortgages		265,237		0.8		265,237		0.8

Mezzanine real estate loans		4,404,588		13.7		4,404,588		13.7

Total valuation allowance		149,898		0.5		149,898		0.5

Total mortgage loans		4,819,723		15.0		4,819,723		15.0

Real estate

Properties occupied by company		64,224		0.2		64,224		0.2

Properties held for production of income		194,811		0.6		194,811		0.6

Total real estate		259,035		0.8		259,035		0.8

Cash, cash equivalents and short term investments:

Cash		30,723		0.1		30,723		0.1

Cash equivalents		4,811,359		14.9		4,811,359		14.9

Short term investments		205,173		0.6		205,173		0.6

Total cash, cash equivalents and short term investments		5,047,254		15.6		5,047,254		15.6

Other

Policy loans		200,354		0.6		199,614		0.6

Derivatives		199,650		0.6		199,650		0.6

Other invested assets		3,732,204		11.6		3,725,866		11.6

Receivables for securities		657		—		657		—

Total invested assets		$32,266,733		100.0%		$32,254,333		100.0%

See accompanying independent auditor’s report.

AMERICAN NATIONAL INSURANCE COMPANY

SCHEDULE III – SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

(In Thousands)

Schedule III

1 Reporting entity’s total admitted assets are reported on Page 2 of this annual statement.	$33,608,991

2 Ten largest exposures to a single issuer/borrower/investment:

Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets

American National Group, LLC	Bonds	$ 1,300,193	3.9%

Chamberlain Blane 2023-1 LLC	Other Invested Assets	614,892	1.8

Sonar BSREP IV Holdings 2025 LP	Other Invested Assets	519,745	1.5

Primary Wave	Bonds	453,412	1.3

PW Publishing Partners, LLC	Bonds and Other Invested Assets	359,452	1.1

Dupre 2022-1 Ltd	Bonds and Other Invested Assets	272,712	0.8

Citigroup Inc.	Bonds	202,118	0.6

Brookfield Securitization CFO Inc.	Bonds	202,000	0.6

Bpy Bermuda Holdings Limited	Bonds	184,667	0.5

Brookfield Bpy Holdings Inc.	Bonds	184,654	0.5

3	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation:

Bonds	Amount	Percentage	Preferred Stocks	Amount	Percentage

NAIC-1	$ 12,954,628	38.5%	P/RP-1	$ 29,913	0.1%

NAIC-2	5,643,333	16.8	P/RP-2	44,860	0.1

NAIC-3	1,743,172	5.2	P/RP-3	—	—

NAIC-4	77,346	0.2	P/RP-4	65,339	0.2

NAIC-5	19,797	0.1	P/RP-5	5,376	—

NAIC-6	3,212	—	P/RP-6	—	—

4	Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?	No
If response to 4.01 above is yes, responses are not required for interrogatories 5 - 10.

	$		$
	Amount		Percentage

Total admitted assets held in foreign investments		$3,131,705		9.3%

Foreign-currency-denominated investments		$315,389		0.9

Insurance liabilities denominated in that same foreign currency		—		—

5	Aggregate foreign investment exposure categorized by NAIC sovereign designation:

	$		$
	Amount		Percentage

Countries designated NAIC-1		$3,112,368		9.3%

Countries designated NAIC-2		11		—

Countries designated NAIC-3 or below		19,311		0.1

See accompanying independent auditor’s report.

AMERICAN NATIONAL INSURANCE COMPANY

SCHEDULE III – SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

(In Thousands)

Schedule III

6	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

	Amount	Percentage

Countries designated NAIC - 1:

Country 1: UNITED KINGDOM	$677,026	2.0%

Country 2: CAYMAN ISLANDS	653,786	1.9

Countries designated NAIC - 2:

Country 1: MEXICO	11	—

Country 2:	—	—

Countries designated NAIC - 3 or below:

Country1: BARBADOS	19,311	0.1

Country 2:	—	—

7 Aggregate unhedged foreign currency exposure	$—	— %

8 Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

	Amount	Percentage

Countries designated NAIC-1	$—	— %

Countries designated NAIC-2	—	—

Countries designated NAIC-3 or below	—	—

9 Largest unhedged foreign currency exposures by country, categorized by the county’s NAIC sovereign designation:

	Amount	Percentage

Countries designated NAIC - 1:

Country 1:	$—	— %

Country 2:	—	—

Countries designated NAIC - 2:

Country 1:	—	—

Country 2:	—	—

Countries designated NAIC - 3 or below:

Country 1:	—	—

Country 2:	—	—

10 Ten largest non-sovereign (i.e. non-governmental) foreign issues:

Issuer	NAIC Designation	Amount	Percentage

DUPRE 2022-1 LTD	1.D	$272,712	0.8%

UBS Group AG	1.A	167,013	0.5

BYLSMA 2022-1, LTD.	1.D	164,875	0.5

77G Propco Limited	1.D	151,991	0.5

CASALS 2022-1, LTD.	1.D	141,983	0.4

BNP Paribas SA	1.E	131,957	0.4

BRE COLOMBIA HOLDINGS LIMITED	1.F	98,038	0.3

Credit Agricole SA London Branch	1.D	73,669	0.2

NatWest Group plc	1.D	73,214	0.2

Lloyds Banking Group plc	1.D	70,964	0.2

See accompanying independent auditor’s report.

AMERICAN NATIONAL INSURANCE COMPANY

SCHEDULE III – SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

(In Thousands)

Schedule III

11 Amounts of percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01 Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?	No

If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.

	Amount	Percentage

Total admitted assets held in Canadian investments	$1,423,738	4.2%

Canadian-currency-denominated investments	$314,494	0.9

Canadian-denominated insurance liabilities	—	—

Unhedged Canadian currency exposure	—	—

12 Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions:

12.01 Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?		Yes
If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

Aggregate carrying value of investments with contractual sales restrictions. Largest three investments with contractual sales restrictions:

	Amount	Percentage
	$—	— %
	—	—
	—	—

13 Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01 Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets?		Yes
If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

Issuer	Amount	Percentage

	$—	— %

	—	—

	—	—

	—	—

	—	—

	—	—

	—	—

	—	—

	—	—

	—	—

14 Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

14.01 Are assets held in nonaffiliated, privately places equities less than 2.5% of the reporting entity’s total admitted assets?		Yes
If response to 14.01 above is yes, responses are not required for the remainder of Interrogatory 14.

Aggregate carrying value of investments held in nonaffiliated, privately placed equities. Largest three investments held in nonaffiliated, privately placed equities:

	Amount	Percentage

	$—	— %

	—	—

	—	—

See accompanying independent auditor’s report.

AMERICAN NATIONAL INSURANCE COMPANY

SCHEDULE III – SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

(In Thousands)

Schedule III

 Ten largest fund managers:

Fund Manager	Total Invested	Diversified	Nondiversified

Bank of NY	$1,092,821	$1,092,821	$ —

Invesco	189,309	189,309	—

Morgan Stanley	112,729	112,729	—

American Funds	4,525	4,525	—

Fidelity	3,099	3,099	—

Vangaurd	1,529	1,529	—

T.Rowe Price	351	351	—

JPMorgan	69	69	—

Dodge & Cox	2	2	—

	—	—	—

15 Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01 Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets?			Yes
If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

Aggregate carrying value of investments held in general partnership interests. Largest three investments in general partnership interests:

Issuer	Amount	Percentage

	$—	— %

	—	—

	—	—

16 Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

16.01 Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?	No
If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

Type (Residential, Commercial, Agricultural)	Amount	Percentage

Commercial	$151,991	0.5%

Residential	117,763	0.4

Commercial	93,282	0.3

Commercial	91,160	0.3

Commercial	70,961	0.2

Residential	70,892	0.2

Commercial	70,458	0.2

Commercial	68,000	0.2

Commercial	65,478	0.2

Residential	60,225	0.2

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:
	Amount	Percentage

Construction loans	$422,926	1.3%

Mortgage loans over 90 days past due	87,708	0.3

Mortgage loans in the process of foreclosure	12,703	—

Mortgage loans foreclosed	77,121	0.2

Restructured mortgage loans	38,500	0.1

See accompanying independent auditor’s report.

AMERICAN NATIONAL INSURANCE COMPANY

SCHEDULE III – SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

(In Thousands)

Schedule III

17	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	$			$			$
	Residential			Commercial			Agricultural
Loan to Value	Amount		Percentage	Amount		Percentage	Amount		Percentage

above 95%		$—	— %		$40,707	0.1%		$—	— %

91 to 95%		—	—		25,288	0.1		—	—

81 to 90%		—	—		268,174	0.8		—	—

71 to 80%		—	—		328,434	1.0		—	—

below 70%		265,237	0.8		3,891,884	11.6		—	—

18 Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

18.01 Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets?	Yes
If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

Largest five investments in any one parcel or group of contiguous parcels of real estate:

Description	Amount	Percentage

	$—	— %

	—	—

	—	—

	—	—

	—	—

19 Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

19.01 Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets?	Yes
If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

Aggregate carrying value of investments held in mezzanine real estate loans:

Largest three investments held in mezzanine real estate loans:

Amount	Percentage

$—	— %

—	—

—	—

20	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

	$			$		$		$
	At Year End			At End of Each Quarter
	Amount		Percentage	1st Quarter		2nd Quarter		3rd Quarter

Securities lending agreements (do not include assets held as collateral for such transactions)		$—	— %		$—		$—		$—

Repurchasing agreements		—	—		—		—		—

Reverse repurchase agreements		180,000	0.5		107,000		107,000		180,000

Dollar repurchase agreements		—	—		—		—		—

Dollar reverse repurchase agreements		—	—		—		—		—

See accompanying independent auditor’s report.

AMERICAN NATIONAL INSURANCE COMPANY

SCHEDULE III – SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

(In Thousands)

Schedule III

21	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

	Owned		Written
	Amount	Percentage	Amount	Percentage

Hedging	$—	— %	$—	— %

Income generation	—	—	—	—

Other	—	—	—	—

22	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swap, and forwards:

	At Year End		At End of Each Quarter
	Amount	Percentage	1st Quarter	2nd Quarter	3rd Quarter

Hedging	$26,570	0.1%	$10,987	$15,693	$27,201

Income generation	—	—	—	—	—

Replications	—	—	—	—	—

Other	—	—	—	—	—

23	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for future contracts:

	At Year End		At End of Each Quarter
	Amount	Percentage	1st Quarter	2nd Quarter	3rd Quarter

Hedging	$—	—%	$—	$—	$—

Income generation	—	—	—	—	—

Replications	—	—	—	—	—

Other	—	—	—	—	—

See accompanying independent auditor’s report.